                                                                 Exhibit 10.1.37

                                    AGREEMENT
                   FOR LOCAL WIRELINE NETWORK INTERCONNECTION
                                       AND
                                 SERVICE RESALE
                                     BETWEEN
                        ADVANCED TELECOMMUNICATIONS, INC.
                                       AND
                          U S WEST COMMUNICATIONS, INC.


                              FOR THE STATE OF UTAH


                                AGREEMENT NUMBER
                                 CDS-000106-0272

[NOTE: In this Agreement, italicized language corresponds to language agreed to by the Parties; BOLD LANGUAGE corresponds to language included to comply with the Commissions Orders]; BOLD LANGUAGE IN ITALICs corresponds to agreed language regarding a subject addressed in the Commission's Orders

                                                                          Part A

                                TABLE OF CONTENTS

RECITALS ........................................................................................................1

SCOPE OF AGREEMENT...............................................................................................1

DEFINITIONS .....................................................................................................2

TERMS AND CONDITIONS............................................................................................13

         1.       General Provisions............................................................................13
         2.       Most Favored Nation Terms and Treatment.......................................................15
         3.       Payment.......................................................................................15
         4.       Taxes.........................................................................................15
         5.       Intellectual Property.........................................................................16
         6.       Severability..................................................................................16
         7.       Responsibility for Environmental Contamination................................................17
         8.       Branding......................................................................................17
         9.       Independent Contractor Status.................................................................18
         10.      Referenced Documents..........................................................................19
         11.      Publicity and Advertising.....................................................................19
         12.      Executed in Counterparts......................................................................19
         13.      Headings Not Controlling......................................................................19
         14.      Joint Work Product............................................................................20
         15.      Survival......................................................................................20
         16.      Effective Date................................................................................20
         17.      Amendment of Agreement........................................................................20
         18.      Indemnification...............................................................................20
         19.      Limitation of Liability.......................................................................21
         20.      Term of Agreement.............................................................................22
         21.      Governing Law.................................................................................22
         22.      Cancellation Charges..........................................................................22
         23.      Regulatory Approvals..........................................................................23
         24.      Compliance....................................................................................23
         25.      Force Majeure.................................................................................24
         26.      Escalation Procedures.........................................................................24
         27.      Dispute Resolution............................................................................25
         28.      Nondisclosure.................................................................................26
         29.      Notices.......................................................................................28
         31.      Warranties....................................................................................29
         32.      Default.......................................................................................29
         33.      Remedies......................................................................................30
         34.      Waivers.......................................................................................31


                                                                         Page ii

                                                                          Part A

         35.      No Third Party Beneficiaries..................................................................31
         36.      Physical Security.............................................................................31
         37.      Network Security..............................................................................32
         38.      Revenue Protection............................................................................32
         39.      Law Enforcement Interface.....................................................................33
         40.      Collocation...................................................................................33
         41.      Technical References - Collocation............................................................45
         42.      Number Portability............................................................................45
         43.      Dialing Parity................................................................................54
         44.      Directory Listings............................................................................54
         46.      U S WEST Dex Issues...........................................................................57
         47.      Access to Poles, Ducts, Conduits, and Rights of Way...........................................57
         48.      Bona Fide Request Process for Further Unbundling..............................................62
         49.      Audit Process.................................................................................65
         50.      Miscellaneous Services........................................................................66
         51.      Unused Transmission Media.....................................................................84
         52.      Service Standards.............................................................................85
         53.      Entire Agreement..............................................................................86
         54.      Reservation of Rights.........................................................................87




ATTACHMENTS

Attachment 1                   Rates and Charges
Attachment 2                   Resale
Attachment 3                   Unbundled Access/Elements
Attachment 4                   Interconnection
Attachment 5                   Business Process Requirements
Attachment 6                   Electronic Interfaces(1)
Attachment 7                   Implementation Schedule(2)


___________________________
(1) CO-PROVIDER/USWC Agreement Only
(2) CO-PROVIDER/USWC Agreement Only

                                                                        Page iii

                                                                          Part A

          This Interconnection Agreement (this "Agreement"), is entered into by and between Advanced Telecommunications, Inc., a Utah Corporation, and U S WEST Communications, Inc., a Colorado corporation, to establish the rates, terms and conditions for local interconnection, local resale, and the purchase of unbundled network elements (individually referred to as the "service" or collectively as the "services").

RECITALS

          WHEREAS, pursuant to this Agreement, CO-PROVIDER and U S WEST will extend certain arrangements to one another within each LATA in which they both operate within Utah. This Agreement is a combination of agreed terms and terms imposed by arbitration under Section 252 of the Communications Act of 1934, as modified by the Telecommunications Act of 1996, the rules and regulations of the Federal Communications Commission, and the orders, rules and regulations of the Utah Public Service Commission; and as such does not necessarily represent the position of either Party on any given issue; and

          WHEREAS, the Parties wish to interconnect their local exchange networks in a technically and economically efficient manner for the transmission and termination of calls, so that subscribers of each can seamlessly receive calls that originate on the other's network and place calls that terminate on the other's network, and for CO-PROVIDER's use in the provision of exchange access ("Local Interconnection"); and

          WHEREAS, CO-PROVIDER wishes to purchase Telecommunications Services for resale to others, and U S WEST is willing to provide such services; and

          WHEREAS, CO-PROVIDER wishes to purchase on an unbundled basis Network Elements, Ancillary Services and Functions and additional features separately or in any Combination, and to use such services for itself or for the provision of its Telecommunications Services to others, and U S WEST is willing to provide such services;

          Now, therefore, in consideration of the terms and conditions contained herein, CO-PROVIDER and U S WEST hereby mutually agree as follows:

SCOPE OF AGREEMENT

          A. This Agreement specifies the rights and obligations of each Party with respect to the purchase and sale of Local Interconnection, Local Resale and Network Elements in the LATA in Utah where U S WEST operates.

          B. In the performance of their obligations under this Agreement, the Parties shall act in good faith and consistently with the intent of the Act. Where notice, approval or similar action by a Party is permitted or required by any provision of this Agreement (including, without limitation, the obligation of the Parties to further negotiate the resolution of new or open issues under this Agreement) such action shall not be unreasonably delayed, withheld or conditioned.

          C. U S WEST will provide CO-PROVIDER with at least the level of service quality or performance of obligations under this Agreement as U S WEST provides itself or any other Person with respect to all Telecommunications Services, Local Interconnection, Services for Resale, and Network

                                                                          Part A

Elements as applicable and shall provide such level of service quality or performance of service obligations in accordance with the specific requirements agreed to in Attachment 5.

          D. U S WEST shall provide to CO-PROVIDER Services for Resale that are equal in quality, subject to the same conditions (including the conditions in U S WEST's effective tariffs which are not otherwise inconsistent with the terms and conditions contained herein), within the same provisioning time intervals that U S WEST provides these services to itself, its Affiliates and others, including end users, and in accordance with any applicable Commission service quality standards, including standards the Commission may impose pursuant to
Section 252 (e)(3) of the Act.

          E. Each Network Element provided by U S WEST to CO-PROVIDER shall be at least equal. in the quality of design, performance, features, functions, capabilities and other characteristics, including, but not limited to, levels and types of redundant equipment and facilities for power, diversity and security, that U S WEST provides to itself, U S WEST's own subscribers, to a U S WEST Affiliate or to any other entity.

          F. The Parties agree to work jointly and cooperatively in testing and implementing processes for pre-ordering, ordering, maintenance, provisioning and billing and in reasonably resolving issues which result from such implementation on a timely basis.

          G. If a Party makes a change in its network which it believes will materially affect the interoperability of its network with that of the other Party, the Party making the change shall provide advance notice of such change to the other Party in accordance with applicable FCC or Commission regulations.

          H. In accordance with Section 251(c)(5) of the Act and the rules and regulations established by the FCC and the Commission, the Parties shall provide reasonable notice of changes in the information necessary for the transmission and routing of services using that local exchange carrier's facilities or network, as well as of any other changes that would affect the interoperability of those facilities and networks.

          I. Except as otherwise provided for in Section 8 of Attachment 2, U S WEST shall not discontinue or refuse to provide any service required hereunder without CO-PROVIDER'S prior written agreement in accordance with Section 17 of this Part A, nor shall U S WEST reconfigure, reengineer or otherwise redeploy its network in a manner which would materially impair CO-PROVIDER'S ability to offer Telecommunications Services in the manner contemplated by this Agreement, the Act or the FCC s rules and regulations. U S WEST agrees that all obligations undertaken pursuant to this Agreement, including, without limitation, performance standards, intervals, and technical requirements are material obligations hereof and that time is of the essence.

DEFINITIONS

          Certain terms used in this Agreement shall have the meanings set forth herein or as otherwise elsewhere defined throughout this Agreement. Other terms used but not defined herein will have the meanings ascribed to them in the Act and the FCC's rules and regulations.

"911 Service" means a universal telephone number which gives the public direct access to the Public Safety Answering Point (PSAP). Basic 911 service collects 911 calls from one or more local exchange switches that serve a geographic area. The calls are then sent to the correct authority designated to receive such calls.

                                                                          Part A

"911 Site Administrator" is a person assigned by CO-PROVIDER to establish and maintain 911 service location information for its subscribers.

"Access Services" refers to interstate and intrastate switched access and private line transport services.

"Act" means the Communications Act of 1934 (47 U.S.C. Section 151 et seq.), as amended by the Telecommunications Act of 1996, and as from time to time interpreted in the duly authorized rules and regulations of the FCC or by the Commission.

"ADSL" or "Asymmetrical Digital Subscriber Line" means a transmission technology which transmits an asymmetrical digital signal using one of several transmission methods (for example, carrier-less AM/PM discrete multi-tone, or discrete wavelet multi-tone).

"Affiliate" is an entity, as defined in the Act, that directly or indirectly owns or controls, is owned or controlled by, or is under common ownership or control with, another entity. For the purposes of this Agreement, "own" or "control" means to own an equity interest (or equivalent) of at least ten percent (10%), or the right to control the business decisions, management and policy of another entity performing any of the obligations set forth in this Agreement.

"AIN" ("Advanced Intelligent Network") is a network functionality that permits specific conditions to be programmed into a switch which, when met, directs the switch to suspend call processing and to receive special instructions for further call handling instructions in order to enable carriers to offer advanced features and services.

"AIN Services" means architecture and configuration of the AIN Triggers within the SCP as developed and/or offered by U S WEST to its customers.

"ALI" (Automatic Location Identification) is a database developed for E911 systems that provides for a visual display of the caller's telephone number and address, and the names of the emergency response agencies responsible for that address. The ALI also shows an Interim Number Portability (INP) number, if applicable.

"ALI/DMS" (Automatic Location Identification/Data Management System) means the emergency service (E911/911) database containing subscriber location information (including name, address, telephone number, and sometimes special information from the local service provider) used to determine to which Public Safety Answering Point (PSAP) to route the call.

"AMA" means the Automated Message Accounting structure that initially records telecommunication message information. AMA format is contained in the Automated Message Accounting document, published by Bellcore as GR-1100-CORE, which defines the industry standard for message recording.

"Ancillary Services" or "Ancillary Functions" means, collectively, the following: (1) Collocation as described in Section 40; (2) access to poles, ducts, conduits and rights of way as described in Section 47; (3) unused transmission media as described in Section 51; (4) Directory Listings as described in Section 44; (5) E911 as described in Section 50.1; (6) Directory Assistance Service as described in Section 50.2; (7) Operator Services as described in Section 50.3; (8) Directory Assistance and listings services requests as described in Section 50.4; and (9) Directory Assistance data as described in Section 50.5.

                                                                          Part A


"ANI" (Automatic Number Identification) is a feature that identifies and displays the number of a telephone that originates a call.

"ARS" (Automatic Route Selection) is a service feature that provides for automatic selection of the least expensive or most appropriate transmission facility for each call based on criteria programmed into the system.

"ASR" (Access Service Request) means the industry standard forms and supporting documentation used for ordering Access Services. The ASR may be used to order trunking and facilities between CO-PROVIDER and U S WEST for Local Interconnection.

"BLV/BLI" (Busy Line Verify/Busy Line Interrupt) means an operator call in which the end user inquires as to the busy status of, or requests an interruption of, a telephone call.

"Business Day" means any day Monday through Friday except for mutually agreed to holidays.

"CABS" means the Carrier Access Billing System which is defined in a document prepared by the Billing Committee of the OBF. The Carrier Access Billing System document is published by Bellcore in Volumes 1, lA, 2, 3, 3A, 4 and 5 as Special Reports SR-OPT-001868, SR-OPT-0011869, SR-OPT-001871, SR-OPT-001872,
SR-OPT-001873, SR-OPT-001874, and SR-OPT-001875, respectively, and contains the recommended guidelines for the billing of access and other connectivity services.

"Calling Party Number or "CPN" is a CCS parameter which refers to the number transmitted through a network identifying the calling party.

"CCS" (Common Channel Signaling) means a method of digitally transmitting call set-up and network control data over a digital signaling network fully separate from the public switched telephone network that carries the actual call.

"Central Office Switch" means a switch used to provide Telecommunications Services, including, but not limited to:

          a) "End Office Switches" which are used to terminate Customer station loops for the purpose of interconnecting to each other and to trunks;

          b) "Tandem Office Switches" which are used to connect and switch trunk circuits between and among other Central Office Switches. Access tandems provide connections for exchange access and toll traffic while local tandems provide connections for local/EAS traffic; or

          c)  Combination End Office/Tandem Office Switches.

"Centrex", including Centrex Plus, means a Telecommunications Service that uses central office switching equipment for call routing to handle direct dialing of calls and to provide numerous private branch exchange-like features.

"Charge Number" is a CCS parameter which refers to the number transmitted through the network identifying the billing number of the calling party.

                                                                          Part A


"CLASS" (Bellcore Service Mark) is a set of call-management service features that utilize the capability to forward a calling party's number between end offices as part of call setup. Features include Automatic Callback, Automatic Recall, Caller ID, Call Trace, and Distinctive Ringing.

"CLEC" means a Competitive Local Exchange Carrier.

"Combinations" means provision by U S WEST of two or more connected Network Elements ordered by CO-PROVIDER to provide its Telecommunication Services in a geographic area or to a specific subscriber and that are placed on the same or related order by CO-PROVIDER, subject to restrictions, if any, imposed by the Commission.

"Commission" means the Utah Public Service Commission.

"Competitive Local Exchange Carrier" or "CLEC" means an entity authorized to provide Local Exchange Service that does not otherwise qualify as an incumbent LEC.

"Conduit" means a tube or protected pathway that may be used to house communication or electrical cables. Conduit may be underground or above ground (for example, inside buildings) and may contain one or more innerducts.

"Confidential Information" has the meaning set forth in Section 28 of Part A of this Agreement.

"Contract Year" means a twelve (12) month period during the term of this Agreement commencing on the Effective Date and each anniversary thereof.

"Control Office" is an exchange carrier center or office designated as its company's single point of contact for the provisioning and maintenance of its portion of local interconnection arrangements.

"Co-Provider" means Advanced Telecommunications, Inc. and any Affiliates, subsidiary companies or other entities performing any of the obligations of Advanced Telecommunications, Inc. set forth in this Agreement. FOR PURPOSES OF
SECTION 47 OF THIS PART A OF THIS AGREEMENT, THE OBLIGATIONS OF ADVANCED TELECOMMUNICATIONS, INC. SHALL BE LIMITED TO THOSE FACILITIES OF ADVANCED TELECOMMUNICATIONS, INC. THAT ARE USED FOR THE PURPOSE OF PROVIDING LOCAL SERVICES UNDER THE TERMS OF THIS AGREEMENT.(3)

"Custom Calling Features" is a set of call-management service features available to residential and business subscribers including call-waiting, call-forwarding and three-party calling.

"Customer" means a third-party (residence or business) that subscribes to Telecommunications Services provided by either of the Parties.

"DBMS" (Database Management System) is a computer system used to store, sort, manipulate and update the data required to provide, for example, selective routing and ALI.

"Databases" are the Network Elements that provide the functionality for storage of, access to, and manipulation of information required to offer a particular service and/or capability. Databases include, but

__________________________
(3) The underlined text in the definition of CO-PROVIDER is included only because U S WEST prevailed on the issue of reciprocal access to poles, ducts, conduits and ROW in Section 47.1

                                                                          Part A

are not limited to: Number Portability, LIDB, Toll Free Number Database, Automatic Location Identification/Data Management System, and AIN.

"Digital Signal Level" means one of several transmission rates in the time division multiplexing hierarchy, including, but not limited to:

          "Digital Signal Level 0" or "DS-0" means the 56 or 64 Kbps zero-level signal in the time-division multiplex hierarchy.

          "Digital Signal Level 1" or "DS-1" means the 1.544 Mbps first-level signal in the time-division multiplex hierarchy. In the time-division multiplexing hierarchy of the telephone network, DS-1 is the initial level of multiplexing.

          "Digital Signal Level 3" or "DS-3" means the 44.736 Mbps third-level in the time-division multiplex hierarchy. In the time-division multiplexing hierarchy of the telephone network, DS-3 is defined as the third level of multiplexing.

"Directory Assistance Database" refers to any set of subscriber records used by U S WEST in its provision of live or automated operator-assisted Directory Assistance including, but not limited to, 411, 555-1212, NPA-555-121 2.

"Directory Assistance Service" provides listings to callers. Directory Assistance Services may include the option to complete the call at the caller's direction.

"Directory Listings" or "Listings" refers to subscriber information, including, but not limited to, name, address and phone numbers, in Directory Assistance Services or directory products.

"Discloser" means that Party to this Agreement which has disclosed Confidential Information to the other Party.

"E911" (Enhanced 911 Service) means a telephone communication service which will automatically route a call dialed "911" to a designated Public Safety Answering Point (PSAP) attendant and will provide to the attendant the calling party's telephone number and, when possible, the address from which the call is being placed, and the emergency response agencies responsible for the location from which the call was dialed.

"E911 Message Trunk" is a dedicated line, trunk or channel between two central offices or switching devices which provides a voice and signaling path for E911 calls.

"Extended Area Service" ("EAS") is intraLATA traffic treated as "local" traffic between exchanges (rather than as "toll" traffic) as established by the Commission and as reflected in the effective U S WEST tariffs.

"Effective Date" is the date, indicated in the Preamble, on which this Agreement shall become effective.

"Emergency Response Agency" is a governmental entity authorized to respond to requests from the public to meet emergencies.

"EMR" means the Exchange Message Record System used among LECs for exchanging telecommunications message information for billable, non-billable, sample, settlement and study data.

                                                                          Part A


EMR format is contained in BR-010-200-010 CRIS Exchange Message Record, published by Bellcore, which defines the industry standard for exchange message records.

"ESN" (Emergency Service Number) is a number assigned to the ALI and selective routing databases for all subscriber telephone numbers. The ESN designates a unique combination of fire, police and emergency medical service response agencies that serve the address location of each in-service telephone number.

"FCC" means the Federal Communications Commission.

"FCC Interconnection Order" is the Federal Communications Commission's First Report and Order in CC Docket No. 96-98 released August 8,1996, as effective.

"Fiber-Meet" means an interconnection architecture method whereby the Parties physically interconnect their networks via an optical fiber interface (as opposed to an electrical interface) at a mutually agreed upon location.

"Gateway" (ALI Gateway) is a telephone company computer facility that interfaces with CO-PROVIDER `s 911 administrative site to receive Automatic Location Identification (ALI) data from CO-PROVIDER. Access to the Gateway will be via a dial-up modem using a common protocol.

"HDSL" or "High-Bit Rate Digital Subscriber Line" means a two-wire or four-wire transmission technology which typically transmits a DS-1 level signal (or, higher level signals with certain technologies), using, for example, 2 Binary/1 Quartenary ("2B1Q").

"ILEC" means the incumbent local exchange carrier.

"Information Service Traffic" means traffic which originates on a local access line and which is addressed to an information service provider.

"INP" (Interim Number Portability) is a service arrangement whereby subscribers who change local service providers may retain existing telephone numbers with minimal impairment of quality, reliability, or convenience when remaining at their current location or changing their location within the geographic area served by the initial carrier's serving central office.

"Integrated Digital Loop Carrier" ("IDLC") means a digital subscriber loop carrier system which interfaces with the switch digitally at a DS-1 (1.544Mbps) or higher level.

"Integrated Services Digital Network" or "ISDN" means a switched network service that provides end-to-end digital connectivity for the simultaneous transmission of voice and data. Basic Rate Interface-ISDN (BRI-ISDN) provides for a digital transmission of two 64 Kbps bearer channels and one 16 Kbps data channel (2B+D). Primary Rate Interface-ISDN (PRI-ISDN) provides for a digital transmission of twenty-three (23) 64 Kbps bearer channels and one 64 Kbps data channel (23B+D).

"Interconnection" is as described in the Act and refers to the connection of separate pieces of equipment, facilities, or platforms between or within networks for the purpose of transmission and routing of telephone exchange service traffic and exchange access traffic.

"IXC" (Interexchange Carrier) means a provider of interexchange
Telecommunications Services.

                                                                          Part A

"LATA" means Local Access Transport Area.

"LEC" means local exchange carrier.

"LIDB" (Line Information Data Base(s)) is an SOP database that provides for such functions as calling card validation for telephone line number cards issued by LECs and other entities and validation for collect and billed-to-third services.

"Local Interconnection" shall have the meaning set forth in the Recitals to this Agreement.

"Local Resale" or "Services for Resale" or "Resale Services" means, collectively, Telecommunications Services and service functions provided by U S WEST to CO-PROVIDER pursuant to Attachment 2 of this Agreement.

"Local Traffic" is intraLATA traffic within an exchange that is treated as toll free traffic as established by the Commission and as reflected in the effective tariffs of U S WEST.

"Loop" is a transmission facility between a distribution frame, or its equivalent, in a U S WEST central office or wire center, and the Network Interface Device (as defined herein) or network interface at a subscriber's premises, to which CO-PROVIDER is granted exclusive use. This includes, but is not limited to, two-wire and four-wire analog voice-grade loops, and two-wire and four-wire loops that are conditioned to transmit the digital signals needed to provide ISDN, ADSL, HDSL, and DS-1 level signals. A Loop may be composed of the following components:

                            Loop Concentrator/Multiplexer
                            Loop Feeder
                            Network Interface Device (NID)
                            Distribution

"Main Distribution Frame" or "MDF" means the distribution frame of the Party providing the Loop used to interconnect cable pairs and line and trunk equipment terminals on a switching system or transmission facility.

"MECAB" refers to the Multiple Exchange Carrier Access Billing (MECAB) document prepared by the Billing Committee of the Ordering and Billing Forum, which functions under the auspices of the Carrier Liaison Committee (CLC) of the Alliance for Telecommunications Industry Solutions (ATIS). The MECAB document, published by Bellcore as Special Report SR-BDS-000983, contains the recommended guidelines for the billing of an access service provided by two or more LECs (including a LEC and a CLEC), or by one LEC in two or more states within a single LATA.

"MECOD" refers to the Multiple Exchange Carriers Ordering and Design (MECOD) Guidelines for Access Services Industry Support Interface, a document developed by the Ordering/Provisioning Committee under the auspices of the Ordering and Billing Forum, which functions under the auspices of the Carrier Liaison Committee (CLC) of the Alliance for Telecommunications Industry Solutions
(ATIS). The MECOD document, published by Bellcore as Special Report SR STS-002643, establishes recommended guidelines for processing orders for access service which is to be provided by two or more LECs (including a LEC and a CLEC). It is published by Bellcore as SRBDS 00983.

                                                                          Part A


"Meet-Point Billing" or "MPB" refers to an arrangement whereby two LECs (including a LEC and CO-PROVIDER) jointly provide Switched Access Service to an Interexchange Carrier, with each LEC (or CO-PROVIDER) receiving an appropriate share of the access element revenues.

"Mid-Span Meet" is a point of interconnection between two networks, designated by two Telecommunications Carriers, at which one carrier's responsibility for service begins and the other carrier's responsibility ends.

"MSAG" (Master Street Address Guide) is a database defining the geographic area of an E91 1 service. It includes an alphabetical list of the street names, high-low house number ranges, community names, and emergency service numbers provided by the counties or their agents to U S WEST.

"North American Numbering Plan" or "NANP" means the numbering plan used in the United States that also serves Canada, Bermuda, Puerto Rico and certain Caribbean Islands. The NANP format is a 10-digit number that consists of a 3-digit NPA code (commonly referred to as the area code), followed by a 3-digit NXX code and 4-digit line number.

"NENA" (National Emergency Number Association) is an association with a mission to foster the technological advancement, availability and implementation of 911 nationwide.

"NETWORK ELEMENT" MEANS A FACILITY OR EQUIPMENT USED IN THE PROVISION OF A TELECOMMUNICATIONS SERVICE INCLUDING ALL FEATURES, FUNCTIONS AND CAPABILITIES EMBEDDED in SUCH FACILITY OR EQUIPMENT.(4)

"NP" (Number Portability) means the use of the Location Routing Number (LRN) database solution to provide fully transparent NP for all subscribers and all providers without limitation.

"NPA" (Numbering Plan Area) (sometimes referred to as an area code) is the three digit indicator which is designated by the first three digits of each 10-digit telephone number within the NANP. Each NPA contains 792 possible NXX Codes. There are two general categories of NPA, "geographic NPAs" and "Non-Geographic NPAs." A "Geographic NPA" is associated with a defined geographic area, and all telephone numbers bearing such NPA are associated with services provided within that geographic area. A "Non-Geographic NPA," also known as a "Service Access Code (SAC Code)" is typically associated with a specialized Telecommunications Service which may be provided across multiple geographic NPA areas; 500, 800, 900, 700, and 888 are examples of Non-Geographic NPAs.

"NXX" means the fourth, fifth and sixth digits of a ten-digit telephone number within the North American Numbering Plan.

"OBF" means the Ordering and Billing Forum, which functions under the auspices of the Carrier Liaison Committee (CLC) of the Alliance for Telecommunications Industry Solutions (ATIS).

"Operator Services" includes, but is not limited to, (1) operator handling for call completion (e.g., collect calls); (2) operator or automated assistance for billing after the subscriber has dialed the called number (e.g., credit card calls); and (3) special services (e.g. BLV/BLI, emergency agency call).

"Operator Systems" is the Network Element that provides operator and automated call handling with billing, special services, subscriber telephone listings, and optional call completion services.

__________________________
(4) AT&T Order at pg. 1, "Local Switch - Vertical Features"

                                                                          Part A


"P.01 Transmission Grade of Service (GOS)" means a trunk facility provisioning standard with the statistical probability of no more than one call in 100 blocked on initial attempt during the average busy hour.

"PLU" (Percent Local Usage) is a calculation which represents the ratio of the local minutes to the sum of local and intraLATA toll minutes between exchange carriers sent over Local Interconnection trunks. Directory assistance, BLV/BLI, 900, 976, transiting calls from other exchange carriers and switched access calls are not included in the calculation of PLU.

"Party" means either U S WEST or CO-PROVIDER and "Parties" means U S WEST and CO-PROVIDER. "Person" means, collectively, an Affiliate, subsidiary, Customer, end user and subscriber of U S WEST.

"Point of Interconnection" or "P01" means the physical point that establishes the technical interface, the test point, where applicable, and the operational responsibility hand-off between CO-PROVIDER and U S WEST for the local interconnection of their networks for the mutual exchange of traffic.

"Point of Interface" is the physical point where CO-PROVIDER hands off transmission media to the U S WEST provided entrance facility associated with a Collocation arrangement for the purpose of connecting the entrance facility to some point located within U S WEST's premises.

"Pole Attachment" means the connection of a facility to a utility pole. Some examples of facilities are mechanical hardware, grounding and transmission cable, and equipment boxes.

"POP" means an IXC's point of presence.

"PORT" MEANS A TERMINATION ON A CENTRAL OFFICE SWITCH THAT PERMITS CUSTOMERS TO SEND OR RECEIVE TELECOMMUNICATIONS SERVICES OVER THE PUBLIC SWITCHED NETWORK, INCLUDING SWITCH FEATURES OR SWITCHING FUNCTIONALITY.(5)

"PREMISES" REFERS TO U S WEST'S CENTRAL OFFICES AND SERVING WIRE CENTERS, AS WELL AS ALL BUILDINGS OR SIMILAR STRUCTURES OWNED OR LEASED BY U S WEST THAT HOUSE ITS NETWORK FACILITIES, AND ALL STRUCTURES THAT HOUSE U S WEST FACILITIES ON PUBLIC RIGHTS-OF-WAY, INCLUDING, BUT NOT LIMITED TO, VAULTS CONTAINING LOOP CONCENTRATORS OR SIMILAR STRUCTURES.(6)

"Premium Listing", such as additional, foreign, cross reference, informational, non-listed, privacy, etc. are as described in the U S WEST general exchange listing tariff.

"Primary Listing" (for example, main list, additional main, joint user, client main list or answering service list) shall mean the one appearance of an end user telephone subscriber's main telephone number and other content such as name and address, which each CO-PROVIDER residence or business subscriber is entitled to receive in the white pages directory published by U S WEST Dex at no charge from U S WEST Communications. here U S WEST business end users are entitled to receive a courtesy listing in the yellow pages section of any directory published on U S WEST's behalf, CO-PROVIDER's business customers will receive the same entitlement.

"Proprietary Information" shall have the same meaning as Confidential
Information.

__________________________
(5) AT&T Order at p. 1, "Local Switch - Vertical Features"
(6) MCI Order at p. 10, Issue 31

                                                                          Part A

"PSAP" (Public Safety Answering Point) is the public safety communications center where 911 calls placed by the public for a specific geographic area will be answered.

"Rate Center" means the geographic point and corresponding geographic area which are associated with one or more particular NPA-NXX codes which have been assigned to U S WEST or CO-PROVIDER for its provision of basic exchange Telecommunications Services. The "Rate Center Point" is the finite geographic point identified by a specific V&H coordinate, which is used to measure distance-sensitive end user traffic to/from the particular NPA-NXX designations associated with the specific Rate Center. The "Rate Center Area" is the exclusive geographic area identified as the area within which U S WEST or CO-PROVIDER will provide basic exchange Telecommunications Services bearing the particular NPA-NXX designations associated with the specific Rate Center. The Rate Center Point must be located within the Rate Center Area.

"Rating Point" means the point at which transport mileage is calculated for the termination of calls. Each Party shall establish its own Rating Point(s) for its own services.

"Real Time" means the actual time in which an event takes place, with the reporting on or the recording of the event simultaneous with its occurrence.

"Recipient" means that Party to this Agreement (1) to which Confidential Information has been disclosed by the other Party, or (2) who has obtained Confidential Information in the course of providing services under this Agreement.

"Reseller" is a category of Telecommunications Services providers who obtain Telecommunications Services from another provider through the purchase of wholesale priced services for resale to their end user subscribers.

"Routing Point" means a location which U S WEST or CO-PROVIDER has designated on its own network as the homing (routing) point for traffic inbound to basic exchange Telecommunications Services provided by U S WEST or CO-PROVIDER which bear a certain NPA-NXX designation. The Routing Point is employed to calculate mileage measurements for the distance-sensitive transport element charges of Switched Access Services. Pursuant to Bellcore Practice BR 795-1 00-100, the Routing Point may be an "End Office" location, or a "LEC Consortium Point of Interconnection." Pursuant to that same Bellcore Practice, examples of the latter shall be designated by a common language location identifier (CLLI) code with (x)KD in positions 9,10,11, where (x) may by any alphanumeric A-Z or 0-9. The Routing Point need not be the same as the Rate Center Point, nor must it be located within the Rate Center Area, but must be in the same LATA as the NPA-NXX

"ROW" (Right of Way) means the right to use the land or other property owned, leased, or controlled by another party to place poles, conduits, cables, other structures and equipment, or to provide passage to access such structures and equipment. A ROW may run under, on, or above public or private property (including air space above public or private property) and may include the right to use discrete space in buildings, building complexes or other locations.

"SAG" (Street Address Guide) is a database containing an alphabetical list of street names, high-low house number ranges, descriptive addresses, community names, tax codes, subscriber names, telephone numbers, NXXs, central office names, CLLI and other information maintained by U S WEST.

"SECAB" means the Small Exchange Carrier Access Billing document prepared by the Billing Committee of the OBF. The Small Exchange Carrier Access Billing document, published by Bellcore as Special

                                                                          Part A


Report SR OPT-001856, contains the recommended guidelines for the billing of access and other connectivity services.

"Selective Routing" is a service which automatically routes an E911 call to the PSAP that has jurisdictional responsibility for the service address of the telephone from which 911 is dialed, irrespective of telephone company exchange or wire center boundaries.

"Service Control Point" or "SCP" is a specific type of Database Network Element functionality deployed in a Signaling System 7 (SS7) network that executes service application logic in response to SS7 queries sent to it by a switching system also connected to the SS7 network. SCPs also provide operational interfaces to allow for provisioning, administration and maintenance of subscriber data and service application data (e.g., a toll free database stores subscriber record data that provides information necessary to route toll free calls.

"Signaling Transfer Point" or "STP" provide functionality that enable the exchange of SS7 messages among and between switching elements, database elements and Signaling Transfer Points.

"Switch" -- See Central Office Switch.

"Switched Access", "Switched Access Service", "Switched Exchange Access Service" or "Switched Access Traffic" are as defined in the Parties' applicable tariffs.

"Tandem Office Switches" are Class 4 switches which are used to connect and switch trunk circuits between and among End Office Switches and other tandems.

"Tariff Services" as used throughout this Agreement refers to the applicable Party's interstate tariffs and state tariffs, price lists, price schedules and catalogs.

"Technically Feasible" refers solely to technical or operational concerns, rather than economic, space, or site considerations, in accordance with the rules and regulations of the FCC and the Commission.

"Telecommunications" means the transmission, between or among points specified by the user, of information of the user's choosing, without change in the form or content of the information as sent and received.

"Telecommunications Carrier" means any provider of Telecommunications Services, except that such term does not include aggregators of Telecommunications Services (as defined in Section 226 of the Act). A Telecommunications Carrier shall be treated as a common carrier under the Act only to the extent that it is engaged in providing Telecommunications Services, except that the FCC shall determine whether the provision of fixed and mobile satellite service shall be treated as common carriage.

"Telecommunications Services" means the offering of Telecommunications for a fee directly to the public, or to such classes of users as to be effectively available directly to the public, regardless of the facilities used.

"Toll Traffic" is traffic that originates in one Rate Center and terminates in another Rate Center with the exception of traffic that is rated as EAS.

"Transit Service" provides the ability for a Telecommunications Carrier to use its connection to a local or access tandem for delivery of calls that originate with a Telecommunications Carrier and terminate to a

                                                                          Part A

company other than the tandem company, such as another Competitive Local Exchange Carrier, an existing LEC, or a wireless carrier. In these cases, neither the originating nor terminating end user is a customer of the tandem Telecommunications Carrier. The tandem Telecommunications Carrier will accept traffic originated by a Party and will terminate it at a Point of Interconnection with another local, intraLATA or interLATA network Telecommunications Carrier. This service is provided through local and access tandem switches.

"Transit Traffic" is any traffic, other than Switched Access Traffic, that originates from one Telecommunications Carrier's network, transits another Telecommunications Carrier's network, and terminates to yet another Telecommunications Carrier's network.

"TRCO" means Trouble Reporting Control Office.

"U S WEST" means U S WEST Communications, Inc. and any Affiliates, subsidiary companies or other entities performing any of the obligations of U S WEST set forth in this Agreement.

"Voluntary Federal Subscriber Financial Assistance Programs" are
Telecommunications Services provided to low-income subscribers, pursuant to requirements established by the appropriate federal or state regulatory body.

"Wire Center" denotes, for the purposes of Collocation, a building or space within a building, that serves as an aggregation point on a given carrier's network, where transmission facilities and circuits are connected or switched. Wire Center can also denote a building where one or more central offices, used for the provision of Telecommunications Services and Access Services, are located. Wire Center shall mean those points eligible for such connections as specified in the FCC Docket No. 91-141, and rules adopted pursuant thereto.

TERMS AND CONDITIONS

1.       GENERAL PROVISIONS

               1.1 Each Party is individually responsible to provide facilities within its network which are necessary for routing, transporting, measuring, and billing traffic from the other Party's network and for delivering such traffic to the other Party's network in the standard format compatible with CO-PROVIDER's network and to terminate the traffic it receives in that standard format or the proper address on its network. The Parties are each solely responsible for participation in and compliance with national network plans, including the National Network Security Plan and the Emergency Preparedness Plan.

               1.2 Neither Party shall impair the quality of service to other carriers or to either Party's Customers, and each Party may discontinue or refuse service if the other Party violates this provision. Upon such violation, either Party shall provide the other Party notice of such violation, at the earliest practicable time.

               1.3 Each Party is solely responsible for the services it provides to its Customers and to other Telecommunications Carriers.

                                                                          Part A

              1.3.1 The Parties recognize that equipment vendors may
                    manufacture telecommunications equipment that does not fully incorporate and may deviate from industry standards referenced in this Agreement. Due to the manner in which individual equipment manufacturers have chosen to implement industry standards into the design of their products, along with differing vintages of individual facility components and the presence of embedded technologies pre-dating current technical standards, some of the individual facility components deployed within U S WEST's network, including, without limitation, Network Elements and associated business processes and the standards associated with the equipment providing such Network Elements (collectively, "Network Components"), may not adhere to all the specifications set forth and described in the Bellcore, ANSI, ITU and other technical and performance standards outlined in this Agreement. Within forty-five (45) days after a request by CO-PROVIDER, the Parties will develop processes by which U S WEST will inform CO-PROVIDER of deviations or planned deviations, and the implementation date of such planned deviations, from standards referenced in this Agreement for Network Components that may be ordered by CO-PROVIDER. In addition, the Parties agree that those deviations from such standards documented by U S WEST to CO-PROVIDER shall, to the extent permitted by FCC and Commission rules and regulations, supersede sections of this Agreement referencing technical standards otherwise applicable for the affected Network Elements.(7)

              1.3.2 U S WEST agrees that in no event shall it intentionally allow any Network Component provided by U S WEST to CO-PROVIDER under this Agreement to perform below the standards or deviations therefrom reflected in Section 1.3.1, except where requested by CO-PROVIDER. U S WEST shall minimize any degradation to its equipment relative to currently applicable service, where reasonable in view of industry adopted performance standards and technological developments. Written notice (the "Change Notice") of any planned changes in standards for any Network Component which could impact that Network Component will be provided at least ninety (90) days (or at the make/buy point) prior to the planned implementation. If CO-PROVIDER notifies U S WEST of how the proposed change may adversely impact CO-PROVIDER or its Customers within fourteen (14) calendar days after receipt of U S WEST's Change Notice, U S WEST and CO-PROVIDER will schedule joint discussions to address and attempt to resolve the matter, including, without limitation, consideration of proposed alternatives. In addition, if U S WEST learns that any Network Component purchased by CO-PROVIDER under this Agreement has been permitted (even if not intentionally) to fall materially below the level or specification in effect as of the Effective Date of this Agreement, U S WEST shall inform CO-PROVIDER immediately.(8)

              1.3.3 The Parties recognize that providing A number of the services specified in this Agreement depends upon the "technical feasibility" of providing that service, as

__________________________
(7) AT&T Order at pg. 8, Technical Standards
(8) AT&T Order at pg. 8, Technical Standards

                                                                          Part A

                    that term is defined under the Act and/or by FCC or Commission rules and decisions. If the Parties cannot agree on whether providing a service is technically feasible, the matter, including cost and expenses (if any), shall be resolved through good faith negotiation or the dispute resolution process outlined in this Agreement.

2.       MOST FAVORED NATION TERMS AND TREATMENT

               2.1 Until such time as there is a final court determination interpreting Section 252(i) of the Act, U S WEST shall make available to CO-PROVIDER the terms and conditions of any other agreement for interconnection, unbundled network elements and resale services approved by the Commission under Section 252 of the Act, in that agreements entirety. After there is a final court determination interpreting Section 252(i) of the Act, the Parties agree to revise this Section 2.1 to reflect such interpretation.

3.       PAYMENT

               3.1 In consideration of the services provided by U S WEST under this Agreement, CO-PROVIDER shall pay the charges set forth in Attachment 1 to this Agreement. The billing procedures for charges incurred by CO-PROVIDER hereunder are set forth in Attachment 5 to this Agreement.

               3.2 Amounts payable under this Agreement, unless reasonably disputed, are due and payable within thirty (30) days after the date of U S WEST's invoice or within twenty (20) days after receipt of the invoice, whichever is later. If the payment due date is not a Business Day, the payment shall be made the next Business Day.

               3.3 A late payment charge of 1.5% applies to all billed balances, not reasonably disputed, which are not paid within the applicable time period set forth in Section 3.2 above. To the extent CO-PROVIDER pays the billed balance on time, but the amount of the billed balance is reasonably disputed by CO-PROVIDER, and, it is later determined that a refund is due CO-PROVIDER, interest shall be payable on the refunded amount in the amount of 1.5% per month. To the extent CO-PROVIDER pays the billed balance on time, but the amount of the billed balance is reasonably disputed by CO-PROVIDER, and, it is later determined that no refund is due CO-PROVIDER, no interest shall be payable on the disputed amount.

               3.4 Late payment charges shall not be used as a "credit" to a deposit, if any, without the express approval of U S WEST.

               3.5 Unless specified otherwise in this Agreement, U S WEST shall bill all amounts due from CO-PROVIDER for each resold service in accordance with the terms and conditions as specified in the U S WEST tariff.

4.       TAXES

               4.1 Any federal, state or local excise, sales, or use taxes (excluding any taxes levied on income) resulting from the performance of this Agreement shall be borne by the Party

                                                                          Part A


               upon which the obligation for payment is imposed under applicable law, even if the obligation to collect and remit such taxes is placed upon the other Party. Any such taxes shall be shown as separate items on applicable billing documents between the Parties. The Party so obligated to pay any such taxes may contest the same in good faith, at its own expense, and shall be entitled to the benefit of any refund or recovery, provided that such Party shall not permit any lien to exist on any asset of the other Party by reason of the contest. The Party obligated to collect and remit taxes shall cooperate fully in any such contest by the other Party by providing records, testimony and such additional information or assistance as may reasonably be necessary to pursue the contest. To the extent a sale is claimed to be for resale tax exemption, the purchasing Party shall furnish the providing Party a proper resale tax exemption certificate as authorized or required by statute or regulation by the jurisdiction providing said resale tax exemption. Failure to timely provide said resale tax exemption certificate will result in no exemption being available to the purchasing Party during the applicable reporting period.

5.       INTELLECTUAL PROPERTY

         5.1 Obligations of Party Requesting Access. As a condition to the access or use of patents, copyright, trade secrets, and other intellectual property (including software) owned or controlled by a third party to the extent necessary to implement this Agreement or specifically required by the then applicable federal and state rules and regulations relating to Interconnection and access to telecommunications facilities and services ("Third Party Intellectual Property"), the Party providing access may require the other, upon written notice from time to time, to obtain a license or permission for such access or use of Third Party Intellectual Property, make all payment, if any, in connection with obtaining such license, and provide evidence of such license.

          5.2 Obligations of Party Providing Access. The Party providing access shall provide a list of all known and necessary Third Party Intellectual Property applicable to the other Party, and, take all necessary and appropriate steps to facilitate the negotiation of any mandatory licenses. The treatment of third party licenses shall be in accordance with FCC rules and regulations and/or judicial determinations.

          5.3 Any intellectual property jointly developed in the course of performing this Agreement shall belong to both Parties who shall have the right to grant non-exclusive licenses to third parties except as otherwise designated in writing by one Party to another. Any intellectual property which originates from or is developed by a Party shall remain in the exclusive ownership of that Party. Except for a limited license to use patents or copyrights to the extent necessary for the Parties to use any facilities or equipment (including software) or to receive any service solely as provided under this Agreement, no license in patent, copyright, trademark or trade secret, or other proprietary or intellectual property presently or hereafter owned, controlled or licensable by a Party, is granted to the other Party or shall be implied or arise by estoppel.

6.       SEVERABILITY

                    6.1 In the event that any one or more of the provisions contained herein shall for any reason be held to be unenforceable or invalid in any respect under law or regulation, the Parties will negotiate in good faith for replacement language. If any part of this Agreement is held to be invalid or unenforceable for any reason, such invalidity or

                                                                          Part A

                    unenforceability will affect only the portion of this Agreement which is invalid or unenforceable. In all other respects this Agreement will stand as if such invalid or unenforceable provision had not been a part hereof, and the remainder of this Agreement shall remain in full force and effect.

7.       RESPONSIBILITY FOR ENVIRONMENTAL CONTAMINATION

                    7.1 CO-PROVIDER shall in no event be liable to U S WEST for any costs whatsoever resulting from the presence or release of any environmental hazard CO-PROVIDER did not introduce to the affected work location. U S WEST shall, at CO-PROVIDER's request, indemnify, defend, and hold harmless CO-PROVIDER, and each of its officers, directors and employees from and against any losses, damages, claims, demands, suits, liabilities, fines, penalties and expenses (including reasonable attorneys' fees) arising out of or resulting from
                    (a) any environmental hazard U S WEST, its contractors or agents introduce to the work location, or (b) the presence or release of any environmental hazard for which U S WEST is responsible under applicable law.

                    7.2 U S WEST shall in no event be liable to CO-PROVIDER for any costs whatsoever resulting from the presence or release of any environmental hazard U S WEST did not introduce to the affected work location. CO-PROVIDER shall, at U S WEST's request, indemnify, defend, and hold harmless U S WEST, and each of its officers, directors and employees from and against any losses, damages, claims, demands, suits, liabilities, fines, penalties and expenses (including reasonable attorneys' fees) arising out of or resulting from
                    (a) any environmental hazard CO-PROVIDER, its contractors or agents introduce to the work location, or (b) the presence of release of any environmental hazard for which CO-PROVIDER is responsible under applicable law.

                    7.3 In the event any suspect materials within U S WEST-owned, operated or leased facilities are identified to be asbestos-containing, CO-PROVIDER will ensure that, to the extent any activities which it undertakes in the facility disturb such suspect materials, such CO-PROVIDER activities will be in accordance with applicable local, state and federal environmental and health and safety statutes and regulations. Except for abatement activities undertaken by CO-PROVIDER or equipment placement activities that result in the generation of asbestos containing material, CO-PROVIDER shall not have any responsibility for managing, nor be the owner of, not have any liability for, or in connection with, any asbestos containing material. U S WEST agrees to immediately notify CO-PROVIDER if U S WEST undertakes any asbestos control or asbestos abatement activities that potentially could affect CO-PROVIDER equipment or operations, including, but not limited to, contamination of equipment.

                    7.4 Each Party will be solely responsible, at its own expense, for proper handling, storing, transport and disposal of all (a) substances or materials that it or its contractors or agents bring to, create or assume control over at work locations, or (b) waste resulting therefrom or otherwise generated in connection with its or its contractors' or agents' activities at the work locations.


8.       BRANDING(9),(10)

__________________________
(9) MCI Order at pg. 5, Issue 23

                                                                          Part A


          8.1 U S WEST WILL OFFER CO-PROVIDER UNBRANDED DIRECTORY ASSISTANCE AND OPERATOR SERVICES.

          8.2  U S WEST WILL NOT BE REQUIRED TO REBRAND UNIFORMS AND VEHICLES.

          8.3 AT CO-PROVIDER'S REQUEST, U S WEST SHALL BE OBLIGATED TO PROVIDE BRANDING AND UNBRANDING OF SERVICES PROVIDED TO CO-PROVIDER CUSTOMERS PURSUANT TO THIS AGREEMENT IN A NONDISCRIMINATORY MANNER CONSISTENT WITH THE BRANDING OF SUCH SERVICES TO U S WEST CUSTOMERS.

          8.4 IF CO-PROVIDER REQUESTS THAT A SERVICE PROVIDED UNDER THIS AGREEMENT BE BRANDED AS AN CO-PROVIDER SERVICE AND U S WEST INFORMS CO-PROVIDER THAT SUCH BRANDING IS NOT AVAILABLE OR IF IT IS NOT PRACTICAL TO SO BRAND THE SERVICE, THEN U S WEST WILL OFFER CO-PROVIDER THE SERVICE ON AN UNBRANDED BASIS AT CO-PROVIDER'S REQUEST. IF CO-PROVIDER REQUESTS UNBRANDING OF A SERVICE UNDER SUCH CIRCUMSTANCES, U S WEST MUST UNBRAND THEIR OWN SERVICE.

          8.5 WITHOUT LIMITATION OF THE PROVISIONS OF SECTION 8.1 AND 8.2, IF U S WEST IS OFFERING A SERVICE ON AN UNBRANDED BASIS, U S WEST MAY BRAND SUCH SERVICE WITH THE U S WEST BRAND ONLY IF U S WEST ALSO OFFERS TO BRAND THE SERVICE WITH THE CO-PROVIDER BRAND.

          8.6 U S WEST shall provide, for CO-PROVIDER's review, the methods and procedures, training and approaches to be used by U S WEST to assure that U S WEST meets CO-PROVIDER's branding requirements.

          8.7 This Section 8 shall confer on U S WEST no rights to the service marks, trademarks and trade names owned by or used in connection with services by CO-PROVIDER or its Affiliates, except as expressly permitted by CO-PROVIDER.

          8.8 At the request of CO-PROVIDER, and where technically feasible, U S WEST will rebrand Operator Services and Directory Assistance in CO-PROVIDER's name.

9.       INDEPENDENT CONTRACTOR STATUS

               9.1 Nothing contained herein shall constitute the Parties as joint venturers, partners, employees or agents of one another, and neither Party shall have the right or power to bind or obligate the other.

               9.2 Each Party is an independent contractor, and has and hereby retains the right to exercise full control of and supervision over its own performance or its obligations under this Agreement and retains full control over the employment, direction, compensation and discharge of all employees assisting in the performance of such obligations. Each Party will be solely responsible for all matters relating to payment of such employees, including compliance with social security taxes, withholding taxes, and other payroll taxes with respect to their respective employees, as well as any taxes, contributions or other

__________________________
(10) Sections 8.3-8.5 pursuant to Final Arbitration Order at pg. 4, Issue A-1

                                                                          Part A


                    obligations imposed by applicable state unemployment or workers' compensation acts and all other regulations governing such matters. Each Party has sole authority and responsibility to hire, fire and otherwise control its employees.

                    9.3 Subject to the limitations on liability and except as otherwise provided in this Agreement, each Party shall be responsible for (a) its own acts and performance of all obligations imposed by applicable law in connection with its activities, legal status and property, real or personal, and
                    (b) the acts of its own Affiliates, employees, agents and contractors during the performance of that Party's obligations hereunder. Except for provisions herein expressly authorizing one Party to act for the other, nothing in this Agreement shall constitute a Party as a legal representative or agent of the other Party, nor shall a Party have the right or authority to assume, create or incur any liability or any obligation of any kind, express or implied, against or in the name or on behalf of the other Party unless otherwise expressly permitted by such other Party. Except as otherwise expressly provided in this Agreement, neither Party shall undertake to perform any obligation of the other Party, whether regulatory or contractual, or to assume any responsibility for the management of the other Party's business.

10.      REFERENCED DOCUMENTS

                    10.1 All references to Sections, Exhibits, and Schedules shall be deemed to be references to Sections of, and Exhibits and Schedules to, this Agreement unless the context shall otherwise require. Whenever any provision of this Agreement refers to a technical reference, technical publication, CO-PROVIDER practice, U S WEST practice, any publication of telecommunications industry administrative or technical standards, or any other document specifically incorporated into this Agreement, it will be deemed to be a reference to the most recent version or edition (including any amendments, supplements, addenda, or successors) or such document that is in effect, and will include the most recent version or edition (including any amendments, supplements, addenda, or successors) of each document incorporated by reference in such a technical reference, technical publication, CO-PROVIDER practice, U S WEST practice, or publication of industry standards, unless CO-PROVIDER elects otherwise.

11.      PUBLICITY AND ADVERTISING

                    11.1 Neither Party shall publish or use any advertising, sales promotions or other publicity materials that use the other Party's logo, trademarks or service marks without the prior written approval of the other Party.

12.      EXECUTED IN COUNTERPARTS

                    12.1 This Agreement may be executed in any number of counterparts, each of which shall be deemed an original, but such counterparts shall together constitute one and the same instrument.

13.      HEADINGS NOT CONTROLLING

                                                                          Part A


                    13.1 The headings and numbering of Sections, Parts, Appendices and Attachments in this Agreement are for convenience only and shall not be construed to define or limit any of the terms herein or affect the meaning or interpretation of this Agreement.

14.      JOINT WORK PRODUCT

                    14.1 This Agreement is the joint work product of the Parties and has been negotiated by the Parties and their respective counsel and shall be fairly interpreted in accordance with its terms and, in the event of any ambiguities, no inferences shall be drawn against either Party.

15.      SURVIVAL

                    15.1 Any liabilities or obligations of a Party for acts or omissions prior to the cancellation or termination of this Agreement; any obligation of a Party under the provisions regarding indemnification, confidential information, limitation of liability, and any other provisions of this Agreement which, by their terms, are contemplated to survive, or to be performed after, termination of this Agreement, shall survive cancellation or termination thereof.

16.      EFFECTIVE DATE

                    16.1 This Agreement shall become effective pursuant to Sections 251 and 252 of the Act, on __________________.


17.      AMENDMENT OF AGREEMENT

                    17.1 Except as otherwise provided in this Agreement, no amendment or waiver of any provision of this Agreement, and no consent to any default under this Agreement, shall be effective unless the same is in writing and signed by an officer of the Party against whom such amendment, waiver or consent is claimed. If either Party desires an amendment to this Agreement during the term of this Agreement, it shall provide written notice thereof to the other Party describing the nature of the requested amendment. If the Parties are unable to agree on the terms of the amendment within thirty
                    (30) days after the initial request therefor, the Party requesting the amendment may invoke the dispute resolution process under Section 27 of this Part A of this Agreement to determine the terms of any amendment to this Agreement.

18.      INDEMNIFICATION

                    18.1 NOTWITHSTANDING ANY LIMITATIONS IN REMEDIES CONTAINED IN THIS AGREEMENT, EACH PARTY (THE "INDEMNIFYING PARTY") WILL INDEMNIFY AND HOLD HARMLESS THE OTHER PARTY ("INDEMNIFIED PARTY") FROM AND AGAINST ANY LOSS, COST, CLAIM, LIABILITY, DAMAGE AND EXPENSE, INCLUDING REASONABLE ATTORNEY'S FEES, TO THIRD PARTIES, RELATING TO OR ARISING OUT OF THE LIBEL, SLANDER, INVASION OF PRIVACY, MISAPPROPRIATION OF A NAME OR LIKENESS, ACTUAL OR ALLEGED INFRINGEMENT OR OTHER VIOLATION OR BREACH OF ANY PATENT, COPYRIGHT, TRADEMARK, SERVICE MARK, TRADE NAME, TRADE DRESS, TRADE SECRET OR ANY

                                                                          Part A

                    OTHER INTELLECTUAL PROPERTY PRESENTLY EXISTING OR LATER CREATED, NEGLIGENCE OR WILLFUL MISCONDUCT BY THE INDEMNIFYING PARTY, ITS EMPLOYEES, AGENTS, OR
                    CONTRACTORS IN THE PERFORMANCE OF THIS AGREEMENT OR THE FAILURE OF THE INDEMNIFYING PARTY TO PERFORM ITS OBLIGATIONS UNDER THIS AGREEMENT. IN ADDITION, THE INDEMNIFYING PARTY WILL, TO THE EXTENT OF ITS OBLIGATIONS TO INDEMNIFY HEREUNDER, DEFEND ANY ACTION OR SUIT BROUGHT BY A THIRD PARTY AGAINST THE INDEMNIFIED PARTY. THE PARTY PROVIDING ACCESS UNDER THIS AGREEMENT SHALL HAVE NO INDEMNIFICATION OBLIGATION HEREUNDER FOR ANY LOSS, COST, CLAIM, LIABILITY, DAMAGE OR EXPENSE ARISING ON ACCOUNT OF THIRD PARTY INTELLECTUAL PROPERTY AFTER HAVING GIVEN WRITTEN NOTICE TO THE OTHER PARTY OF THE THIRD PARTY INTELLECTUAL PROPERTY PURSUANT TO SECTION 5 ABOVE.(11)

               18.2 The Indemnified Party will notify the Indemnifying Party promptly in writing of any written claim, lawsuit, or demand by third parties for which the Indemnified Party alleges THAT the Indemnifying Party is responsible under this
                    Section 18 and tender the defense of such claim, lawsuit or demand to the Indemnifying Party. Failure to so notify the Indemnifying Party shall not relieve the Indemnifying Party of any liability that the Indemnifying Party might have, except to the extent that such failure prejudices the Indemnifying Party's ability to defend such claim.

               18.2 The Indemnified Party also will cooperate in every
                    reasonable manner with the defense or settlement of such claim, demand, or lawsuit. The Indemnifying Party shall keep the Indemnified Party reasonably and timely apprised of the status of the claim, demand or lawsuit. The Indemnified Party shall have the right to retain its own counsel, including in-house counsel, at its expense, and participate in but not direct the defense; provided, however, that if there are reasonable defenses in addition to those asserted by the Indemnifying Party, the Indemnified Party and its counsel may raise and direct such defenses, which shall be at the expense of the Indemnifying Party.

               18.4 The Indemnifying Party will not be liable under this Section
                    18 for settlements or compromises by the Indemnified Party of any claim, demand or lawsuit unless the Indemnifying Party has approved the settlement or compromise in advance or unless the defense of the claim, demand or lawsuit has been tendered to the Indemnifying Party in writing and the Indemnifying Party has failed to timely undertake the defense. In no event shall the Indemnifying Party settle or consent to any judgment pertaining to any such action without the prior written consent of the Indemnified Party.

19.      LIMITATION OF LIABILITY

         19.1 Except as otherwise provided in the indemnity section, no Party shall be liable to the other Party for any Loss, defect or equipment failure caused by the conduct of the other Party, the other Party's agents, servants, contractors or others acting in aid or concert with the other Party.

         19.2       [Intentionally left blank for numbering consistency]

         19.3 In no event shall either Party have any liability whatsoever to the other Party for any indirect, special, consequential, incidental or punitive damages, including, but not limited to, loss of anticipated profits or revenue or other economic loss in connection with or

__________________________
(11) AT&T Order at pg. 10, "Indemnification", Final Arbitration Order at p. 6

                                                                          Part A

                  arising from anything said, omitted or done hereunder (collectively, "Consequential Damages"), even if the other Party has been advised of the possibility of such damages; provided, that the foregoing shall not limit a Party's obligation to indemnify, defend and hold the other Party harmless against any amounts payable to a third party, including any losses, costs, fines penalties, criminal or civil judgments or settlements, expenses (including attorneys' fees) and Consequential Damages of such third party. Nothing contained in this section shall limit either Party's liability to the other for (i) willful or intentional misconduct (including gross negligence); (ii) bodily injury, death or damage to tangible real or tangible personal property proximately caused by such party's negligent act or omission or that of their respective agents, subcontractors or employees; OR (III) UNDER THE CIRCUMSTANCES PRESENTED TO THE ARBITRATOR, THE COMMISSION OR OTHER DECISION MAKER, AS THE CASE MAY BE PURSUANT TO THE DISPUTE RESOLUTION PROCESS IN
                  SECTION 27, A PATTERN OF CONDUCT IS FOUND TO EXIST BY SUCH ARBITRATOR, THE COMMISSION OR OTHER DECISION MAKER IN VIOLATION OF A PARTY'S OBLIGATIONS UNDER THIS AGREEMENT THAT JUSTIFIES AN AWARD OF CONSEQUENTIAL DAMAGES,(12) nor shall anything contained in this section limit the Parties' indemnification obligations, as specified above.

         19.4 Notwithstanding the provisions of Section 19.3, to the extent that U S WEST tariffs contain limitations on liability, CO-PROVIDER shall submit language for inclusion in its Intrastate retail tariffs, that is substantially similar to the limitation of liability language contained in U S WEST's tariffs, and such limitations of liability shall govern for Customer claims. In addition, notwithstanding the provisions of Section 19.3, to the extent that the Commission's quality of service rules provide for remedies to CO-PROVIDER or its Customers for Customer claims, then those remedies shall govern as to such claims.

20.      TERM OF AGREEMENT

20.1 This Agreement shall be effective upon Commission approval and shall remain in effect until June 26, 2001, and thereafter shall continue in force and effect unless and until a new agreement, addressing all of the terms of this Agreement, becomes effective between the Parties. The Parties shall commence negotiations on a new agreement no later than one (1) year prior to the expiration of the term of this Agreement. Either Party may request resolution of open issues in accordance with the provisions of Section 27 of this Part A of this Agreement, Dispute Resolution, beginning nine (9) months prior to the expiration of this Agreement. Any disputes regarding the terms and conditions of the new interconnection agreement shall be resolved in accordance with said
         Section 27 and the resulting agreement shall be submitted to the Commission. This Agreement shall remain in effect until a new interconnection agreement approved by the Commission has become effective.

21.      GOVERNING LAW

                  21.1 This Agreement shall be governed by and construed in accordance with the Act and the FCC's rules and regulations, except insofar as state law may control any aspect of this Agreement, in which case the domestic laws of the State of Utah, without regard to its conflicts of laws principles, shall govern.

22.      CANCELLATION CHARGES

__________________________
(12)  Final Arbitration Order at p. 7

                                                                          Part A

                  22.1 Except as provided pursuant to a Bona Fide Request, or as otherwise provided in any applicable tariff or contract referenced herein, no cancellation charges shall apply.

23.      REGULATORY APPROVALS

                  23.1 This Agreement, and any amendment or modification hereof, will be submitted to the Commission for approval in accordance with Section 252 of the Act. In the event any governmental authority or agency rejects any provision hereof, the Parties shall negotiate promptly and in good faith such revisions as may reasonably be required to achieve approval.

                  23.2 U S WEST shall provide CO-PROVIDER a summary describing the proposed change(s) to each Telecommunication Service which is available pursuant to this Agreement. U S WEST shall also provide CO-PROVIDER a summary describing the proposed change(s) of each intrastate and interstate tariff which provides for an Interconnection, unbundled Network Element or Ancillary Service that is available pursuant to this Agreement. Such summaries shall be available through an Internet Web page to be posted on the same day the proposed change is filed with the Commission or the FCC or at least thirty (30) days in advance of its effective date, whichever is earlier.

                  23.3 In the event any governmental authority or agency orders U S WEST to provide any service covered by this Agreement in accordance with any terms or conditions that individually differ from one or more corresponding terms or conditions of this Agreement, CO-PROVIDER may elect to amend this Agreement to reflect any such differing terms or conditions contained in such decision or order, with effect from the date CO-PROVIDER makes such election. The other services covered by this Agreement and not covered by such decision or order shall remain unaffected and shall remain in full force and effect.

                  23.4 The Parties intend that any additional services requested by either Party relating to the subject matter of this Agreement will be incorporated into this Agreement by amendment.

24.      COMPLIANCE

                  24.1 Each Party shall comply with all applicable federal, state, and local laws, rules and regulations applicable to its performance under this Agreement.

                  24.2 Each Party represents and warrants that any equipment, facilities or services provided to the other Party under this Agreement comply with the Communications Law Enforcement Act of 1994 ("CALEA"). Each Party (the "Indemnifying Party") shall indemnify and hold the other Party (the "Indemnified Party") harmless from any and all penalties imposed upon the Indemnified Party for such noncompliance and shall, at the Indemnifying Party's sole cost and expense, modify or replace any equipment, facilities or services provided to the Indemnified Party under this Agreement to ensure that such equipment, facilities and services fully comply with CALEA.

                  24.3 All terms, conditions and operations under this Agreement shall be performed in accordance with all applicable laws, regulations and judicial or regulatory decisions of all

                                                                          Part A

                  duly constituted governmental authorities with appropriate jurisdiction, and this Agreement shall be implemented consistent with the FCC Interconnection Order and any applicable Commission orders. Each Party shall be responsible for obtaining and keeping in effect all FCC, Commission, franchise authority and other regulatory approvals that may be required in connection with the performance of its obligations under this Agreement. In the event the Act or FCC or Commission rules and regulations applicable to this Agreement are held invalid, this Agreement shall survive, and the Parties shall promptly renegotiate any provisions of this Agreement which, in the absence of such invalidated Act, rule or regulation, are insufficiently clear to be effectuated, violate, or are either required or not required by the new rule or regulation. [THE FOLLOWING UNDERLINED LANGUAGE IS FOR THE CO-PROVIDER AGREEMENT ONLY] DURING THESE NEGOTIATIONS, EACH PARTY WILL CONTINUE TO PROVIDE THE SAME SERVICES AND ELEMENTS TO EACH OTHER AS ARE PROVIDED FOR UNDER THIS AGREEMENT. PROVIDED, HOWEVER, THAT EITHER PARTY SHALL GIVE TEN
                  (10) BUSINESS DAYS NOTICE IF IT INTENDS TO CEASE ANY DEVELOPMENT OF ANY NEW ELEMENT OR SERVICE THAT IS NOT AT THAT TIME BEING PROVIDED PURSUANT TO THIS AGREEMENT. In the event the Parties cannot agree on an amendment within thirty (30) days from the date any such rules, regulations or orders become effective, then the Parties shall resolve their dispute, including liability for non-compliance with the new clause or the cost, if any, of performing activities no longer required by the rule or regulation during the renegotiation of the new clause under the applicable procedures set forth in
                  Section 27 herein.

25.      FORCE MAJEURE

                  25.1 Neither Party shall be liable for any delay or failure in performance of any part of this Agreement from any cause beyond its control and without its fault or negligence including, without limitation, acts of nature, acts of civil or military authority, embargoes, epidemics, terrorist acts, riots, insurrections, fires, explosions, earthquakes, nuclear accidents, floods, work stoppages, equipment failure, power blackouts, volcanic action, other major environmental disturbances, unusually severe weather conditions, inability to secure products or services of other persons or transportation facilities or acts or omissions of transportation carriers. No delay or other failure to perform shall be excused pursuant to this Section 25 unless such delay or failure and the consequences thereof are beyond the control and without the fault or negligence of the Party claiming excusable delay or other failure to perform. In the event of any such excused delay in the performance of a Party's obligation(s) under this Agreement, the due date for the performance of the original obligation(s) shall be extended by a term equal to the time lost by reason of the delay. In the event of such delay, the delaying Party shall perform its obligations at a performance level no less than that which it uses for its own operations. In the event of a labor dispute or strike, the Parties agree to provide service to each other at a level equivalent to the level they provide themselves. In the event of a labor dispute or strike or work stoppage that continues for a period in excess of forty-eight (48) hours, CO-PROVIDER may obtain replacement services for those services affected by such labor dispute or strike or work stoppage, in which event any liability of CO-PROVIDER for the affected services shall be suspended for the period of the work stoppage or labor dispute or strike. In the event of such performance delay or failure by U S WEST, U S WEST agrees to resume performance in a nondiscriminatory manner and not favor its own provision of Telecommunications Services above that of CO-PROVIDER.

26.      ESCALATION PROCEDURES

                                                                          Part A

                  26.1 CO-PROVIDER and U S WEST agree to exchange escalation lists which reflect contact personnel including vice president-level officers. These lists shall include name, department, title, phone number, and fax number for each person. CO-PROVIDER and U S WEST agree to exchange up-to-date lists as reasonably necessary.

27.      DISPUTE RESOLUTION

                  27.1 If any claim, controversy or dispute between the Parties, their agents, employees, officers, directors or affiliated agents ("Dispute") cannot be settled through negotiation, it may be resolved by arbitration conducted by a single arbitrator engaged in the practice of law, under the then current rules of the American Arbitration Association ("AAA"). The Federal Arbitration Act, 9 U.S.C. Secs. 1-16, not state law, shall govern the arbitrability of all Disputes. The arbitrator shall not have authority to award punitive damages. All expedited procedures prescribed by the AAA rules shall apply. The arbitrator's award shall be final and binding and may be entered in any court having jurisdiction thereof and shall be noticed to the Commission. The arbitrator shall determine which Party or Parties will bear the costs of arbitration, including apportionment, if appropriate. The arbitration shall occur in Denver, Colorado and the governing law shall be In accordance with Section 21.1 above.(13)

         27.2 In the event CO-PROVIDER and U S WEST are unable to agree on certain issues during the term of this Agreement, the Parties may identify such issues for arbitration before the Commission. Only those points identified by the Parties for arbitration will be submitted.(14)

         27.3     If a Dispute is submitted to arbitration pursuant to Section
                  27.1 above, the procedures described in this Section 27.3 shall apply, notwithstanding the then current rules of the AAA. Discovery shall be controlled by the arbitrator and shall be permitted to the extent set forth below. Each party may submit in writing to a Party, and that Party shall so respond, to an agreed amount of the following: interrogatories, demands to produce documents, and requests for admission. Not less than ten (10) days prior to the arbitration hearing, the Parties shall exchange witness and exhibit lists. Deposition discovery shall be controlled by the arbitrator. Additional discovery may be permitted upon mutual agreement of the Parties or the determination of the arbitrator. The arbitration hearing shall be commenced within thirty (30) days after a demand for arbitration by either Party and shall be held in Denver, Colorado. The arbitrator shall control the scheduling so as to process the matter expeditiously. The Parties may submit written briefs. The arbitrator shall rule on the dispute by issuing a written opinion within seven (7) days after the close of the hearings. The times specified in this section may be extended upon mutual agreement of the Parties or by the arbitrator upon a showing of good cause. The decision of the arbitrator shall be final and binding upon the Parties and judgment upon the award rendered by the arbitrator may be

__________________________
(13)  AT&T Order at p. 10, "Dispute Resolution"
(14)  AT&T Order at p. 10, "Dispute Resolution"

                                                                          Part A

                  entered in a court having jurisdiction. The decision shall also be submitted to the Commission.(15)

28.      NONDISCLOSURE

                  28.1 All information, including, but not limited to, specifications, microfilm, photocopies, magnetic disks, magnetic tapes, drawings, sketches, models, samples, tools, technical information, data, employee records, maps, financial reports, and market data (a) furnished by one Party to the other Party dealing with Customer specific, facility specific, or usage specific information, other than Customer information communicated for the purpose of publication of directory database inclusion, or (b) in written, graphic, electromagnetic, or other tangible form and marked at the time of delivery as "Confidential" or "Proprietary", or (c) declared orally or in writing to the Recipient at the time of delivery, or by written notice given to the Recipient within ten (10) days after delivery, to be "Confidential" or "Proprietary" (collectively referred to as "Proprietary Information"), shall remain the property of the Discloser. A Party who receives Proprietary Information via an oral communication may request written confirmation that the material is Proprietary Information. A Party who delivers Proprietary Information via an oral communication may request written confirmation that the Party receiving the information understands that the material is Proprietary Information.

                  28.2 Upon request by the Discloser, the Recipient shall return all tangible copies of Proprietary Information, whether written, graphic or otherwise, except that the Recipient's legal counsel may retain one (1) copy for archival purposes.

                  28.3 Each Party shall keep all of the other Party's Proprietary Information confidential and shall use the other Party's Proprietary Information only in connection with this Agreement. Neither Party shall use the other Party's Proprietary Information for any other purpose except upon such terms and conditions as may be agreed upon between the Parties in writing.

                  28.4 Unless otherwise agreed, the obligations of confidentiality and non-use set forth in this Agreement do not apply to such Proprietary Information that:

                                    28.4.1 was, at the time of receipt, already
                           known to the Recipient free of any obligation to keep it confidential evidenced by written records prepared prior to delivery by the Discloser; or

                                    28.4.2 is or becomes publicly known through
                           no wrongful act of the Recipient; or

                                    28.4.3 is rightfully received from a third
                           person having no direct or indirect secrecy or confidentiality obligation to the Discloser with respect to such information; or

                                    28.4.4 is independently developed by an
                           employee, agent, or contractor of the Recipient which individual is not involved in any manner with the provision

__________________________
(15)  AT&T Order at p. 10, "Dispute Resolution"

                                                                          Part A

                  of services pursuant to this Agreement and does not have any direct or indirect access to the Proprietary Information; or

                                    28.4.5 is approved for release by written
                           authorization of the Discloser or

                                    28.4.6 is required by law, a court, or
                           governmental agency, provided that the Discloser has been notified of the requirement promptly after the Recipient becomes aware of the requirement, subject to the right of the Discloser to seek a protective order as provided in Section 28.5 below.

         28.5 For a period of ten (10) years from receipt of Proprietary Information, the Recipient shall (a) use it only for the purpose of performing under this Agreement, (b) hold it in confidence and disclose it only to employees, authorized contractors and authorized agents who have a need to know it in order to perform under this Agreement, and (c) safeguard it from unauthorized use or disclosure using no less than the degree of care with which the Recipient safeguards its own Proprietary Information. Any authorized contractor or agent to whom Proprietary Information is provided must have executed a written agreement comparable in scope to the terms of this Section. Not withstanding the foregoing, each Party shall provide advance notice of three (3) Business Days to the other of the intent to provide Proprietary information to a governmental authority and the Parties shall cooperate with each other in attempting to obtain a suitable protective order. The Recipient agrees to comply with any protective order that covers the Proprietary Information to be disclosed.

                  28.6 Each Party agrees that the Discloser would be irreparably injured by a breach of this Section 28 by the Recipient or its representatives and that the Discloser shall be entitled to seek equitable relief, including injunctive relief and specific performance, in the event of any breach of this
                  Section 28. Such remedies shall not be exclusive but shall be in addition to all other remedies available at law or in equity.

                  28.7 CPNI related to either Party's subscribers obtained by virtue of Local Interconnection or any other service provided under this Agreement shall be the Discloser's Proprietary Information and may not be used by the Recipient for any purpose except performance of its obligations under this Agreement, and in connection with such performance, shall be disclosed only to employees, authorized contractors and authorized agents with a need to know, unless the subscriber expressly directs the Discloser to disclose such information to the Recipient pursuant to the requirements of Section 222(c)(2) of the Act. If the Recipient seeks and obtains written approval to use or disclose such CPNI from the Discloser, such approval shall be obtained only in compliance with Section 222(c)(2) and, in the event such authorization is obtained, the Recipient may use or disclose only such information as the Discloser provides pursuant to such authorization and may not use information that the Recipient has otherwise obtained, directly or indirectly, in connection with its performance under this Agreement.

                  28.8 Except as otherwise expressly provided in this Section 28, nothing herein shall be construed as limiting the rights of either Party with respect to its subscriber information under any applicable law, including, without limitation,
                  Section 222 of the Act.

                                                                          Part A

                  28.9 Effective Date Of This Section. Notwithstanding any other provision of this Agreement, the Proprietary Information provisions of this Agreement shall apply to all Proprietary Information furnished by either Party with a claim of confidentiality or proprietary nature at any time.

29.      NOTICES

                  29.1 Except as otherwise provided herein, all notices or other communication hereunder shall be deemed to have been duly given when made in writing and delivered in person or deposited in the United States mail, certified mail, postage prepaid, return receipt requested, or delivered by prepaid overnight express mail, and addressed as follows:

         To CO-PROVIDER:

         F. LYNNE POWERS
         Vice President -Finance
         J. Jeffrey Oxley - Director of Regulatory Affairs
         Advanced Telecommunications, Inc.
         710 Second Avenue South, Suite 1200
         Minneapolis, MN 55402
         Phone:   (612) 376-4400
         Fax:     (612)376-4411

         Copy to:          Brian Robinson
                           ARTER & HADDEN LLP
                           1801 K Street, N.W., Suite 400K
                           Washington, DC 20006
                           Phone: (202) 775-7126
                           Fax: (202) 857-0172

         To U S WEST:

         Director-- Interconnection Compliance
         1801 California Street, Room 2410
         Denver, CO 80202

         Copy to:          U S WEST, Communications, Inc..
                           General Counsel, Law Dept.
                           1801 California, 49th Floor
                           Denver, Colorado 80202

                  29.2 If personal delivery is selected to give notice, a receipt of such delivery shall be obtained. The address to which notices or communications may be given to either Party may be changed by written notice given by such Party to the other pursuant to this Section 29.

30.      ASSIGNMENT

                                                                          Part A

                  30.1 Neither Party may assign, transfer (whether by operation of law or otherwise) or delegate this Agreement (or any rights or obligations hereunder) to a third party without the prior written consent of the other Party, which consent shall not be unreasonably withheld, provided that each Party may assign this Agreement to an Affiliate or an entity under its common control or an entity acquiring all or substantially all of its assets or equity by providing prior written notice to the other Party of such assignment or transfer. Any attempted assignment or transfer that is not permitted under the provisions of this Section 30 is void AB INITIO. Without limiting the generality of the foregoing, this Agreement shall be binding upon and shall inure to the benefit of the Parties' respective successors and assigns. No assignment or delegation hereof shall relieve the assignor of its obligations under this Agreement.

                  30.2 If any obligation of U S WEST under this Agreement is performed by a subcontractor or Affiliate, U S WEST shall remain fully responsible for the performance of this Agreement in accordance with its terms, and U S WEST shall be solely responsible for payments due to its subcontractors.

                  30.3 If any obligation of CO-PROVIDER under this Agreement is performed by a subcontractor or Affiliate, CO-PROVIDER shall remain fully responsible for the performance of this Agreement in accordance with its terms, and CO-PROVIDER shall be solely responsible for payments due to its subcontractors.

31.      WARRANTIES

                  31.1 U S WEST shall conduct all activities and interfaces which are provided for under this Agreement with CO-PROVIDER Customers in a carrier-neutral, nondiscriminatory manner.

                  31.2 U S WEST warrants that it has provided, and during the term of this Agreement it will continue to provide, to CO-PROVIDER true and complete copies of all material agreements in effect between U S WEST and any third party (including Affiliates) providing any services to CO-PROVIDER on behalf of or under contract to U S WEST in connection with U S WEST's performance of this Agreement, or from whom U S WEST has obtained licenses or other rights used by U S WEST to perform its obligations under this Agreement, provided, however, that U S WEST may provide such agreements under appropriate protective order.

32.      DEFAULT

                  32.1 In the event of a breach of any material provision of this Agreement by either Party, the non-breaching Party shall give the breaching Party and the Commission written notice thereof, and:

                                    32.1.1 if such material breach is for
                           non-payment of amounts due hereunder pursuant to
                           Section 3.2 of Part A of this Agreement, the breaching Party shall cure such breach within thirty
                           (30) calendar days of receiving such notice. The non-breaching Party shall be entitled to pursue all available legal and equitable remedies for such breach. Amounts disputed in good faith and withheld

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                                                                          Part A

                           or set off shall not be deemed "amounts due hereunder" for the purpose of this provision.

                                    32.1.2 if such material breach is for any
                           failure to perform in accordance with this Agreement, which, in the sole judgment of the non-breaching Party, adversely affects the non-breaching Party's subscribers, the non-breaching Party shall give notice of the breach and the breaching Party shall cure such breach to the non-breaching Party's reasonable satisfaction within ten (10) calendar days or within a period of time equivalent to the applicable interval required by this Agreement, whichever is shorter. If the breaching Party does not cure such breach within the applicable time period, the non-breaching Party may, at its sole option, terminate this Agreement, or any parts hereof. The non-breaching Party shall be entitled to pursue all available legal and equitable remedies for such breach. Notice under this Subsection 32.1.2 may be given electronically or by facsimile, provided that a hard copy or original of such notice is sent by overnight delivery service.

                                    32.1.3 if such material breach is for any
                           other failure to perform in accordance with this Agreement, the breaching Party shall cure such breach to the non-breaching Party's reasonable satisfaction within forty-five (45) calendar days, and, if it does not, the non-breaching Party may, at its sole option, terminate this Agreement, or any parts hereof. The non-breaching Party shall be entitled to pursue all available legal and equitable remedies for such breach.

         32.2 CO-PROVIDER may terminate this Agreement in whole at any time only for cause upon sixty (60) calendar days' prior written notice. CO-PROVIDER's sole liability shall be payment of amounts due for services provided or obligations assumed up to the date of termination.

                  32.3 In the event of any termination under this Section 32, U S WEST and CO-PROVIDER agree to cooperate to provide for an uninterrupted transition of services to CO-PROVIDER or another vendor designated by CO-PROVIDER to the extent that U S WEST has the ability to provide such cooperation.

                  32.4 Notwithstanding any termination hereof, the Parties shall continue to comply with their obligations under the Act.

33.      REMEDIES

                  33.1 In the event U S WEST fails to switch a subscriber to CO-PROVIDER service as provided in this Agreement, U S WEST shall reimburse CO-PROVIDER in an amount equal to all fees paid by such subscriber to U S WEST for such failed-to-be-transferred services from the time of such failure to switch to the time at which the subscriber switch is accomplished. This remedy shall be in addition to all other remedies available to CO-PROVIDER under this Agreement or otherwise available.

                  33.2 All rights of termination, cancellation or other remedies prescribed in this Agreement, or otherwise available, are cumulative and are not intended to be exclusive of other remedies to which the injured Party may be entitled at law or equity in case of any breach or threatened breach by the other Party of any provision of this Agreement. Use

                                                                         Page 30

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                                                                          Part A



                  of one or more remedies shall not bar use of any other remedy for the purpose of enforcing the provisions of this Agreement.

34.      WAIVERS

                  34.1 No waiver of any provisions of this Agreement and no consent to any default under this Agreement shall be effective unless the same shall be in writing and properly executed by or on behalf of the Party against whom such waiver or consent is claimed.

                  34.2 No course of dealing or failure of either Party to strictly enforce any term, right, or condition of this Agreement in any instance shall be construed as a general waiver or relinquishment of such term, right or condition.

                  34.3 Waiver by either Party of any default or breach by the other Party shall not be deemed a waiver of any other default or breach.

                  34.4 By entering into this Agreement, neither Party waives any right granted to it pursuant to the Act.

35.      NO THIRD PARTY BENEFICIARIES

                  35.1 The provisions of this Agreement are for the benefit of the Parties hereto and not for any other person; provided, however, that this shall not be construed to prevent CO-PROVIDER from providing its Telecommunications Services to other carriers. This Agreement shall not provide any person not a party hereto with any remedy, claim, liability, reimbursement, claim of action, or other right in excess of those existing without reference hereto.

36.      PHYSICAL SECURITY

         36.1 U S WEST shall exercise the same degree of care to prevent harm or damage to CO-PROVIDER or its employees, agents or subscribers, or its property as U S WEST provides itself. CO-PROVIDER shall exercise the same degree of care to ensure the security of its equipment physically collocated within U S WEST's space as CO-PROVIDER provides such security to itself.

                           36.1.1 U S WEST will restrict access to approved personnel to U S WEST's buildings. CO-PROVIDER is responsible for the action of its employees and other authorized non-CO-PROVIDER personnel; U S WEST is responsible for the action of its employees and other authorized non-U S WEST personnel.

                  36.1.2 U S WEST will furnish to CO-PROVIDER the current name(s) and telephone number(s) of those central office supervisor(s) where a physical Collocation arrangement exists. The central office supervisor(s) will be the only U S WEST employee(s) with access to CO-PROVIDER Collocation space.

                           36.1.3 U S WEST will comply at all times with U S WEST security and safety procedures at the individual central office locations where CO-PROVIDER has

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                                                                          Part A

                           physical Collocation arrangements. The Parties will cooperate to analyze security procedures of each company to evaluate ways in which security procedures of U S WEST may be enhanced.

                  36.1.4 U S WEST will allow CO-PROVIDER to inspect or observe its physical spaces which house or contain CO-PROVIDER equipment or equipment enclosures at any time upon completion of the physical Collocation quotation. Upon completion of the build out of the physical space, U S WEST will furnish CO-PROVIDER with all keys, entry codes, lock combinations, or other materials or information which may be needed to gain entry via direct access to CO-PROVIDER's physical space.

                                    36.1.5 U S WEST agrees to logically
                           partition any U S WEST owned access device systems, whether biometric or card reader, or types which are encoded identically or mechanical coded locks on external and or internal doors to spaces which house CO-PROVIDER equipment.

                                    36.1.6 U S WEST agrees to limit the keys
                           used in its keying systems for spaces which contain CO-PROVIDER equipment to the U S WEST supervisor for the specific facility to emergency access only. CO-PROVIDER shall further have the right to change locks where deemed necessary for the protection and security of its physical spaces and will provide the U S WEST supervisor with the current key.

                                    36.1.8 U S WEST shall control unauthorized
                           access from passenger and freight elevators, elevator lobbies and spaces which contain or house CO-PROVIDER equipment or equipment space in the same manner as U S WEST provides such control for itself.

                                    36.1.9 U S WEST will provide notification to
                           designated CO-PROVIDER personnel to indicate an actual or attempted security breach of CO-PROVIDER physical space in the same time frame as U S WEST provides such notification to itself.

37.      NETWORK SECURITY

         37.1 U S WEST shall provide an appropriate and sufficient back-up and recovery plan to be used in the event of a system failure or emergency.

                  37.2 U S WEST shall install controls to (a) disconnect a user for a pre-determined period of inactivity on authorized ports;
                  (b) protect subscriber proprietary information; and (c) ensure both ongoing operational and update integrity.

                  37.3 Each Party shall be responsible for the security arrangements on its side of the network to the Point of Interconnection. The Parties shall jointly cooperate to analyze network security procedures and cooperate to ensure the systems, access and devices are appropriately secured and compatible.

38.      REVENUE PROTECTION

                                                                          Part A


                  38.1 U S WEST shall make available to CO-PROVIDER all present and future fraud prevention or revenue protection features that U S WEST provides to itself or others. These features include, but are not limited to, operator screening codes, information digits assigned such as information digits `29' and `70' which indicate prison and COCOT payphone originating line types respectively. In accordance with the requirements established by the FCC, call blocking of domestic, international blocking for business and residence, 900, NPA-976, and specific line numbers. U S WEST shall additionally provide partitioned access to fraud prevention, detection and control functionality within pertinent Operations Support Systems ("OSS") which include, but are not limited to, Line Information Data Base Fraud monitoring systems.

                  38.2 Uncollectible or unbillable revenues resulting from, but not confined to, provisioning, maintenance, or signal network routing errors shall be the responsibility of the Party causing such error.

                  38.3 Uncollectible or unbillable revenues resulting from the accidental or malicious alteration of software underlying Network Elements or their subtending operational support systems by unauthorized third parties shall be the responsibility of the Party having administrative control of access to said Network Element or operational support system software.

                           38.4 Each Party shall be responsible for any
                  uncollectible or unbillable revenues resulting from the unauthorized use of facilities under its control or services it provides, including clip-on fraud.

                  38.5 The Parties shall work cooperatively to minimize fraud associated with third-number billed calls, calling card calls, and any other services related to this Agreement.

39.      LAW ENFORCEMENT INTERFACE

                  39.1 U S WEST shall provide all necessary assistance to facilitate the execution of wiretap or dialed number recorder orders from law enforcement authorities.

40.      COLLOCATION

         40.1     GENERAL DESCRIPTION

                  40.1.1 "Collocation" means an arrangement whereby CO-PROVIDER's facilities are terminated in its equipment necessary for Interconnection or for access to Network Elements on an unbundled basis which has been installed and maintained at U S WEST's Premises. Collocation may be "physical" or "virtual." In "Physical Collocation," CO-PROVIDER installs and maintains its own equipment U S WEST's Premises consistent with Section 40.3 of Part A of this Agreement. In "Virtual Collocation," U S WEST installs and maintains its equipment in U S WEST's Premises consistent with Section 40.3 of Part A of this Agreement.

                           40.1.1.1 CO-PROVIDER MAY COLLOCATE TRANSMISSION
                                    EQUIPMENT (INCLUDING DIGITAL CROSS CONNECT
                                    SYSTEMS AND REMOTE SWITCHING UNITS (RSU))

                                                                          Part A

                                    TO TERMINATE BASIC TRANSMISSION FACILITIES.
                                    NOTHING IN THIS AGREEMENT REQUIRES U S WEST
                                    TO PERMIT COLLOCATION OF EQUIPMENT USED TO
                                    PROVIDE ENHANCED SERVICES. CO-PROVIDER SHALL
                                    NOT USE RSUS TO ENABLE THE BYPASSING OF
                                    SWITCHED ACCESS CHARGES.(16)

                  40.1.2 Collocation is offered for network interconnection between the Parties. CO-PROVIDER may cross connect to other collocated parties via facilities provided by U S WEST, provided that CO-PROVIDER's collocated equipment is also used for Interconnection with U S WEST or access to U S WEST's unbundled Network Elements.(17)

                  40.1.3 CO-PROVIDER is responsible for bringing its own or leased facilities to the U S WEST-designated Point of Interface ("P01"). U S WEST will extend CO-PROVIDER's facilities from the P01 to the cable vault within the wire center. If necessary, U S WEST may bring the facilities into compliance with U S WEST internal fire code standards and extend the facilities to the collocated space.

                  40.1.4 CO-PROVIDER will be provided two (2) points of entry into the U S WEST wire center only when there are at least two (2) existing entry points for U S WEST cable and when there are vacant entrance ducts in both.

                   40.1.5 CO-PROVIDER must identify what equipment will be installed, to allow for U S WEST to use this information in engineering the power, floor loading, heat release, environmental participant level, and HVAC.

                  40.1.6   [Intentionally left blank for numbering consistency]

                  40.1.7 EXPANDED INTERCONNECTION CHANNEL TERMINATION (EICT). TELECOMMUNICATIONS INTERCONNECTION BETWEEN
                           CO-PROVIDER'S COLLOCATED EQUIPMENT AND U S WEST'S NETWORK MAY BE ACCOMPLISHED VIA AN EXPANDED INTERCONNECTION CHANNEL TERMINATION (EICT). THIS ELEMENT CAN BE AT THE DS-3, DS-1, DS-0, OR ANY OTHER TECHNICALLY FEASIBLE LEVEL, SUBJECT TO NETWORK DISCLOSURE REQUIREMENTS OF THE FCC, DEPENDING ON THE U S WEST SERVICE TO WHICH IT IS CONNECTED. THE TERMS AND CONDITIONS OF THE TARIFF FOR EICT ARE INCORPORATED ONLY TO THE EXTENT THAT THEY ARE AGREED TO BY THE PARTIES. WITHIN NINETY (90) DAYS (OR OTHER ACCEPTABLE TIME AGREED TO BY THE PARTIES) AFTER A REQUEST BY CO-PROVIDER, THE PARTIES WILL MEET TO REVIEW THE TARIFF AND SEEK RESOLUTION ON DISAGREED ITEMS.(18)

                  40.1.8 Consistent with U S WEST's internal practice, within ten (10) Business Days of CO-PROVIDER's request for any space, U S WEST shall provide information available to it regarding the environmental conditions of the space provided for placement of equipment and interconnection, including, but not limited to, the existence and condition of asbestos, lead paint, hazardous substance contamination, or radon. Information is considered "available" under this

__________________________
(16)  Per UT AT&T Order, p. 7 and UT MCIm Order, pg. 10 Issue 32
(17)  MCI Order at pg. 2, "Issue 12," first sentence
(18) MCI Order at pp. 2-3, "Issue 12, second sentence. Supersedes UT Commission Agreeement, Att. 4, Section 2.1.2

                                                                          Part A

                           Agreement if it is in U S WEST's possession or files, or the possession of an agent, contractor, employee, lessor, or tenant of U S WEST's that holds such information on U S WEST's behalf.

                  40.1.9 U S WEST shall allow CO-PROVIDER to perform any environmental site investigations, including, but not limited to, asbestos surveys, which CO-PROVIDER deems to be necessary in support of its Collocation needs. CO-PROVIDER shall advise U S WEST in writing of its intent to conduct such investigation, and shall receive written approval from U S WEST to proceed. CO-PROVIDER shall indemnify U S WEST according to
                           Section 18 of Part A to this Agreement for any loss or claim for damage suffered by U S WEST as a result of CO-PROVIDER's actions during any site inspection.

                  40.1.10 If the space provided for the placement of equipment, interconnection, or provision of service contains environmental contamination or hazardous material, particularly, but not limited to, asbestos, lead paint or radon, which makes the placement of such equipment or interconnection hazardous, U S WEST shall offer an alternative space, if available, for CO-PROVIDER's consideration.

         40.2     VIRTUAL COLLOCATION

                  40.2.1 U S WEST shall provide virtual collocation for the purpose of Interconnection or access to unbundled Network Elements subject to the rates, terms and conditions of this Agreement.

                  40.2.2 Upon mutual agreement, CO-PROVIDER will have physical access to the U S WEST wire center building pursuant to a virtual collocation arrangement.

                  40.2.3 CO-PROVIDER will be responsible for obtaining and providing to U S WEST administrative codes, e.g., common language codes, for all equipment specified by CO-PROVIDER and installed in wire center buildings.

                  40.2.4 CO-PROVIDER will be responsible for payment of training of U S WEST employees for the maintenance, operation and installation of CO-PROVIDER's virtually collocated equipment when that equipment is different than the equipment used by U S WEST. Training conditions are further described in the Virtual Collocation Rate Element section following.

                  40.2.5 CO-PROVIDER will be responsible for payment of reasonable charges incurred as a result of agreed upon maintenance and/or repair of CO-PROVIDER's virtually collocated equipment.

                  40.2.6 U S WEST does not guarantee the reliability of CO-PROVIDER's virtually collocated equipment, but U S WEST is responsible for proper installation, maintenance and repair of such equipment, including the change out of electronic cards provided by CO-PROVIDER.

                  40.2.7 CO-PROVIDER is responsible for ensuring the functionality and interoperability of virtually collocated SONET equipment provided by different manufacturers.

                                                                          Part A

                  40.2.8 CO-PROVIDER, as bailor, will transfer possession of CO-PROVIDER's virtually collocated equipment to U S WEST, as bailee, for the sole purpose of providing U S WEST with the ability to install, maintain and repair CO-PROVIDER's virtually collocated equipment. Title to the CO-PROVIDER virtually collocated equipment shall not pass to U S WEST.

                  40.2.9 CO-PROVIDER shall ensure that upon receipt by U S WEST of CO-PROVIDER's virtually collocated equipment, CO-PROVIDER will make available all access to ongoing technical support to U S WEST, as available under the equipment warranty or other terms and conditions, all at CO-PROVIDER's expense. CO-PROVIDER shall advise the manufacturer and seller of the virtually collocated equipment that it will be installed, maintained and repaired by U S WEST.

                  40.2.10 CO-PROVIDER's virtually collocated equipment must comply with the Bellcore Network Equipment Building System (NEBS) Generic Equipment Requirements TR-NWT-000063, electromagnetic compatibility (EMC) per GR-1 089-CORE, Company wire center environmental and transmission standards and any statutory (local, state or federal) and/or regulatory requirements, all of the foregoing which may be in effect at the time of equipment installation or which may subsequently become effective. CO-PROVIDER shall provide U S WEST interface specifications (e.g., electrical, functional, physical and software) of CO-PROVIDER's virtually collocated equipment.

                  40.2.11 CO-PROVIDER must specify all software options and associated plug-ins for its virtually collocated equipment.

                  40.2.12 CO-PROVIDER is responsible for purchasing and maintaining a supply of spares. Upon failure of the CO-PROVIDER virtually collocated equipment, CO-PROVIDER is responsible for transportation and delivery of maintenance spares to U S WEST at the wire center housing the failed equipment.

                  40.2.13 Where CO-PROVIDER is virtually collocated in a premises which was initially prepared for virtual Collocation, CO-PROVIDER may elect to retain its virtual Collocation in that premises and expand that virtual Collocation according to the rates, terms and conditions of this Agreement.

         40.3     PHYSICAL COLLOCATION

                  40.3.1 U S WEST SHALL PROVIDE TO CO-PROVIDER PHYSICAL COLLOCATION OF EQUIPMENT NECESSARY FOR INTERCONNECTION OR FOR ACCESS TO UNBUNDLED NETWORK ELEMENTS, EXCEPT THAT U S WEST SHALL PROVIDE FOR VIRTUAL COLLOCATION WHERE SPACE IS AVAILABLE OR EXPANSION OR REARRANGEMENT IS POSSIBLE IF U S WEST DEMONSTRATES TO THE COMMISSION THAT PHYSICAL COLLOCATION IS NOT PRACTICAL FOR TECHNICAL REASONS OR BECAUSE OF SPACE LIMITATIONS, AS PROVIDED IN SECTION 251(C)(6) OF THE ACT.(19) CO-PROVIDER shall pay a prorated amount for expansion of said space. U S WEST shall provide such collocation for the purpose of Interconnection or access to unbundled Network Elements, except as otherwise mutually agreed to in writing

__________________________
(19)  MCI Order at pg. 10, Issue 31, first sentence

                                                                          Part A

                           by the Parties or as required by the FCC or the Commission subject to the rates, terms and conditions of this Agreement.

                           40.3.1.1. U S WEST shall permit CO-PROVIDER to use
                                    vendors for all required engineering and installation services associated with its collocated equipment which are being collocated by CO-PROVIDER pursuant to this Agreement. Within one hundred and twenty
                                    (120) days a request by CO-PROVIDER, U S
                                    WEST and CO-PROVIDER shall compose and agree on a list of approved vendors and/or agree on minimum qualifications for such contractors consistent with industry standards, such agreement not to be unreasonably withheld. In the event such agreement cannot be reached and the dispute resolution process outlined in Section 27 above has not concluded on the issue of approved vendors, the list of approved vendors maintained by U S WEST as of the Effective Date of this Agreement shall be the default list until the conclusion of the dispute resolution process.

                  40.3.2 Where CO-PROVIDER is virtually collocated in a premises which was initially prepared for virtual Collocation, CO-PROVIDER may elect, unless it is not practical for technical reasons or because of space limitations, to convert its virtual Collocation to physical Collocation at such premises in which case CO-PROVIDER shall coordinate the construction and rearrangement with U S WEST of its equipment (IDLC and transmission) and circuits for which CO-PROVIDER shall pay U S WEST at applicable rates, and pursuant to the other terms and conditions in this Agreement. In addition, all applicable physical Collocation recurring charges shall apply.

                  40.3.3 CO-PROVIDER will be allowed access to the P01 on non-discriminatory terms. CO-PROVIDER owns and is responsible for the installation, maintenance and repair of its equipment located within the space rented from U S WEST.

                  40.3.4 CO-PROVIDER MUST USE LEASED SPACE AS SOON AS REASONABLY POSSIBLE AND IN NO EVENT LATER THAN 60 (SIXTY) DAYS FROM THE COMPLETION OF CONSTRUCTION OF THE COLLOCATED SPACE(20), and may not warehouse space for later use or sublease to another provider. Physical Collocation is offered on a space-available, first-come, first-served basis.(21)

                  40.3.5 The minimum standard leasable amount of floor space is one hundred (100) square feet. CO-PROVIDER must efficiently use the leased space and no more than fifty percent (50%) of the floor space may be used for storage cabinets and work surfaces. CO-PROVIDER and U S WEST may negotiate other storage arrangements on a case-by-case basis. CO-PROVIDER may store spares within its collocated space.

                  40.3.6 CO-PROVIDER's leased floor space will be separated from other competitive providers and U S WEST space through cages or hard walls. CO-PROVIDER

__________________________
(20)  Final Arbitration Order at pg. 9
(21)  AT&T Order at p. 8, 1st full paragraph

                                                                          Part A

                           may elect to have U S WEST construct the cage, or choose from U S WEST approved contractors to construct the cage, meeting U S WEST's installation Technical Publication 77350. Any deviation to CO-PROVIDER's request must be approved.

                  40.3.7 The following standard features will be provided by U S WEST:

                           (a)      Heating, ventilation and air conditioning.

                           (b) Smoke/fire detection and any other building code requirement.

                  40.3.8   U S WEST Responsibilities

                           (a) Design the floor space within each location which will constitute CO-PROVIDER's leased space.

                           (b) Ensure that the necessary construction work is performed on a timely basis to build CO-PROVlDER's leased physical space and the riser from the vault to the leased physical space.

                           (c)      Develop a quotation specific to
                                    CO-PROVIDER's request.

                           (d) Extend U S WEST-provided and owned fiber optic cable, from the P01 through the cable vault and extend the cable to CO-PROVIDER's leased physical space or place the cable in fire retardant tubing prior to extension to CO-PROVIDER's leased physical space.

                           (e) Installation and maintenance and all related activity necessary to provide Channel Termination between U S WEST's and CO-PROVIDER's equipment.

                           (f) Work cooperatively with CO-PROVIDER in matters of joint testing and maintenance.

                  40.3.9   CO-PROVIDER Responsibilities

                           (a) Determine the type of enclosure for the physical space.

                           (b) Procure, install and maintain fiber optic facilities up to the U S WEST designated P01.

                           (c) Provide for installation, maintenance, repair and service of all CO-PROVIDER's equipment located in the leased physical space.

                           (d) Ensure that all equipment installed by CO-PROVIDER complies with Bellcore Network Equipment Building System Generic Equipment requirements, U S WEST environmental and transmission standards, and any statutory (local, federal, or state) or regulatory requirements in effect at the time of equipment installation or that subsequently become effective.

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                                                                          Part A

                  40.3.10 The installation of any interconnection service will be coordinated between the Parties so that CO-PROVIDER may utilize those services once CO-PROVIDER has accepted its leased physical space.

                  40.3.11 If, at any time, U S WEST reasonably determines that the equipment or the installation does not meet standard industry requirements, such failure being due to actions of CO-PROVIDER or its agents, CO-PROVIDER will be responsible for the costs associated with the removal, modification to, or installation of the equipment to bring it into compliance. If CO-PROVIDER fails to correct any non-compliance within thirty (30) calendar days or as soon as reasonably practical after the receipt of written notice of non-compliance, U S WEST may have the equipment removed or the condition corrected at CO-PROVIDER's expense.

                  40.3.12 If, during installation, U S WEST reasonably determines that CO-PROVIDER activities or equipment are unsafe, non-industry standard or in violation of any applicable laws or regulations, U S WEST has the right to stop work until the situation is remedied. If such conditions pose an immediate threat to the safety of personnel, interfere with the performance of U S WEST's service obligations, or pose an immediate threat to the physical integrity of the conduit system or the cable facilities, U S WEST may perform such work and/or take action as is necessary to correct the condition at CO-PROVIDER's expense.

                  40.3.13 U S WEST shall provide basic telephone service with a connection jack as requested by CO-PROVIDER from U S WEST for the collocated space. Upon CO-PROVIDER's request and following the normal provisioning process, this service shall be available at the CO-PROVIDER collocated space on the day the space is turned over to CO-PROVIDER by U S WEST.

                  40.3.14 Where available, U S WEST shall provide access to eyewash stations, bathrooms, and drinking water within the collocated facility on a twenty-four (24) hours per day, seven (7) days per week basis for CO-PROVIDER personnel and its designated agents.

                  40.3.15 U S WEST shall provide CO-PROVIDER with written notice five (5) Business Days prior to those instances where U S WEST or its subcontractors may be performing work that could reasonably potentially affect CO-PROVIDER's service. U S WEST will make reasonable efforts to inform CO-PROVlDER by telephone of any emergency related activity prior to the start of the activity that U S WEST or its subcontractors may be performing that could reasonably potentially affect CO-PROVIDER's service, so that CO-PROVIDER can take any action required to monitor or protect its service.

                  40.3.16 U S WEST shall provide information regarding the location, type, and cable termination requirements (i.e., connector type, number and type of pairs, and naming convention) for U S WEST point of termination to CO-PROVIDER within five (5) Business Days of CO-PROVIDER's acceptance of U S WEST's quote for collocated space.

                  40.3.17 U S WEST shall provide the dimensions for CO-PROVIDER outside plant fiber ingress and egress into CO-PROVIDER collocated space within five (5) Business Days of CO-PROVIDER's acceptance of U S WEST's quote for collocated space.

                  40.3.18 U S WEST shall provide the sizes and number of power feeders for the collocated space to CO-PROVIDER within ten (10) Business Days of CO-PROVIDE R's acceptance of U S WEST's quote for collocated space.

                  40.3.19 U S WEST shall provide positive confirmation to CO-PROVIDER when construction of CO-PROVIDER collocated space is fifty percent (50%) completed. This confirmation shall also include confirmation of the scheduled completion and turnover dates.

                  40.3.20  [Intentionally left blank for numbering consistency]

                  40.3.21 With the exception of Subparagraph (b) below, U S WEST shall provide the following information to CO-PROVIDER within five (5) Business Days or as reasonably necessary upon receipt of a written request from CO-PROVlDER:

                           (a)      additional work restriction guidelines.

                           (b) U S WEST or industry technical publication guidelines that impact the design of U S WEST collocated equipment, unless such documents are already in the possession of CO-PROVIDER. The following U S WEST Technical Publications provide information regarding central office equipment and collocation guidelines:

                                    77350    Central Office Telecommunications
                                             Equipment Installation and Removal
                                             Guidelines
                                    77351    Central Office Telecommunications
                                             Equipment Engineering Standards
                                    77355    Grounding - Central Office and
                                             Remote Equipment Environment
                                    77386    Expanded Interconnection and
                                             Collocation for Private Line
                                             Transport and Switched Access
                                             Services

                                    CO-PROVIDER may obtain the above documents from:

                                             Faison Office Products Company
                                             3251 Revere St., Suite 200
                                             Aurora, Colorado 80011
                                             (303) 340-3672

                           (c) appropriate U S WEST contacts (names and telephone numbers) for the following areas:

                                             Engineering
                                             Physical & Logical Security
                                             Provisioning

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                                                                          Part A

                                             Billing
                                             Operations
                                             Site and Building Managers
                                             Environmental and Safety

                           (d)      escalation process for the U S WEST
                                    employees (names, telephone numbers and the escalation order) for any disputes or problems that might arise pursuant to CO-PROVIDER's collocation.

                  40.3.22 Power as referenced in this Agreement refers to any electrical power source supplied by U S WEST for CO-PROVIDER equipment. U S WEST will supply power to support CO-PROVIDER equipment at equipment specific DC and AC voltages. At a minimum, U S WEST shall supply power to CO-PROVIDER at parity with that provided by U S WEST to itself. If U S WEST performance, availability or restoration falls below industry standards, U S WEST shall bring itself into compliance with such industry standards as soon as technologically feasible.

                           (a) Central office power supplied by U S WEST into the CO-PROVIDER equipment area, shall be supplied in the form of power feeders (cables) on cable racking into the designated CO-PROVIDER equipment area. The power feeders (cables) shall efficiently and economically support the requested quantity and capacity of CO-PROVIDER equipment. The termination location shall be mutually agreed upon by the Parties.

                           (b)      U S WEST power equipment supporting
                                    CO-PROVIDER's equipment shall:

                                    i.       comply with applicable industry
                                             standards (e.g., Bellcore, NEBS,
                                             IEEE, UL, and NEC) or
                                             manufacturer's equipment power
                                             requirement specifications for
                                             equipment installation, cabling
                                             practices, and physical equipment
                                             layout;

                                    ii.      have redundant power feeds with
                                             physical diversity and battery
                                             back-up as required by the
                                             equipment manufacturer's
                                             specifications for CO-PROVIDER
                                             equipment, or, at minimum, at
                                             parity with that provided for
                                             similar U S WEST equipment at that
                                             location;

                                   iii.      provide central office ground,
                                             connected to a ground electrode
                                             located within the CO-PROVIDER
                                             collocated space, at a level above
                                             the top of CO-PROVIDER equipment
                                             plus or minus two (2) feet to the
                                             left or right of CO-PROVIDER's
                                             final request;

                                    iv.      provide an installation sequence
                                             and access that will allow
                                             installation efforts in parallel
                                             without jeopardizing personnel
                                             safety or existing services of
                                             either Party;

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                                                                          Part A

                                    v.       provide cabling that adheres to
                                             Bell Communication Research
                                             (Bellcore) Network
                                             Equipment-Building System (NEBS)
                                             standards TR-EOP-000063;

                                    vi.      provide Lock Out-Tag Out and other
                                             electrical safety procedures and
                                             devices in conformance with the
                                             most stringent of OSHA or industry
                                             guidelines; and

                                    vii.     ensure that installed equipment
                                             meets Belicore specifications.

         40.4     COLLOCATION RATE ELEMENTS

                  40.4.1   COMMON RATE ELEMENTS

                  The following rate elements are common to both virtual and physical collocation:

                  (a) Quote Preparation Fee. This covers the work involved in developing a quotation for CO-PROVIDER for the total costs involved in its collocation request.

                  (b) Entrance Facility. Provides for fiber optic cable on a per two (2) fiber increment basis from the point of interconnection utilizing U S WEST owned, conventional single mode type of fiber optic cable to the collocated equipment (for virtual collocation) or to the leased space (for physical collocation). Entrance facility includes riser, fiber placement, entrance closure, conduit/innerduct, and core drilling.

                  (c) Cable Splicing. Represents the labor and equipment to perform a subsequent splice to the CO-PROVIDER provided fiber optic cable after the initial installation splice. Includes a per-setup and a per-fiber-spliced rate elements.

                  (d) 48 Volt Power. Provides 48 volt power to the CO-PROVIDER collocated equipment. Charged on a per ampere basis.

                  (e) 48 Volt Power Cable. Provides for the transmission of -48 Volt DC power to the collocated equipment. It includes engineering, furnishing and installing the main distribution bay power breaker, associated power cable, cable rack and local power bay to the closest power distribution bay. It also includes the power cable (feeders) A and B from the local power distribution bay to the leased physical space (for physical collocation) or to the collocated equipment (for virtual collocation).

                  (f) Inspector Labor. Provides for the U S WEST qualified personnel necessary when CO-PROVIDER requires access to the P01 after the initial installation or access to its physical collocation floor space, where an escort is required. A call-out of an inspector after business hours is subject to a minimum charge of four
                           (4) hours. Maintenance Labor, Inspector Labor, Engineering Labor and Equipment Labor business hours are considered to be Monday through Friday, 8:00 a.m. to 5:00 p.m. and after business hours

                                                                          Part A

                           are after 5:00 p.m. and before 8:00 am., Monday through Friday, all day Saturday, Sunday and holidays.

                           (g)      Expanded Interconnection Channel
                                    Regeneration. Required when the distance from the leased physical space (for physical collocation) or from the collocated equipment (for virtual collocation) to the U S WEST network is of sufficient length to require regeneration.

                           (h)      U S WEST will provide external
                                    synchronization when available.

                           (i) U S WEST will provide 20 hertz ringing supply when available.

         40.4.2   PHYSICAL COLLOCATION RATE ELEMENTS

                  The following rate elements apply only to physical collocation arrangements:

            (a) Enclosure Buildout. The Enclosure Buildout element, either Cage or Hardwall, includes the material and labor to construct the enclosure specified by CO-PROVIDER or CO-PROVIDER may choose from U S WEST approved contractors to construct the cage, meeting U S WEST's installation Technical Publication 77350. It includes the enclosure (cage or hardwall), air conditioning (to support CO-PROVIDER loads specified), lighting (not to exceed 2 watts per square foot), and convenience outlets (3 per cage or the number required by building code for the hardwall enclosure). Also provides for humidification, if required. Pricing for Enclosure Buildout will be provided on an individual basis due to the uniqueness of CO-PROVIDER's requirements, central office structure and arrangements.

            (b) Floor Space Rental. This element provides for the rental of the floor space provided to CO-PROVIDER pursuant to a physical collocation arrangement.

         40.4.3   VIRTUAL COLLOCATION RATE ELEMENTS

                  The following rate elements apply only to virtual collocation arrangements:

                                    (a) Maintenance Labor. Provides for the
                           labor necessary for repair of out of service and/or service-affecting conditions and preventative maintenance of the CO-PROVIDER virtually collocated equipment. CO-PROVIDER is responsible for ordering maintenance spares. U S WEST will perform maintenance and/or repair work upon receipt of the replacement maintenance spare and/or equipment for CO-PROVIDER. A call-out of a maintenance technician after business hours is subject to a minimum charge of four (4) hours. Maintenance Labor, Inspector Labor, Engineering Labor and Equipment Labor business hours are considered to be Monday through Friday, 8:00 am. to 5:00 p.m. and after business hours are after 5:00 p.m. and before 8:00 am., Monday through Friday, all day Saturday, Sunday and holidays.

                                    (b) Training Labor. Provides for the billing
                           of vendor-provided training for U S WEST personnel on a metropolitan


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                                                                          Part A

                           service area basis, necessary for CO-PROVIDER virtually collocated equipment which is different from equipment used by U S WEST. U S WEST will require three (3) U S WEST employees to be trained per metropolitan service area in which the CO-PROVIDER virtually collocated equipment is located. If, by an act of U S WEST, trained employees are relocated, retired, or are no longer available, U S WEST will not require CO-PROVIDER to provide training for additional U S WEST employees for the same virtually collocated equipment in the same metropolitan area. Fifty percent (50%) of the amount of training billed to CO-PROVIDER will be refunded to CO-PROVIDER, should a second collocator or U S WEST in the same metropolitan area select the same virtually collocated equipment as CO-PROVIDER. The second collocator or U S WEST will be charged one half of the original amount paid by CO-PROVIDER for the same metropolitan area.

                  (c) Equipment Bay. Provides mounting space for the CO-PROVIDER virtually collocated equipment. ach bay includes the seven (7) foot bay, its installation, and all necessary environmental supports. Mounting space on the bay, including space for the fuse panel and air gaps necessary for heat dissipation is limited to 78 inches. The monthly rate is applied per shelf.

                  (d) Engineering Labor. Provides the planning and engineering of the CO-PROVIDER virtually collocated equipment at the time of installation, change or removal.

                  (e) Installation Labor. Provides for the installation, change or removal of the CO-PROVIDER virtually collocated equipment.

         40.5     COLLOCATION INSTALLATION INTERVALS

                  40.5.1U S WEST shall have a period of thirty (30) calendar days after receipt by CO-PROVIDER of a Request for Collocation to provide CO-PROVIDER with a written quotation containing all nonrecurring charges and fees for the requested collocation (the "Quotation Preparation Period"). CO-PROVIDER shall make payment of fifty percent (50%) of the nonrecurring charges and fees upon acceptance of the quotation (`Initial Payment") with the remainder due upon completion of the construction. In the event CO-PROVIDER disputes the amount of U S WEST's proposed nonrecurring charges and fees, CO-PROVIDER shall deposit fifty percent (50%) of the nonrecurring charges and fees into an interest bearing escrow account prior to the commencement of construction ("Initial Deposit"). The remainder of the nonrecurring charges and fees shall be deposited into the escrow account upon completion of the construction. Upon resolution of the dispute, the escrow agent shall distribute amounts in the account in accordance with the resolution of such dispute and any interest that has accrued with respect to amounts in the account shall be distributed proportionately to the Parties. U S WEST shall complete installation pursuant to the CO-PROVIDER Request for Collocation within a maximum of three (3) months after the Initial Payment or Initial Deposit for physical or virtual collocation. If there is a dispute between U S WEST and CO-PROVIDER


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

                                                                          Part A

                  regarding the amount of any nonrecurring charges and fees, such dispute shall be resolved in accordance with Section 27 above. The pendency of any such dispute shall not affect the obligation of U S WEST to complete collocation within the installation intervals described above.

41.      TECHNICAL REFERENCES - COLLOCATION

Subject to Sections 1.3.1 and 1.3.2 of this Part A of this Agreement, U S WEST shall provide collocation in accordance with the following standards:

                  41.1 Institute of Electrical and Electronics Engineers (IEEE) Standard 383, IEEE. Standard for Type Test of Class 1 E Electric Cables, Field Splices, and Connections for Nuclear Power Generating Stations;

                  41.2 National Electrical Code (NEC), use most recent issue;

                  41.3 TA-NPL-000286, NEBS Generic Engineering Requirements for System Assembly and Cable Distribution, Issue 2 (Bellcore, January 1989);

                  41.4 TR-EOP-000063 Network Equipment-Building System (NEBS) Generic Equipment Requirements, Issue 3, March 1988;

                  41.5 TR-EOP-000151, Generic Requirements for 24-, 48-, 130-, and 140- Volt Central Office Power Plant Rectifiers, Issue 1 (Bellcore, May 1985);

                  41.6 TR-EOP-000232, Generic Requirements for Lead-Acid Storage Batteries, Issue 1 (Bellcore, June 1985);

                  41.7 TR-NWT-000154, Generic Requirements for 24-, 48-, 130, and 140- Volt Central Office Power Plant Control and Distribution Equipment, Issue 2 (Bellcore, January 1992);

                  41.8 TR-NWT-000295, Isolated Ground Planes: Definition and Application to Telephone Central Offices, Issue 2 (Bellcore, July 1992);

                  41.9 TR-NWT-000840, Supplier Support Generic Requirements
                  (SSGR), (A Module of LSSGR, FR-N'ArE-000064), Issue I (Bellcore, December 1991);

                  41.10 TR-NWT-001275 Central Office Environment
                  Installations/Removal Generic Requirements, Issue 1, January 1993; and

                  41.11 Underwriters' Laboratories Standard, UL 94.

42.      NUMBER PORTABILITY

         42.1     INTERIM NUMBER PORTABILITY (INP)

                   42.1.1    GENERAL TERMS

                           (a) The Parties shall provide Interim Number Portability (INP) on a reciprocal basis to the extent technically feasible.


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

                                                                          Part A

                                             (b) Until permanent number
                                    portability is implemented by the industry pursuant to regulations issued by the FCC or the Commission, the Parties agree to provide INP to each other through Remote Call Forwarding, Direct Inward Dialing, or other appropriate means as agreed to by the Parties.

                                             (c) Once permanent number
                                    portability is implemented pursuant to FCC or Commission regulation, either Party may withdraw, at any time and at its sole discretion, its INP offerings, subject to advance notice to the other Party with sufficient time to allow. for coordination to allow the seamless and transparent conversion of INP Customer numbers to permanent number portability. Upon implementation of permanent number portability pursuant to FCC regulations, both Parties agree to conform and provide such permanent number portability. The Parties agree to expeditiously convert Customers from interim number portability to permanent number portability, provided that the interim service is not removed until the Customer has been converted.

                                             (d) U S WEST will update and
                                    maintain its Line Information Database
                                    (`LIDB") listings for numbers retained by CO-PROVIDER and its Customer, and restrict or cancel calling cards associated with these forwarded numbers as directed by CO-PROVIDER. Further, U S WEST will not block third party and collect calls to those numbers unless requested by CO-PROVIDER.

                           (e) The ordering Party shall specify, on a per telephone number basis which method of INP is to be employed and the providing Party shall provide such method to the extent technically feasible.

                           (f) Where either Party has activated an entire NXX, or activated a substantial portion of an NXX with the remaining numbers in that
                                    N)(X either reserved for future use or
                                    otherwise unused, if these Customer(s)
                                    choose to receive service from the other
                                    Party, the first Party shall cooperate with the second Party to have the entire N)(X reassigned in the LERG (and associated industry databases, routing tables, etc.) to an End Office operated by the second Party. Such transfer will be accomplished with appropriate coordination between the Parties and subject to appropriate industry lead-times for movement of NXXs from one switch to another.

                           42.1.2   DESCRIPTION OF SERVICE

                                             (a) Interim Number Portability
                                    Service ("INP") is a service arrangement that can be provided by U S WEST to CO-PROVIDER or by CO-PROVIDER to U S WEST.

                                             (b) INP applies to those situations
                                    where an end-user Customer elects to change service providers, and such Customer

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

                                                                          Part A

                                    also wishes to retain its existing or
                                    reserved telephone number(s). INP consists of providing the capability to route calls placed to telephone numbers assigned to one Party's switches to another Party's switches.

                                             (c) INP is available as NP-Remote
                                    Call Forwarding ("IN-PRC F") permitting a call to a U S WEST assigned telephone number to be translated to CO-PROVIDER's dialable local number. CO-PROVIDER may terminate the call as desired. Additional capacity for simultaneous call forwarding is available where technically feasible on a per path basis. CO-PROVIDER will need to specify the number of simultaneous calls to be forwarded for each number ported.

                                             (d) DID is another INP method that
                                    makes use of direct inward dialing trunks.
                                    Each DID trunk group used for INP is
                                    dedicated to carrying DID INP traffic
                                    between the U S WEST end office and the
                                    CO-PROVIDER switch. Traffic on these trunks cannot overflow to other trunks, so the number of trunks shall be conservatively engineered by U S WEST. Also, inter-switch signaling is usually limited to multi-frequency (MF). This precludes passing Calling Line ID to the CO-PROVIDER switch.

                                             (e) RI-PH will route a dialed call
                                    to the U S WEST switch associated with the NXX of the dialed number. The U S WEST switch shall then insert a prefix onto the dialed number which identifies how the call is to be routed to CO-PROVIDER. The prefixed dialed number is transmitted to the U S WEST tandem switch to which CO-PROVIDER is connected. Route indexing is only available with seven (7) digit local dialing.

                           (f) The prefix is removed by the operation of the tandem switch and the dialed number is routed to CO-PROVIDER's switch so the routing of the call can be completed by CO-PROVIDER.

                                               i. DN-RI is a form of RI-PH that
                                             requires direct trunking between
                                             the U S WEST switch to which the
                                             ported number was originally
                                             assigned and the CO-PROVIDER switch
                                             to which the number has been
                                             ported. The U S WEST switch shall
                                             send the originally dialed number
                                             to the CO-PROVIDER switch without a
                                             prefix.

                                                ii.  U S WEST  shall  provide
                                             RI-PH or DN-RI on an individual
                                             telephone  number basis, as
                                             designated by CO-PROVIDER. Where
                                             technically feasible, calls to
                                             ported numbers
                                             are first directed to the
                                             CO-PROVIDER switch over direct
                                             trunks but may overflow to tandem
                                             trunks if all trunks in the direct
                                             group are occupied.

                                    iii.     For both RI-PH and DN-RI the trunks
                                             used may, at CO-PROVIDER's option,
                                             be the same as those used for
                                             exchange of other local traffic

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

                                                                          Part A

                                             with U S WEST. At CO-PROVIDER's
                                             option, the trunks shall employ SS7
                                             or in band signaling and may be one
                                             way or two way.

                           (g)      INP is subject to the following
                                    restrictions:

                                                   i. An INP telephone number
                                                may be assigned by CO-PROVIDER
                                                only to CO-PROVIDER's Customers
                                                located within U S WEST's local
                                                calling area and toll rating
                                                area that is associated with the
                                                NXX of the ported number. This
                                                is to prevent the possibility of
                                                Customers using number
                                                portability to extend the local
                                                calling area.

                                                   ii. INP is applicable only if
                                                CO-PROVIDER is engaged in a
                                                reciprocal traffic exchange
                                                arrangement with U S WEST.

                                                   iii. INP is not offered
                                                for NXX Codes 555, 976, 960
                                                and 1+ sent-paid telephones,
                                                and Service Access Codes
                                                (i.e., 500, 700, 800/888,
                                                900). INP is not available
                                                for FGA seven-digit numbers
                                                (including foreign exchange
                                                (FEX), FX and FX/ONAL and
                                                foreign Central Office
                                                service). Furthermore, INP
                                                numbers may only be used
                                                consistent with network
                                                efficiency and integrity,
                                                i.e., inhibitions on mass
                                                calling events.

                                                   iv. The ported telephone
                                                number will be returned to
                                                the switch which originally
                                                had the ported number when
                                                the ported service is
                                                disconnected. The normal
                                                intercept announcement will
                                                be provided by the porting
                                                company for the period of
                                                time until the telephone
                                                number is reassigned.

                                                   v.  Within thirty (30)
                                                days after a request by
                                                CO-PROVIDER, U S WEST shall
                                                provide CO-PROVIDER a list of
                                                those features that are not
                                                available for INP telephone
                                                numbers due to technical
                                                limitations.

                                    42.1.3   ORDERING AND MAINTENANCE

                                                     (a) CO-PROVIDER is
                                    responsible for all direct interactions with CO-PROVIDER's end users with respect to ordering and maintenance.

                                                     (b) U S WEST shall exchange
                                    with CO-PROVIDER SS7 TCAP messages as
                                    required for the implementation of Custom
                                    Local Area Signaling Services (CLASS) or other features available in the U S WEST network.

                                                     (c) Each Parties'
                                    designated INP switch must return answer and disconnect supervision to the other Party's switch.

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                                                                          Part A

                                                     (d) U S WEST shall
                                     disclose to CO-PROVIDER any technical or capacity limitations that would prevent use of a requested INP in a particular switching office.

                                                     (e) The Parties will
                                    develop and implement an efficient
                                    deployment process to ensure call routing integrity for toll and local calls, with the objective to eliminate Customer downtime.

                                                     (f) For INP, CO-PROVIDER
                                    shall have the right to use the existing U S
                                    WEST 911 infrastructure for all 911
                                    capabilities. When RCF is used for
                                    CO-PROVIDER subscribers, both the ported numbers and shadow numbers shall be stored in the ALI databases. CO-PROVIDER shall have the right to verify the accuracy of the information in the ALI databases via direct connection to the SCC ALI database pursuant to the same process and procedures SCC makes available to U S WEST.

         42.2     PERMANENT NUMBER PORTABILITY (PNP)

                                    42.2.1 Upon implementation of Permanent
                           Number Portability (PNP) pursuant to FCC regulations, both Parties agree to conform and provide such Permanent Number Portability. To the extent consistent with the FCC rules as amended from time to time, the requirements for PNP shall include the following:

                                    42.2.2 Subscribers must be able to change
                           local service providers and retain the same telephone number(s) consistent with FCC rules and regulations.

                                    42.2.3 The PNP network architecture shall
                           not subject alternate local exchange carriers to any degradation of service compared to U S WEST in any relevant measure, including transmission quality, switching and transport costs, increased call set-up time and post-dial delay, and CO-PROVIDER shall not be required to rely on the U S WEST network for calls completing to its ported Customers.

                                    42.2.4 When an office is equipped with PNP,
                           in accordance with the procedures specified by the North American Numbering Council, the NXXs in the office shall be defined as portable and translations will be changed in the Parties' switches to open those NXXs for database queries.

                                    42.2.5 When an NXX is defined as portable,
                           it shall also be defined as portable in all PNP-capable offices which have direct trunks to the given switch.

                                    42.2.6. Upon introduction of PNP in a
                           Metropolitan Statistical Area ("MSA"), the applicable switches will be converted according to a published schedule with no unreasonable delay. All portable NXXs shall be recognized as portable, with queries launched from these switches.

                                    42.2.7 Prior to implementation of PNP, the
                           Parties agree to develop, implement, and maintain efficient methods to maintain 911 database integrity

                                                                          Part A

                           when a subscriber ports to another service provider. The Parties agree that the Customer should not be dropped from the 911 database during the transition.

                                    42.2.8 When a subscriber ports to another
                           service provider and has previously secured a reservation of line numbers from the donor provider for possible activation at some future point, these reserved but inactive numbers shall "port" along with the active numbers being ported by the subscriber. So long as CO-PROVIDER maintains the reserved numbers, U S WEST shall not reassign said numbers. The Parties will allocate the revenue generated from number reservations in accordance with a schedule to be mutually agreed upon by the Parties within ninety
                           (90) days after a request by CO-PROVIDER. U 5. WEST shall provide CO-PROVIDER the ability to reserve numbers.

                                    42.2.9 During the process of porting a
                           subscriber, the donor service provider shall implement the 10-Digit trigger feature, when the technology is made available in each switch in accordance with the schedules adopted by the FCC. When the donor provider receives the porting request, the unconditional trigger shall be applied to the subscriber's line at the time that has been agreed to via the Western Region LNP Operations Guidelines in order to overcome donor network time delays in the disconnection of the subscriber. Alternatively, when an activation notice is sent to an NPAC to trigger a broadcast to service provider databases, the donor switch shall have its translations changed to disconnect the subscriber's line within thirty (30) minutes or less after the donor network Local SMS's has received the broadcast. Porting requests that require coordination between service providers, in accordance with the guidelines, will be handled on a case-by-case basis and will not be covered by the above.(22)

                                    42.2.10 Both CO-PROVIDER and U S WEST shall:

                                             (a) support all emergency and
                                    Operator Services.

                                             (b) use scarce numbering resources
                                    efficiently and administer such resources in a competitively neutral manner.

                                             (c) jointly cooperate with each
                                    other to provide the information necessary to rate and bill all types of calls.

                                             (d) jointly cooperate with each
                                    other to apply PNP consistently on a
                                    nationwide basis, and in accordance with all FCC directives.

                                    42.2.11 A ten-digit code, consistent with
                            the North American Numbering Plan, shall be used as a network address for each switch that terminates subscriber lines, i.e., an end office. This address shall support existing six-digit routing and may be implemented without changes to existing switch routing algorithms. In existing end offices, this address shall be selected from one of its existing NPA-NXXs. New end offices shall be assigned an address through normal administrative processes.

__________________________
(22)  MCI Order at pg. 3, Issue 13 and as subsequently agreed by the Parties

                                                                          Part A

                                    42.2.12 PNP employs an "N-1" (N minus 1)
                           Query Strategy for interLATA or intraLATA toll calls, by which the originating carrier will pass the call to the appropriate toll carrier who will perform a query to an external routing database and efficiently route the call to the appropriate terminating local carrier either directly or through an access tandem office.

                                    42.2.13 U S WEST shall furnish CO-PROVIDER
                            with the first six (6) digits of the originating address when it supplies CO-PROVIDER with the Jurisdiction Information Parameter for the originating address message.

                                    42.2.14 U S WEST agrees to begin the
                            introduction of PNP to end user subscribers who may begin changing local service providers and retaining their existing telephone number based on the time line set out by the FCC in its Telephone Number Portability Order (CC Docket No. 95-116), or in accordance with a Commission order if such time for introduction of PNP set by the Commission is earlier than would result under the FCC Order.

                                    42.2.15 The generic requirements for the PNP
                            alternative will be implemented in accordance with industry standard specifications.

                                    42.2.16 For a local call to a ported number,
                            the originating carrier is the "N-I" carrier. It will perform an external database query as soon as the call reaches the first PNP-capable switch in the call path and pass the call to the appropriate terminating carrier. A PNP-capable originating switch shall query on a local call to a portable NXX as soon as it determines that it (the originating switch) does not serve the dialed number.

                                    42.2.17 U S WEST shall be the default
                            carrier for database queries where CO-PROVIDER is unable to perform its own query due to abnormal conditions. CO-PROVIDER shall be the default carrier for database queries where U S WEST is unable to perform its own query due to abnormal conditions.

                                    42.2.18 U S WEST will provide CO-PROVIDER
                            PNP for subscribers moving to a different location, or staying at the same location, within the same rate center area.

                                    42.2.19 U S WEST will work cooperatively
                            with other local service providers to establish the Western Region Number Portability Administration Center/Service Management System (SMS). The SMS shall be administered by a neutral third party to provide for the efficient porting of numbers between carriers. There must be one (1) exclusive NPAC per portability State or region, and U S WEST shall provide all information uploads and downloads regarding ported numbers to/from, respectively, the exclusive NPAC. U S WEST and CO-PROVIDER shall cooperate to facilitate the expeditious deployment of PNP through the process prescribed by the FCC, including, but not limited to, participation in the selection of a neutral third party and development of SMS, as well as SMS testing for effective procedures, electronic system interfaces, and

                                                                          Part A

                            overall readiness for use consistent with that specified for provisioning in this Agreement.

          42.3     REQUIREMENTS FOR INP AND NP

                   42.3.1   [Intentionally left blank for numbering consistency]

                   42.3.2   CUT-OVER PROCESS

                                     THE PARTIES SHALL COOPERATE IN THE PROCESS
                            OF PORTING NUMBERS FROM ONE CARRIER TO ANOTHER SO AS TO LIMIT SERVICE OUTAGE FOR THE PORTED SUBSCRIBER. THIS SHALL INCLUDE, BUT NOT BE LIMITED TO, EACH PARTY UPDATING ITS RESPECTIVE NETWORK ELEMENT TRANSLATIONS WITHIN FIFTEEN (15) MINUTES FOLLOWING NOTIFICATION BY THE INDUSTRY SMS, OR PORTED-TO LOCAL SERVICE PROVIDER, AND DEPLOYING SUCH TEMPORARY TRANSLATIONS AS MAY BE REQUIRED TO MINIMIZE SERVICE OUTAGE, E.G., UNCONDITIONAL TRIGGERS. IN ADDITION, CO-PROVIDER SHALL HAVE THE RIGHT TO DETERMINE WHO INITIATES THE ORDER FOR INP IN SPECIFIC CUT-OVER SITUATIONS. THE TIME FRAMES IN THIS PARAGRAPH SHALL BE PURSUANT TO GENERIC REQUIREMENTS FOR SCP APPLICATION AND GTT FUNCTION FOR NUMBER PORTABILITY, ISSUE 0.99, JANUARY 6, 1997 AND SUBSEQUENT VERSIONS WHICH MAY BE ADOPTED FROM TIME TO TIME. THE PARTIES SHALL COOPERATE TO REVIEW AND, if NECESSARY, ADJUST THE ABOVE TIME FRAME BASED ON THEIR ACTUAL EXPERIENCES.(23)

                   42.3.3   TESTING

                                              U S WEST and CO-PROVIDER shall
                            cooperate in conducting CO-PROVIDER's testing to ensure interconnectivity between systems. U S WEST shall inform CO-PROVIDER of any system updates that may affect the CO-PROVIDER network and U S WEST shall, at CO-PROVIDER's request, perform tests to validate the operation of the network. Additional testing requirements may apply as specified by this Agreement.

                   42.3.4   ENGINEERING AND MAINTENANCE

                                                      (a) U S WEST and
                                    CO-PROVIDER will cooperate to ensure that performance of trunking and signaling capacity is engineered and managed at levels which are at least the same level of service as provided by U S WEST to its subscribers and to ensure effective maintenance testing through activities such as routine testing practices, network trouble isolation processes and review of operational elements for translations, routing and network fault isolation.

                                                      (b) Additional specific
                                    engineering and maintenance requirements shall apply as specified in this Agreement.

                   42.3.5   RECORDING AND BILLING


----------------
(23)MCI Order at pg. 3, Issue 13

                                                                          Part A

                                              The Parties shall provide each
                            other with accurate billing and subscriber account record exchange data necessary for billing their subscribers whose numbers have been ported.

                   42.3.6   OPERATOR SERVICES AND DIRECTORY ASSISTANCE

                                             With respect to Operator Services
                            and Directory Assistance associated with NP for CO-PROVIDER subscribers, U S WEST shall provide the following:

                            (a)     While INP is deployed and prior to
                                    conversion to PNP:

                                    i.   The Parties acknowledge that
                                         technology, as of the Effective Date of
                                         this Agreement, does not permit the
                                         provision of BLV/BLI to ported numbers.
                                         When such becomes available in the U S
                                         WEST network, such technology shall be
                                         made available to CO-PROVIDER.

                                    ii.  U S WEST shall allow CO-PROVIDER to
                                         order provisioning of Telephone Line
                                         Number (TLN) calling cards and Billed
                                         Number Screening (BNS), in its LIDB,
                                         for ported numbers, as specified by
                                         CO-PROVIDER. U S WEST shall continue to
                                         allow CO-PROVIDER access to its LIDB.
                                         Other LIDB provisions are specified in
                                         this Agreement.

                                    iii. Where U S WEST has control of directory
                                         listings for NXX codes containing
                                         ported numbers, U S WEST shall maintain
                                         entries for ported numbers as specified
                                         by CO-PROVIDER in accordance with the
                                         Listings Section of this Agreement.

                            (b)     When PNP is in place:

                                    i.   The provisions in Section 42.3.6
                                         preceding, shall apply when PNP is in
                                         place.

                                    ii.  If Integrated Services Digital Network
                                         User Part (ISUP) signaling is used, U S
                                         WEST shall provide the Jurisdiction
                                         Information Parameter in the SS7
                                         Initial Address Message. (See Generic
                                         Switching and Signaling Requirements
                                         for Number Portability, Issue 1.0,
                                         February 12, 1996 (Editor - Lucent
                                         Technologies, Inc.)).

                                    iii  The Parties shall provide, when
                                         received from the NPAC, a 10-Digit
                                         Global Title Translation (GTT) Node for
                                         routing queries for TCAP-based Operator
                                         Services (e.g., LIDB). The acquiring
                                         company will provide the GTT to the
                                         NPAC. The NPAC will distribute this
                                         information to the donor company and
                                         all other parties.

                                    iv.  U S WEST OSS shall meet all
                                         requirements specified in "Generic
                                         Operator Services Switching
                                         Requirements for Number Portability,"
                                         Issue 1.1, June 20, 1996, as updated
                                         from time to time.

                                                                          Part A

43.       DIALING PARITY

          43.1 The Parties shall provide dialing parity to each other as required under Section 251(b)(3) of the Act or state law or regulation as appropriate.

          43.2 U S WEST shall ensure that all CO-PROVIDER Customers experience the same dialing parity as similarly-situated Customers of U S WEST services, such that, for example, for all call types: (a) an CO-PROVIDER Customer is not required to dial any greater number of digits than a similarly-situated U S WEST Customer; and (b) the CO-PROVIDER Customer may retain its local telephone number, so long as the Customer continues receiving service in the same central office serving area.

44.       DIRECTORY LISTINGS

          44.1     DIRECTORY LISTINGS GENERAL REQUIREMENTS

                   44.1.1 This Section 44 pertains to Directory Listings requirements for the appearance of CO-PROVIDER end user directory listings in Directory Assistance service or directory product.

                   44.1.2 U S WEST shall include in its master directory listing database all list information for CO-PROVIDER Customers.

                   44.1.3 U S WEST shall not sell or license, nor allow any third party, the use of CO-PROVIDER Customer Listings without the prior written consent of CO-PROVIDER. U S WEST shall not disclose nor allow any third party to disclose non-listed name or address information for any purpose other than what may be necessary to complete directory distribution.

                   44.1.4 CO-PROVIDER CUSTOMER LISTINGS IN THE U S WEST DIRECTORY ASSISTANCE DATABASE AND DIRECTORY LISTING DATABASE SHALL BE CO-MINGLED WITH LISTINGS OF U S WEST AND OTHER CLEC CUSTOMERS."(24)

                   44.1.5 EACH CO-PROVIDER CUSTOMER PRIMARY LISTING SHALL BE PROVIDED, AT NO CHARGE, THE SAME WHITE PAGE LISTINGS THAT U S WEST PROVIDES ITS CUSTOMERS.(25)

                   44.1.6 EACH CO-PROVIDER BUSINESS CUSTOMER PRIMARY LISTING SHALL BE PROVIDED, AT NO CHARGE, THE SAME YELLOW PAGE CLASSIFIED COURTESY LISTINGS THAT U S WEST PROVIDES ITS CUSTOMERS.(26)

                   44.1.7 U S WEST SHALL ALSO ENSURE THAT ITS DIRECTORY PUBLISHER PUBLISHES ALL TYPES OF LISTINGS FOR CO-PROVIDER CUSTOMERS THAT ARE AVAILABLE TO U S WEST


------------
(24) MCI Order at pg. 11, Issue 36, first paragraph - third sentence and second paragraph - first and second
(25) MCI Order at pg. 11, Issue 36, first paragraph - first sentence
(26) MCI Order at pg. 11, Issue 36, first paragraph - first sentence

                                                                          Part A

                            CUSTOMERS UNDER THE SAME TERMS, AND CONDITIONS, INCLUDING, BUT NOT LIMITED TO:(27)

                            (a)      Foreign listings
                            (b)      Reference listings
                            (c)      Information listings
                            (d)      Alternate call listings
                            (e)      Multi-line listings
                            (f)      Multi-line/Multi-owner listings

                   44.1.8 CO-PROVIDER end user listings properly identified by CO-PROVIDER as State. Local, and Federal government listings shall be appropriately coded in the U S WEST Directory Listing database. U S WEST will provide government code information to CO-PROVIDER.

                   44.1.9 The listing and handling of CO-PROVIDER listed and non-listed telephone numbers shall be at least at parity with that provided by U S WEST to its own Customers, including CO-PROVIDER customers who have ported telephone numbers from U S WEST.

                   44.1.10 U S WEST shall ensure that its directory publisher publishes CO-PROVIDER sales, service, billing, and repair information for business and residential Customers, along with the CO-PROVIDER logo in the customer information/guide pages of each directory at no charge to CO-PROVIDER.(28)

                   44.1.11 U S WEST is responsible for maintaining Listings, including entering, changing, correcting, rearranging and removing Listings in accordance with CO-PROVIDER orders. Upon request, and at least one
                            (1) month prior to a given white page directory close, a method of reviewing and correcting Listings will be provided.

                   44.1.12 CO-PROVIDER SHALL RECEIVE COMMISSIONS FROM U S WEST'S DIRECTORY PUBLISHER BY ALL COMPENSATION GENERATED BY SUCH ADVERTISING AT THE SAME RATE PAID, IF ANY, TO U S WEST OR ANY OF ITS AFFILIATES AS SPECIFIED IN THE DIRECTORY PUBLISHING AGREEMENT BETWEEN U S WEST AND U S WEST DEX AND ANY OTHER AFFILIATE OR IN ANY OTHER WRITTEN AGREEMENT.(29)

                   44.1.13 U S WEST will permit CO-PROVIDER Customers to place orders for Premium Listings and privacy listings. CO-PROVIDER will be charged for Premium Listings and privacy listings at U S WEST's general exchange tariff rates less the wholesale discount rate. The Premium and privacy listing charges will be billed to CO-PROVIDER and itemized at the telephone number sub-account level.

                   44.1.14 U S WEST shall ensure a third party distributes appropriate alphabetical and classified directories (white and yellow pages) and recycling services to CO-PROVIDER Customers at parity with U S WEST end users, including providing


--------------
(27) MCI Order at pg. 11, Issue 36, first paragraph - second sentence
(28) MCI Order at pg. 11, Issue 36, third paragraph
(29) Final Arbitration Order at pg. 10

                                                                          Part A

                            directories, a) upon establishment of new service;
                            b) during annual mass distribution; and c) upon Customer request.

                   44.1.15 [INTENTIONALLY LEFT BLANK FOR NUMBERING CONSISTENCY.](30)

                   44.1.16 U S WEST will provide the option of having CENTREX users listed when CO-PROVIDER purchases CENTREX type services for resale.

                   44.1.17 [INTENTIONALLY LEFT BLANK FOR NUMBERING CONSISTENCY.](31)

          44.2     SCOPE

                   44.2.1 CO-PROVIDER grants U S WEST a non-exclusive license to incorporate Listings information into its Directory Assistance database. CO-PROVIDER shall select one of two options for U S WEST's use of Listings and dissemination of Listings to third parties.

                            EITHER:

                            (a)    Treat the same as U S WEST's end user
                                   listings - No prior authorization is needed for U S WEST to release Listings to directory publishers or other third parties. U S WEST will incorporate Listings information in all existing and future Directory Assistance applications developed by U S WEST. CO-PROVIDER authorizes U S WEST to sell and otherwise make Listings available to directory publishers. Listings shall not be provided or sold in such a manner as to segregate end users by carrier.

                            OR:

                            (b) Restrict to U S WEST's Directory Assistance Services -- Prior authorization required from CO-PROVIDER for all other uses. CO-PROVIDER makes its own, separate agreements with U S WEST, third Parties and directory publishers for all uses of its listings beyond Directory Assistance. U S WEST will sell or provide Listings to directory publishers (including U S WEST's publisher affiliate) or other third Parties only after the third party presents proof of CO-PROVIDER's authorization. Listings shall not be provided or sold in such a manner as to segregate end users by carrier.

                            (c) U S WEST SHALL BE ENTITLED TO RETAIN ALL REVENUE ASSOCIATED WITH ANY SALES PURSUANT TO SUBPARAGRAPHS (a) AND (b) ABOVE.(32)

                   44.3 U S WEST will take reasonable steps in accordance with industry practices to accommodate non-published and non-listed Listings provided that


---------------
(30) Final Arbitration Order at pg. 11
(31) Final Arbitration Order at pg. 12
(32) Final Arbitration Order at pg. 13

                            PROVIDER has supplied U S WEST the necessary privacy indicators on such Listings.

          44.4     CO-PROVIDER RESPONSIBILITIES

                   44.4.1 CO-PROVIDER agrees to provide to U S WEST its end user names, addresses and telephone numbers in a standard mechanized format, as utilized by U S WEST.

                   44.4.2 CO-PROVIDER will supply its ACNA/CIC or CLCC/OCN, as appropriate, with each order to provide U S WEST the means of identifying listings ownership.

                   44.4.3 CO-PROVIDER represents the end user information provided to U S WEST is accurate and correct. CO-PROVIDER further represents that it has reviewed all listings provided to U S WEST, including end user requested restrictions on use such as non-published and non-listed.

                   44.4.4 CO-PROVIDER is responsible for dealings with, and on behalf of, CO-PROVIDER's end users on the following subjects:

                            a) All end user account activity, e.g., end user queries and complaints.

                            b) All account maintenance activity, e.g., additions, changes, issuance of orders for Listings to U S WEST.

                            a)      Determining privacy requirements and
                                    accurately coding the privacy indicators for CO-PROVIDER's end user information. If end user information provided by CO-PROVIDER to U S WEST does not contain a privacy indicator, no privacy restrictions will apply.

45.       [Intentionally left blank for numbering consistency.]

46.       U S WEST DEX ISSUES

          46.1 U S WEST and CO-PROVIDER agree that certain issues, such as yellow page advertising, directory distribution, access to call guide pages, and yellow page listings, will be the subject of negotiations between CO-PROVIDER and directory publishers. U S WEST acknowledges that CO-PROVIDER may request U S WEST to facilitate discussions between CO-PROVIDER and U S WEST Dex.(33)

47.       ACCESS TO POLES, DUCTS, CONDUITS, AND RIGHTS OF WAY

          47.1 EACH PARTY SHALL PROVIDE THE OTHER PARTY NONDISCRIMINATORY ACCESS TO POLES, DUCTS, RIGHTS-OF-WAY AND CONDUITS IT CONTROLS ON TERMS, CONDITIONS AND PRICES AS DESCRIBED HEREIN. WHILE THE LANGUAGE IN SECTION 47 DESCRIBES THE PROVISION OF POLES, DUCTS, RIGHTS-OF-WAY AND CONDUITS BY U S WEST TO CO-PROVIDER, THE LANGUAGE IN THIS SECTION SHALL APPLY RECIPROCALLY TO THE PROVISION OF POLES, DUCTS, RIGHTS-OF-WAY AND

------------
(33) Final Arbitration Order at pg. 13

                                                                          Part A

                   CONDUITS BY CO-PROVIDER TO U S WEST ON TERMS, CONDITIONS AND PRICES COMPARABLE TO THOSE DESCRIBED HEREIN.(34)

          47.2     [Intentionally left blank for numbering consistency]

          47.3     DEFINITIONS

                   "Poles, ducts, conduits and ROW' refer to all the physical facilities and legal rights which provide for access to pathways across public and private property. These include poles, pole attachments, ducts, innerducts, conduits, building entrance facilities, building entrance links, equipment rooms, remote terminals, cable vaults, telephone closets, building risers, rights-of- way, or any other requirements needed to create pathways. These pathways may run over, under, across or through streets, traverse private property, or enter multi-unit buildings. A Right-of-Way ("ROW') is the right to use the land or other property owned, leased, or controlled by any means by U S WEST to place poles, ducts, conduits and ROW or to provide passage to access such poles, ducts, conduits and ROW. A ROW may run under, on, or above public or private property (including air space above public or private property) and shall include the right to use discrete space in buildings, building complexes, or other locations.

          47.4     REQUIREMENTS

                   47.4.1 U S WEST shall make poles, duct, conduits and ROW available to CO-PROVIDER upon receipt of a request for use within the time periods provided in this Section, providing all information necessary to implement such use and containing rates, terms and conditions, including, but not limited to, maintenance and use in accordance with this Agreement and at least equal to those which it affords itself, its Affiliates and others. Other users of these facilities, including U S WEST, shall not interfere with the availability or use of the facilities by CO-PROVIDER.

                   47.4.2 Within ten (10) Business Days of CO-PROVIDER's request for specific poles, ducts, conduits, or ROW, U S WEST shall provide any information in its possession or available to it regarding the environmental conditions of such requested poles, ducts, conduits or ROW route or location including, but not limited to, the existence and condition of asbestos, lead paint, hazardous substance contamination, or radon. Information is considered "available" under this Agreement if it is in U S WEST's possession or files, or the possession of an agent, contractor, employee, lessor, or tenant of U S WEST's that holds such information on U S WEST's behalf. If the poles, ducts, conduits or ROW contain such environmental contamination, making the placement of equipment hazardous, U S WEST shall offer alternative poles, ducts, conduits or ROW for CO-PROVIDER's consideration. U S WEST shall allow CO-PROVIDER to perform any environmental site investigations, including, but not limited to, Phase I and Phase II environmental site assessments, as CO-PROVIDER may deem to be necessary.


--------------------
(34) Final Arbitration Order at pg. 16

                                                                          Part A

                   47.4.3 U S WEST shall not prevent or delay any third party assignment of ROW to CO-PROVIDER.

                   47.4.4 U S WEST shall offer the use of such poles, ducts, conduits and ROW it has obtained from a third party to CO-PROVIDER, to the extent such agreement does not prohibit U S WEST from granting such rights to CO-PROVIDER. They shall be offered to CO-PROVIDER on the same terms as are offered to U S WEST. CO-PROVIDER shall reimburse U S WEST for U S WEST's reasonable costs, if any, incurred as a result of the exercise of its eminent domain authority on behalf of CO-PROVIDER in accordance with the provisions of this paragraph.

                   47.4.5 U S WEST shall provide CO-PROVIDER equal and non-discriminatory access to poles, ducts, conduit and ROW and any other pathways on terms and conditions equal to that provided by U S WEST to itself or to any other Person. Further, U S WEST shall not preclude or delay allocation of these facilities to CO-PROVIDER because of the potential needs of itself or of other Person, except a maintenance spare may be retained as described below.

                   47.4.6 U S WEST shall not attach, or permit other entities to attach facilities on, within or overlashed to existing CO-PROVIDER facilities without CO-PROVIDER's prior written consent.

                   47.4.7 U S WEST AND CO-PROVIDER AGREE TO PROVIDE CURRENT DETAILED ENGINEERING AND OTHER PLANT RECORDS AND DRAWINGS FOR SPECIFIC REQUESTS FOR POLES, DUCTS, CONDUIT AND ROW, INCLUDING FACILITY ROUTE MAPS AT A CITY LEVEL, AND THE FEES AND EXPENSES INCURRED IN PROVIDING SUCH RECORDS AND DRAWINGS ON THE EARLIER OF TWENTY (20) BUSINESS DAYS FROM THE DATE OF REQUEST OR THE TIME WITHIN WHICH U S WEST PROVIDES THIS INFORMATION TO ITSELF OR ANY OTHER PERSON. SUCH INFORMATION SHALL BE OF EQUAL TYPE AND QUALITY AS THAT WHICH IS AVAILABLE TO U S WEST'S OR CO-PROVIDER'S OWN ENGINEERING AND OPERATIONS STAFF. EITHER PARTY SHALL ALSO ALLOW PERSONNEL DESIGNATED BY THE OTHER PARTY TO JOINTLY EXAMINE, AT NO COST TO THE OTHER PARTY FOR SUCH PERSONNEL, SUCH ENGINEERING RECORDS AND DRAWINGS FOR A SPECIFIC LOCAL ROUTING AT CENTRAL OFFICES AND ENGINEERING OFFICES UPON TEN
                            (10) DAYS' WRITTEN NOTICE. U S WEST AND CO-PROVIDER ACKNOWLEDGE THAT THE REQUEST FOR INFORMATION AND THE SUBJECT MATTER RELATED TO THE REQUEST MADE UNDER THIS SECTION SHALL BE TREATED AS PROPRIETARY INFORMATION.(35)

                   47.4.8 U S WEST shall provide to CO-PROVIDER a Single Point of Contact for negotiating all structure lease and ROW arrangements.

                   47.4.9 U S WEST shall provide information regarding the availability and condition of poles, ducts, conduit and ROW within five (5) Business Days of CO-PROVIDER's request if the information then exists in U S WEST's records (a records based answer) and within twenty (20) Business Days of CO-PROVIDER's request if U S WEST must physically examine the poles, ducts, conduits and ROW (a field based answer) (Request"). CO-PROVIDER shall have the option to be present at the field based survey and U S WEST shall provide CO-PROVIDER at least


----------------
(35) Final Arbitration Order at pg. 18

                                                                          Part A

                            twenty-four (24) hours' notice prior to the start of such field survey. During and after this period, U S WEST shall allow CO-PROVIDER personnel to enter manholes and equipment spaces and view pole structures to inspect such structures in order to confirm usability or assess the condition of the structure. U S WEST shall send CO-PROVIDER a written notice confirming availability pursuant to the Request within such twenty (20) day period ("Confirmation").

                   47.4.10 FOR THE PERIOD BEGINNING AT THE TIME OF THE REQUEST AND ENDING NINETY (90) DAYS FOLLOWING CONFIRMATION, EITHER U S WEST OR CO-PROVIDER SHALL RESERVE SUCH POLES, DUCTS, CONDUIT AND ROW FOR THE OTHER PARTY AND SHALL NOT ALLOW ANY USE THEREOF BY ANY THIRD PARTY, INCLUDING THE PARTY PROVIDING CONFIRMATION. THE PARTY REQUESTING ACCESS SHALL ELECT WHETHER OR NOT TO ACCEPT SUCH POLES, DUCTS, CONDUIT AND ROW WITHIN THE NINETY (90) DAY PERIOD FOLLOWING CONFIRMATION. CO-PROVIDER OR U S WEST MAY ACCEPT SUCH FACILITIES BY SENDING WRITTEN NOTICE TO THE PARTY PROVIDING CONFIRMATION ("ACCEPTANCE").(36)

                   47.4.11 Reservation. After Acceptance by CO-PROVIDER, CO-PROVIDER shall have six (6) months to begin attachment and/or installation of its facilities to the poles, ducts, conduit and ROW or request U S WEST to begin make ready or other construction activities. Any such construction, installation or make ready by CO-PROVIDER shall be completed by the end of one (1) year after Acceptance. CO-PROVIDER shall not be in default of the 6-month or 1-year requirement above if such default is caused in any way by any action, inaction or delay on the part of U S WEST or its Affiliates or subsidiaries.

                   47.4.12 Make Ready. U S WEST shall rearrange, modify and/or make ready existing poles, ducts, conduit and ROW where necessary and feasible to provide space for CO-PROVIDER's requirements. Subject to the requirements above, the Parties shall endeavor to mutually agree upon the time frame for the completion of such work within five (5) days following CO-PROVIDER's request; provided, however, that any such work required to be performed by U S WEST shall be completed within sixty (60) days or a reasonable period of time based on standard construction intervals in the industry, unless otherwise agreed by CO-PROVIDER in writing.

                   47.4.13 New Construction. After Acceptance, U S WEST shall complete any new construction, relocation or installation of poles, ducts, conduits or ROW required to be performed by U S WEST or any U S WEST construction, relocation or installation requested by CO-PROVIDER within a reasonable period of time based on standard construction intervals in the industry or sixty (60) days after obtaining all governmental authority or permits necessary to complete such construction, relocation or installation. If U S WEST anticipates that construction, relocation or installation will go beyond standard industry intervals or the sixty (60) day period, U S WEST shall immediately notify CO-PROVIDER and the Parties shall mutually agree on a completion date.


-------------------
(36) Final Arbitration order at pg. 19

                                                                          Part A

                   47.4.14 CO-PROVIDER shall begin payment for the use of newly constructed poles, ducts, conduit, and ROW upon completion of such construction and installation and confirmation by appropriate testing methods that the facilities are in a condition ready to operate in CO-PROVIDER's network or upon use (other than for testing) by CO-PROVIDER, whichever is earlier.

                   47.4.15 CO-PROVIDER shall make payment for construction, relocation, rearrangements, modifications and make ready in accordance with Section 3.5 of Attachment 1 of this Agreement.

                   47.4.16  [Intentionally left blank for numbering consistency]

                   47.4.17 CO-PROVIDER may, at its option, install its facilities on poles, ducts, conduit and ROW and use CO-PROVIDER or CO-PROVIDER designated personnel to attach its equipment to such U S WEST poles, ducts, conduits and ROW.

                   47.4.18 If available, U S WEST shall provide CO-PROVIDER space in manholes for racking and storage of cable and other materials as requested by CO-PROVIDER.

                   47.4.19 U S WEST shall rearrange, modify and/or make ready any conduit system or poles with retired cable by removing such retired cable from conduit systems or poles to allow for the efficient use of conduit space and pole space. Before denying access based on a lack of capacity, U S WEST must explore potential accommodations with CO-PROVIDER.

                   47.4.20 Where U S WEST has innerducts which are not, at that time, being used or are not reserved as emergency or maintenance spare in accordance with FCC rules and regulations, U S WEST shall offer such ducts for CO-PROVIDER's use.

                   47.4.21 Where a spare innerduct does not exist, U S WEST shall allow CO-PROVIDER to install an innerduct in U S WEST conduit, at CO-PROVIDER's cost and expense. U S WEST must review and approve any installation of innerduct in any U S WEST's duct prior to the start of construction. Such approval shall not be unreasonably delayed, withheld or conditioned. CO-PROVIDER shall provide notice to U S WEST of any work activity not less than twenty-four (24) hours prior to the start of construction.

                   47.4.22 Where U S WEST has any ownership or other rights to ROW to buildings or building complexes, or within buildings or building complexes, U S WEST shall offer such ROW to CO-PROVIDER.

                            (a) Subject to the approval of the building owner, if required, the right to use any available space owned or controlled by U S WEST in the building or building complex to install CO-PROVIDER equipment and facilities;

                            (b) Subject to the approval of the building owner if required, ingress and egress to such space; and

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                                                                          Part A

                            (c) Subject to the approval of the building owner, if required, the right to use electrical power at parity with U S WEST's rights to such power.

                   47.4.23 Whenever U S WEST intends to modify or alter any poles, ducts, conduits or ROW which contain CO-PROVIDER's facilities, U S WEST shall provide written notification of such action to CO-PROVIDER so that CO-PROVIDER may have a reasonable opportunity to add to or modify its facilities. CO-PROVIDER shall advise U S WEST, in writing, of its intentions to add or modify the facilities within fifteen (15) Business Days of U S WEST's notification. If CO-PROVIDER adds to or modifies its facilities according to this paragraph, CO-PROVIDER shall bear a proportionate share of the costs incurred by U S WEST in making such facilities accessible.

                   47.4.24 CO-PROVIDER shall not be required to bear any of the costs of rearranging or replacing its facilities, if such rearrangement or replacement is required as a result of an additional attachment or the modification of an existing attachment sought by any entity other than CO-PROVIDER, including U S WEST.

                   47.4.25 U S WEST shall maintain the poles, ducts, conduits and ROW at its sole cost. CO-PROVIDER shall maintain its own facilities installed within the poles, ducts, conduits and ROW at its sole cost. In the event of an emergency, U S WEST shall begin repair of its facilities containing CO-PROVIDER's facilities within a reasonable time frame based on industry standards or a time frame requested by CO-PROVIDER. If U S WEST cannot begin repair within the requested time frame, upon notice and approval of U S WEST, which approval shall not be unreasonably withheld, CO-PROVIDER may begin such repairs without the presence of U S WEST personnel. CO-PROVIDER may climb poles and enter the manholes, handholds, conduits and equipment spaces containing U S WEST's facilities in order to perform such emergency maintenance, but only until such time as qualified personnel of U S WEST arrives ready to continue such repairs. For both emergency and non-emergency repairs, CO-PROVIDER may use spare innerduct or conduits, including the innerduct or conduit designated by U S WEST as emergency spare for maintenance purposes; provided, however, that CO-PROVIDER may only use such spare conduit or innerduct for a maximum period of ninety (90) days.

                   47.4.26 In the event of a relocation necessitated by a governmental entity exercising the power of eminent domain, when such relocation is not reimbursable, all parties shall share pro rata in costs for relocating the base conduit or poles and shall each pay its own cost of cable and installation of the facilities in the newly rebuilt U S WEST poles, ducts, conduits and ROW.

48.       BONA FIDE REQUEST PROCESS FOR FURTHER UNBUNDLING

          48.1 Any request for Interconnection or access to an unbundled Network Element not already available via price lists, tariff, or as described herein shall be treated as a Request under this Section.

                                                                          Part A

          48.2 U S WEST shall use the Bona Fide Request Process ("BFR") process as described in this Section 48, to determine the technical feasibility of the requested interconnection or Network Element(s) and, for those items found to be technically feasible, to provide the terms and timetable for providing the requested items. Additionally, elements, services and functions which are materially or substantially different from those services, elements or functions already provided by U S WEST to itself, its Affiliates, Customers, or end users may, at the discretion of CO-PROVIDER, be subject to this BFR process.

          48.3 A Request shall be submitted in writing and, at a minimum, shall include: (a) a complete and accurate technical description of each requested Network Element or Interconnection; (b) the desired interface specifications;
                   (c) a statement that the Interconnection or Network Element will be used to provide a Telecommunications Service; (d) the quantity requested; (e) the location(s) requested; and (f) whether CO-PROVIDER wants the requested item(s) and terms made generally available. O-PROVIDER may designate a Request as Confidential.

          48.4 Within forty-eight (48) hours of receipt of a Request, U S WEST shall acknowledge receipt of the Request and review such Request for initial compliance with Subsection 48.3 above. In its acknowledgment, U S WEST shall advise CO-PROVIDER of any missing information reasonably necessary to move the Request to the preliminary analysis described in Subsection 48.5 below.

          48.5 Unless otherwise agreed to by the Parties, within thirty (30) calendar days of its receipt of the Request and all information necessary to process it, U S WEST shall provide to CO-PROVIDER a preliminary analysis of the Request. As reasonably requested by CO-PROVIDER, U S WEST agrees to provide status updates to CO-PROVIDER. U S WEST will notify CO-PROVIDER if the quote preparation fee, if any, will exceed $5,000. CO-PROVIDER will approve the continuation of the development of the quote prior to U S WEST incurring any reasonable additional expenses. The preliminary analysis shall specify whether or not the requested Interconnection or access to an unbundled Network Element is technically feasible and otherwise qualifies as a Network Element or Interconnection as defined under the Act.

                   48.5.1 If U S WEST determines during the thirty (30) day period that a Request is not technically feasible or that the Request otherwise does not qualify as a Network Element or Interconnection required to be provided under the Act, U S WEST shall so advise CO-PROVIDER as soon as reasonably possible of that fact, and promptly provide a written report setting forth the basis for its conclusion but in no case later than ten (10) calendar days after making such determination.

                   48.5.2 If U S WEST determines during the thirty (30) day period that the Request is technically feasible and otherwise qualifies under the Act, it shall notify CO-PROVIDER in writing of such determination, no later than ten (10) calendar days after making such determination.

                   48.5.3 Unless otherwise agreed to by the Parties, as soon as feasible, but no more than ninety (90) calendar days after U S WEST notifies CO-PROVIDER that the Request is technically feasible, U S WEST shall provide to CO-PROVIDER a Request quote which will include, at a minimum, a description of each Interconnection and Network Element, the quantity to be provided, the installation intervals (both initial and subsequent), the impact on shared systems software interfaces, the ordering process changes, the functionality specifications, any interface specifications, and either:

                            (a)      the applicable rates (recurring and
                                     nonrecurring), including the amortized
                                     development costs, as appropriate pursuant to Section 48.5.4 below, of the Interconnection or Network Element; or

                            (b) the payment for development costs, as appropriate pursuant to Section 48.5.4 below, of the Interconnection or Network Element and the applicable rates (recurring and nonrecurring), excluding the development. costs.

                   48.5.4 The choice of using either option (a) or (b) above shall be at U S WEST's sole discretion. A payment for development cost, however, is appropriate only where CO-PROVIDER is the only conceivable user of the functionality (including consideration of U S WEST as a potential user) or where the requested quantity is insufficient to provide amortization.

          48.6 If U S WEST has used option (a) above in its Request quote, then, within thirty (30) days of its receipt of the Request quote, CO-PROVIDER must indicate its nonbinding interest in purchasing the Interconnection or Network Element at the stated quantities and rates, cancel it Request, or seek remedy under the dispute resolution section of this Agreement.

          48.7 If U S WEST has used option (b) above in its Request quote, then, within thirty (30) days of its receipt of the Request quote, CO-PROVIDER must either agree to pay the development costs of the Interconnection or Network Element, cancel its Request, or seek remedy under the dispute resolution section of this Agreement.

          48.8 If U S WEST has used option (b) in its Request quote and CO-PROVIDER has accepted the quote, CO-PROVIDER may cancel the Request at any time, but will pay U S WEST's reasonable development costs of the Interconnection or Network Element up to the date of cancellation.

          48.9 U S WEST will use reasonable efforts to determine the technical feasibility and conformance with the Act of the Request within the first thirty-two (32) days of receiving the Request. In the event U S WEST has used option (b) above in its Request quote and U S WEST later determines that the Interconnection or Network Element requested in the Request is not technically feasible or otherwise does not qualify under the Act, U S WEST shall notify CO-PROVIDER within ten
                   (10) Business Days of making such determination and CO-PROVIDER shall not owe any compensation to U S WEST in connection with the Request. Any quotation preparation fees or development costs paid by CO-PROVIDER to the time of such notification shall be refunded by U S WEST.

          48.10 To the extent possible, U S WEST will utilize information from previously developed BFRs to address similar arrangements in order to shorten the response times for the currently requested BFR. In the event CO-PROVIDER has submitted a Request for an Interconnection or a Network Element and U S WEST determines in accordance with the provisions of this Section 48 that the Request is technically feasible, the Parties agree that CO-PROVIDER's subsequent request or order for the identical type of

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                                                                          Part A

                   Interconnection or Network Element shall not be subject to the BFR process. To the extent U S WEST has deployed an identical Network Element under a previous BFR, a subsequent BFR is not required. For purposes of this Section 48.10, an "identical" request shall be one that is materially identical to a previous request with respect to the information provided pursuant to Subsections (a) through (e) of Section
                   48.3 above.

          48.11 In the event of a dispute under this Section 48, the Parties agree to seek expedited Commission resolution of the dispute, to be completed within twenty (20) days of U S WEST's response denying CO-PROVIDER's BFR, and in no event more than thirty (30) days after the filing of CO-PROVIDER's petition. Alternatively, the Parties may mutually agree to resolve any disputes under this section through the dispute resolution. process pursuant to Section 27, Part A of this Agreement.

          48.12 All time intervals within which a response is required from one Party to another under this Section 48 are maximum time intervals. The Parties agree that they will provide all responses to the other Party as soon as the Party has the information and analysis required to respond, even if the time interval stated herein for a response is not over.

49.       AUDIT PROCESS

          49.1 As used herein, "Audit" shall mean a comprehensive review of services performed under this Agreement. Either Party (the "Requesting Party") may perform up to three (3) Audits per 12-month period commencing with the Effective Date.

          49.2 Upon thirty (30) days' written notice by the Requesting Party to the other Party (the "Audited Party"), the Requesting Party shall have the right, through its authorized representative, to make an Audit, during normal business hours, of any records, accounts and processes which contain information related to the services provided and performance standards agreed to under this Agreement. Within the above-described 30-day period, the Parties shall reasonably agree upon the scope of the Audit, the documents and processes to be reviewed, and the time, place and manner in which the Audit shall be performed. The Audited Party agrees to provide Audit support, including appropriate access to and use of the Audited Party's facilities (e.g., conference rooms, telephones, copying machines).

          49.3 Each Party shall bear its own expenses in connection with the conduct of the Audit. The reasonable cost of special data extractions required by the Requesting Party to conduct the Audit will be paid for by the Requesting Party. For purposes of this Section 49.3, a "Special Data Extraction" shall mean the creation of an output record or informational report (from existing data files) that is not created in the normal course of business. If any program is developed to the Requesting Party's specifications and at the Requesting Party's expense, the Requesting Party shall specify at the time of request whether the program is to be retained by the Audited Party for reuse for any subsequent Audit. Notwithstanding the foregoing, the Audited Party shall pay all of the Requesting Party's external expenses (including, without limitation, the fees of any independent auditor), in the event an Audit results in an adjustment in the charges or in any invoice paid or payable by the Requesting Party hereunder in an amount that is, on an annualized basis, more than the greater of (a) one percent (1%) of the amount in dispute or (b) $10,000.

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                                                                          Part A

          49.4 Adjustments, credits or payments shall be made and any corrective action shall commence within thirty (30) days from the Audited Party's receipt of the final audit report to compensate for any errors or omissions which are disclosed by such Audit and are agreed to by the Parties. The highest interest rate allowable by law for commercial transactions shall be assessed and shall be computed by compounding daily from the time of the original due date of the amount of dispute.

          49.5 Neither such right to examine and audit nor the right to receive an adjustment shall be affected by any statement to the contrary appearing on checks or otherwise.

          49.6 This Section 49 shall survive expiration or termination of this Agreement for a period of two (2) years after expiration or termination of this Agreement.

          49.7 All transactions under this Agreement which are over thirty-six (36) months old are no longer subject to Audit.

          49.8 All information received or reviewed by the Requesting Party or the independent auditor in connection with the Audit is to be considered Proprietary Information as defined by this Agreement. The Audited Party reserves the right to require any non-employee who is involved directly or indirectly in any Audit or the resolution of its findings as described above to execute a nondisclosure agreement satisfactory to the Audited Party. To the extent an Audit involves access to information of third parties, the Audited Party will aggregate such competitors' data before release to the Requesting Party, to insure the protection of the proprietary nature of information of other competitors. To the extent a competitor is an Affiliate of the Audited Party (including itself and its subsidiaries), the Parties shall be allowed to examine such Affiliate's disaggregated data, as required by reasonable needs of the Audit.

          49.9 "EXAMINATION" SHALL MEAN AN INQUIRY REASONABLY REQUESTED BY EITHER PARTY INTO SPECIFIC ELEMENT(S) OR PROCESS(ES) WHERE THE REQUESTING PARTY RAISES A DISPUTE CONCERNING SERVICES PERFORMED BY THE OTHER PARTY UNDER THIS AGREEMENT AND SUCH DISPUTE HAS NOT BEEN RESOLVED THROUGH THE ESCALATION PROCESS DESCRIBED IN THIS AGREEMENT. ONLY THAT INFORMATION THAT IS NECESSARY TO RESOLVE THE DISPUTE IN ISSUE MUST BE PROVIDED IN THE COURSE OF AN EXAMINATION AND THE TOTAL TIME INVOLVED IN AN EXAMINATION FOR EACH PARTY MAY NOT EXCEED THREE (3) PEOPLE FOR THREE (3) DAYS. APPROPRIATE PROVISIONS OF THIS SECTION 49 THAT APPLY TO AUDITS SHALL ALSO APPLY TO EXAMINATIONS, EXCEPT THAT EITHER PARTY MAY CONDUCT ONLY A TOTAL OF NINE (9) EXAMINATIONS AND AUDITS PER YEAR, WITH A MAXIMUM OF THREE (3) AUDITS PER YEAR.(37)

50.       MISCELLANEOUS SERVICES

          50.1     BASIC 911 AND E911 GENERAL REQUIREMENTS

                   50.1.1 Basic 911 and E911 provides a caller access to the appropriate emergency service bureau by dialing a 3-digit universal telephone number (911). Basic 911 and E911 access from Local Switching shall be provided to CO-PROVIDER in accordance with the following:


---------------
(37) Final Arbitration Order at pg. 21

                                                                          Part A

                   50.1.2 Each Party will be responsible for those portions of the 911 System for which it has reasonable control, including any necessary maintenance to each Party's portion of the 911 System.

                   50.1.3 E911 shall provide additional routing flexibility for 911 calls. E911 shall use Customer data, contained in the Automatic Location
                            Identification/Data Management System ("ALI/DMS"), to determine to which Public Safety Answering Point ("PSAP") to route the call.

                   50.1.4 If available in the U S WEST network, U S WEST shall offer a third type of 911 service, S911. All requirements for E911 also apply to S911 with the exception of the type of signaling used on the interconnection trunks from the local switch to the E911 Tandem.

                   50.1.5 Basic 911 and E911 functions provided to CO-PROVIDER shall be at least at parity with the support and services that U S WEST provides to its Customers for such similar functionality.

                   50.1.6 Basic 911 and E911 access from Local Switching shall be provided to CO-PROVIDER in accordance with the following:

                            50.1.6.1 U S WEST shall conform to all state regulations concerning emergency services.

                            50.1.6.2 For E911 provided to resold lines or in association with unbundled switching,
                                         U S WEST shall use its service order
                                         process to update and maintain Customer
                                         information in the ALI/DMS data base.
                                         Through this process, U S WEST shall
                                         provide and validate Customer
                                         information resident or entered into
                                         the ALI/DMS data base.

                   50.1.7 U S WEST shall provide for overflow 911 traffic consistent with U S WEST policy and procedure.

                   50.1.8 Basic 911 and E911 access from the CO-PROVIDER local switch shall be provided to CO-PROVIDER in accordance with the following:

                            50.1.8.1 If required by CO-PROVIDER, U S WEST shall interconnect direct trunks from the CO-PROVIDER network to the E911 Tandem for connection to the PSAP. Such trunks to the E911 Tandem may alternatively be provided by
                                         CO-PROVIDER.

                            50.1.8.2 In government jurisdictions where U S WEST has obligations under existing agreements as the primary provider of the 911 System to the county, CO-PROVIDER shall participate in the provision of the 911 System as follows:

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                                                                          Part A

                                         (a)    Each Party shall be responsible
                                                for those portions of the 911
                                                System for which it has control,
                                                including any necessary
                                                maintenance to each Party's
                                                portion of the 911 System.

                                         (b)    U S WEST shall be responsible
                                                for maintaining the E-911
                                                database.

                            50.1.8.3            If a third party is the primary
                                         service provider to a government
                                         agency, CO-PROVIDER shall negotiate
                                         separately with such third party with
                                         regard to the provision of 911 service
                                         to the agency. All relations between
                                         such third party and CO-PROVIDER are
                                         totally separate from this Agreement
                                         and U S WEST makes no representations
                                         on behalf of the third party.

                            50.1.8.4            If CO-PROVIDER or an Affiliate
                                         is the primary service provider to a
                                         government agency, CO-PROVIDER and U S
                                         WEST shall negotiate the specific
                                         provisions necessary for providing 911
                                         service to the agency and shall include
                                         such provisions in an amendment to this
                                         Agreement.

                            50.1.8.5            Interconnection and database
                                         access shall be priced as specified in
                                         Attachment I to this Agreement or at
                                         any rate charged to other
                                         interconnected carriers, whichever is
                                         lower.

                            50.1.8.6            CO-PROVIDER will separately
                                         negotiate with each county regarding
                                         the collection and reimbursement to the
                                         county of applicable Customer taxes for
                                         911 service.

                            50.1.8.7            U S WEST shall comply with
                                         established, competitively neutral
                                         intervals for installation of
                                         facilities, including any collocation
                                         facilities, diversity requirements,
                                         etc.

                            50.1.8.8            In a resale situation, where it
                                         may be appropriate for U S WEST to
                                         update the ALI database, U S WEST shall
                                         update such database with CO-PROVIDER
                                         data in an interval no less than is
                                         experienced by U S WEST Customers, or
                                         than for other carriers, whichever is
                                         faster, at no additional cost.

                   50.1.9   The following are Basic 911 and E911 Database
                            Requirements:

                            50.1.9.1 The ALI database shall be managed by U S WEST, but is the property of U S WEST and any participating telephone company and CLEC for those records provided by the company.

                            50.1.9.2     U S WEST, or its agent, will be
                                         responsible for maintaining the E-911
                                         Database. U S WEST, or its agent, will
                                         provide a copy of the Master Street
                                         Address Guide ("MSAG"), and periodic
                                         updates, to CO-PROVIDER.

                                                                          Part A

                            50.1.9.3 Copies of the MSAG shall be provided within twenty-one (21) calendar days from the time requested and shall be provided on diskette, magnetic tape, or in a format suitable for use with desktop computers.

                            50.1.9.4 CO-PROVIDER assumes all responsibility for the accuracy of the data that CO-PROVIDER provides to U S WEST for MSAG preparation and E-911 Database operation.

                            50.1.9.5 CO-PROVIDER shall be solely responsible for providing CO-PROVIDER database records to U S WEST for inclusion in U S WEST's ALI database on a timely basis.

                            50.1.9.6 CO-PROVIDER will provide end user data to the U S WEST ALI database that are Master Street Address Guide (MSAG) valid.

                            50.1.9.7 CO-PROVIDER will update its end user records provided to the U S WEST ALI database to agree with the 911 MSAG standards for its service areas.

                            50.1.9.8 U S WEST and CO-PROVIDER shall arrange for the automated input and periodic updating of the E911 database information related to CO-PROVIDER end users for resold lines in accordance with Section 10.1 of Attachment 2 of this Agreement. CO-PROVIDER may request, through the BFR process, similar arrangements for CO-PROVIDER customers served on a non-resale basis. U S WEST will furnish CO-PROVIDER any variations to NENA recommendations required for ALI database input. The cost of magnetic tape transfer shall be borne by CO-PROVIDER.

                            50.1.9.9 U S WEST and CO-PROVIDER shall arrange for the automated input and periodic updating of the E911 database information related to CO-PROVIDER end users. For resold services, U S WEST shall work cooperatively with
                                         CO-PROVIDER to ensure the accuracy of
                                         the data transfer by verifying it
                                         against the Master Street Address Guide
                                         (MSAG). For CO-PROVIDER's customers
                                         served by unbundled Network Elements or
                                         through CO-PROVIDER's own facilities,
                                         CO-PROVIDER shall ensure the accuracy
                                         of its 911 data by verifying it against
                                         the MSAG.

                            50.1.9.10 CO-PROVIDER shall assign an E911 database coordinator charged with the responsibility of forwarding
                                         CO-PROVIDER end user ALI record
                                         information to U S WEST or via a
                                         third-party entity, charged with the
                                         responsibility of ALI record transfer.
                                         CO-PROVIDER assumes all responsibility
                                         for the accuracy of the data that
                                         CO-PROVIDER provides to U S WEST.

                            50.1.9.11 The Parties shall maintain a single point of contact to coordinate all E911 activities under this Agreement.

                                                                          Part A

                            50.1.9.12 For resold services, CO-PROVIDER shall provide information on new Customers to U S WEST within one (1) Business Day of the order completion. U S WEST shall update the database within two (2) Business Days of receiving the data from CO-PROVIDER. If U S WEST detects an error in the CO-PROVIDER provided data, the data shall be returned to CO-PROVIDER within two (2) Business Days from when it was provided to U S WEST. CO-PROVIDER shall respond to requests from U S WEST to make corrections to database record errors by uploading corrected records within two (2) Business Days. Manual entry shall be allowed only in the event that the system is not functioning properly. CO-PROVIDER may request) through the BFR process, similar services from U S WEST for their customers who are served on a non-resale basis.

                            50.1.9.13 The Parties will cooperate to implement the adoption of a Carrier Code (NENA standard five-character field) on all ALI records received from CO-PROVIDER, when those standards, NENA-02-CON, are adopted by the industry standards process. U S WEST will furnish CO-PROVIDER any variations from NENA recommendations required for ALI database input. The Carrier Code will be used to identify the carrier of record in INP configurations.

                            50.1.9.14 CO-PROVIDER will provide end user data to the U S WEST ALI database utilizing NENA-02-001 Recommended Formats For Data Exchange, and Recommended Standard For Street Thoroughfare Abbreviations and Protocols For Data Exchange and Data Quality utilizing NENA Recommended Formats for Data Exchange document dated June 1993.

                            50.1.9.15 U S WEST shall identify which ALI databases cover which states, counties or parts thereof, and identify and communicate a point of contact for each.

                            50.1.9.16 U S WEST will provide CO-PROVIDER with the identification of the U S WEST 911 controlling office that serves each geographic area served by CO-PROVIDER.

                            50.1.9.17 U S WEST shall provide to CO-PROVIDER, for CO-PROVIDER Customers, E911/911 call routing to the appropriate Public Safety Answering Point ("PSAP') for resold lines. U S WEST shall provide and validate CO-PROVIDER Customer information to the PSAP in the same fashion as it does for its own Customers. U S WEST shall use its service order process to update and maintain, on the same schedule that it uses for its end users, the CO-PROVIDER Customer service information in the ALI/DMS used to support E911/911 services. CO-PROVIDER may request, through the BFR process, similar services from U S WEST for their customers who are served on a non-resale basis.

                                                                          Part A

                            50.1.9.18 CO-PROVIDER exchanges to be included in U S WEST's E911 Database will be indicated via written notice and will not require an amendment to this Agreement.

                   50.1.10  The following are Basic 911 and E911 Network
                            Requirements:

                            50.1.10.1 U S WEST, at CO-PROVIDER option, shall provide a minimum of two (2) E911 trunks per jurisdictional area, or that quantity which will maintain P.01 transmission grade of service, or the level of service provided by U S WEST to itself, whichever is the higher grade of service. These trunks will be dedicated to routing 911 calls from CO-PROVIDER switch to a U S WEST E911 tandem.

                            50.1.10.2 U S WEST shall provide CO-PROVIDER a data link to the ALI/DMS database or permit CO-PROVIDER to provide its own data link to the ALI/DMS database. U S WEST shall provide error reports from the ALI/DMS database to CO-PROVIDER immediately after CO-PROVIDER inputs information into the ALI/DMS database.
                                         Alternately, CO-PROVIDER may utilize
                                         U S WEST or a third party entity to
                                         enter Customer information into the
                                         database on a demand basis, and
                                         validate Customer information on a
                                         demand basis.

                            50.1.10.3 U S WEST shall provide the selective routing of E911 calls received from CO-PROVIDER switching office. This includes the ability to receive the ANI of the CO-PROVIDER Customer, selectively route the call to the appropriate PSAP, and forward the Customer's ANI to the PSAP. U S WEST shall provide CO-PROVIDER with the appropriate CLLI codes and specifications regarding the tandem serving area associated addresses and meet points in the network.

                            50.1.10.4 Copies of E911 Tandem Boundary Maps shall be available to CO-PROVIDER. Each map shows the areas served by that E911 tandem. The map provides CO-PROVIDER the information necessary to set up its network to route E911 callers to the correct E911 tandem.

                            50.1.10.5 CO-PROVIDER shall ensure that its switch provides an eight-digit ANI consisting of an information digit and the seven-digit exchange code. CO-PROVIDER shall also ensure that its switch provides the line number of the calling station. In the event of a change in industry standards, the Parties shall cooperate to incorporate the changed standards in their respective networks.

                            50.1.10.6 Each ALI discrepancy report shall be jointly researched by U S WEST and CO-PROVIDER. Corrective action shall be taken immediately by the responsible party.

                            50.1.10.7 Technical specifications for E911 network interface are available through U S WEST technical publication 77338. Technical specifications for database loading and maintenance are available through the third party database manager -- SCC.

                                                                          Part A

                            50.1.10.8 U S WEST shall begin restoration of E911 and/or E911 trunking facilities immediately upon notification of failure or outage. U S WEST must provide priority restoration of trunks or networks outages on the same terms/conditions it provides itself and without the imposition of Telecommunications Service Priority
                                         (TSP).

                            50.1.10.9 U S WEST shall identify any special operator-assisted calling requirements to support 911.

                            50.1.10.10 Trunking shall be arranged to minimize the likelihood of central office isolation due to cable cuts or other equipment failures. There will be an alternate means of transmitting a 911 call to a PSAP in the event of failures.

                            50.1.10.11 Circuits shall have interoffice, loop and carrier system diversity when such diversity can be achieved using existing facilities. Circuits will be divided as equally as possible across available carrier systems. Diversity will be maintained or upgraded to utilize the highest level of diversity available in the network.

                            50.1.10.12 Equipment and circuits used for 911 shall be monitored at all times. Monitoring of circuits shall be done to the individual circuit level.
                                         Monitoring shall be conducted by U S
                                         WEST for trunks between the tandem and
                                         all associated PSAPs.

                            50.1.10.13 Repair service shall begin immediately upon receipt of a report of a malfunction. Repair service includes testing and diagnostic service from a remote location, dispatch of or in-person visit(s) of personnel. Technicians will be dispatched without delay.

                            50.1.10.14 All 911 trunks must adhere to the Americans with Disabilities Act requirements.

                            50.1.10.15 The Parties will cooperate in the routing of 911 traffic in those instances where the ALI/ANI information is not available on a particular 911 call.

                            50.1.10.16 CO-PROVIDER is responsible for network management of its network components in compliance with the Network Reliability Council Recommendations and meeting the network standard of U S WEST for the 911 call delivery.

                  50.1.11   Basic 911 and E911 Additional Requirements

                            50.1.11.1 All CO-PROVIDER lines that have been ported via INP shall reach the correct PSAP when 911 is dialed. U S WEST shall send both the ported number and the CO-PROVIDER number (if both are received from CO-PROVIDER). The PSAP attendant shall see both numbers

                                                                          Part A

                                         where the PSAP is using a standard ALI
                                         display screen and the PSAP extracts
                                         both numbers from the data that is
                                         sent.

                            50.1.11.2    U S WEST shall work with the
                                         appropriate government agency to
                                         provide CO-PROVIDER the ten-digit POTS
                                         number of each PSAP which sub-tends
                                         each U S WEST E911 Tandem to which
                                         CO-PROVIDER is interconnected.

                            50.1.11.3 U S WEST will provide CO-PROVIDER with the ten-digit telephone numbers of each PSAP agency, for which U S WEST provides the 911 function, to be used by CO-PROVIDER operators for handling emergency calls in those instances where the CO-PROVIDER' Customer dials "0" instead of "911."

                            50.1.11.4 CO-PROVIDER will provide U S WEST with the ten-digit telephone numbers of each PSAP agency, for which CO-PROVIDER provides the 911 function, to be used by U S WEST operators for handling emergency calls in those instances where the U S WEST Customer dials "0,' instead of "911."

                            50.1.11.5 U S WEST shall notify CO-PROVIDER forty-eight (48) hours in advance of any scheduled testing or maintenance affecting CO-PROVIDER 911 service, and provide notification as soon as possible of any unscheduled outage affecting CO-PROVIDER 911 service.

                            50.1.11.6 CO-PROVIDER shall be responsible for reporting all errors, defects and malfunctions to U S WEST. U S WEST shall provide CO-PROVIDER with the point of contact for reporting errors, defects, and malfunctions in the service and shall also provide escalation contacts.

                            50.1.11.7 CO-PROVIDER may enter into subcontracts with third parties, including
                                         CO-PROVIDER affiliates, for the
                                         performance of any of CO-PROVIDER
                                         duties and obligations stated herein.

                            50.1.11.8 U S WEST shall provide sufficient planning information regarding anticipated moves to SS7 signaling for the next twelve (12) months.

                            50.1.11.9 U S WEST shall provide notification of any pending tandem moves, NPA splits, or scheduled maintenance outages, with enough time to react.

                            50.1.11.10 U S WEST shall provide "reverse ALI" inquiries by public safety entities, consistent with U S WEST's practices and procedures.

                            50.1.11.11 U S WEST shall manage NPA splits by populating the ALI database with the appropriate new NPA codes, consistent with U S WEST's practices and procedures for resold services.

                                                                          Part A

                            50.1.11.12 U S WEST must provide the ability for CO-PROVIDER to update 911 database with end user information for lines that have been ported via INP or NP.

                            50.1.11.13 The data in the ALI database shall be managed by U S WEST but is the property of U S WEST and all participating telephone companies.

                   50.1.12 Performance Criteria. E-911 Database accuracy shall be as set forth below:

                            50.1.12.1 Accuracy of ALI (Automatic Location Identification) data submitted by CO-PROVIDER to U S WEST will be measured jointly by the PSAPs and U S WEST. All such reports shall be forwarded to CO-PROVIDER by U S WEST and will indicate incidents when incorrect or no ALI data is displayed. A report regarding any inaccuracy shall be prepared by U S WEST.

                            50.1.12.2 Each discrepancy report will be jointly researched by U S WEST and CO-PROVIDER. Corrective action will be taken immediately by the responsible party.

                            50.1.12.3 Each party will be responsible for the accuracy of the Customer records it provides.

          50.2     DIRECTORY ASSISTANCE SERVICE

                   50.2.1 U S WEST shall provide for the routing of Directory Assistance calls, including but not limited to 411, 555-1212, NPA-555-1212 dialed by CO-PROVIDER Customers directly to either the CO-PROVIDER Directory Assistance service platform or U S WEST Directory Assistance service platform as specified by CO-PROVIDER.

                   50.2.2 CO-PROVIDER Customers shall be provided the capability by U S WEST to dial the same telephone numbers for access to CO-PROVIDER Directory Assistance that U S WEST Customers use to access U S WEST Directory Assistance.

                   50.2.3 U S WEST shall provide Directory Assistance functions and services to CO-PROVIDER for its Customers as described below until, at CO-PROVIDER's discretion, U S WEST routes calls to the CO-PROVIDER Directory Assistance Services platform.

                            50.2.3.1 U S WEST agrees to provide CO-PROVIDER Customers with the same Directory Assistance service available to U S WEST Customers.

                            50.2.3.2 U S WEST shall notify CO-PROVIDER in advance of any changes or enhancements to its Directory Assistance Service, and shall make available such service enhancements on a non-discriminatory basis to CO-PROVIDER.

                                                                          Part A

                            50.2.3.3            U S WEST shall provide Directory
                                         Assistance to CO-PROVIDER Customers in
                                         accordance with U S WEST's internal
                                         operating procedures and standards,
                                         which shall, at a minimum, comply with
                                         accepted professional and industry
                                         standards.

                            50.2.3.4            U S WEST shall provide
                                         CO-PROVIDER with the same level of
                                         support for the provisioning of
                                         Directory Assistance as U S WEST
                                         provides itself.

                            50.2.3.5            Service levels shall comply, at
                                         a minimum, with Commission requirements
                                         for Directory Assistance.

                            50.2.3.6            U S WEST agrees to maintain an
                                         adequate operator work force based on a
                                         review and analysis of actual call
                                         attempts and abandonment rate.

                            50.2.3.7            CO-PROVIDER SHALL PARTICIPATE IN
                                         ALL CALL MONITORING ACTIVITIES
                                         AVAILABLE TO U S WEST AND TO REMOTE
                                         CALL MONITOR AS CUSTOMARILY PRACTICED
                                         BY THE OUTSOURCE CUSTOMERS OF CALL
                                         CENTERS.(38)

                            50.2.3.7.1 [INTENTIONALLY LEFT BLANK FOR NUMBERING CONSISTENCY.](39)

                            50.2.3.8            U S WEST shall provide the
                                         following minimum Directory Assistance
                                         capabilities to CO-PROVIDER Customers:

                                         (a)    A maximum of two (2) Customer
                                                listings and/or addresses or U S
                                                WEST parity per CO-PROVIDER
                                                Customer request.

                                         (b)    Name and address to CO-PROVIDER
                                                Customers upon request, except
                                                for unlisted numbers, in the
                                                same states where such
                                                information is provided to U S
                                                WEST Customers.

                                         (c)    For CO-PROVIDER customers who
                                                are served exclusively through
                                                resold U S WEST retail services,
                                                CO-PROVIDER may resell U S
                                                WEST's Directory Assistance call
                                                completion services to the
                                                extent U S WEST offers call
                                                Directory Assistance completion
                                                to its own end users. For
                                                CO-PROVIDER customers who are
                                                served from an CO-PROVIDER
                                                switch, CO-PROVIDER may request
                                                Directory Assistance call
                                                completion services through the
                                                BFR process. Such BFR process
                                                shall address the identification
                                                of the CO-PROVIDER end user at
                                                the U S WEST Directory
                                                Assistance platform for purposes
                                                of routing and billing of
                                                intraLATA and interLATA toll
                                                calls.


--------------------
(38) Final Arbitration Order at pg. 22
(39) Final Arbitration Order at pg. 23

                                                                          Part A

                                         (d)    The U S WEST mechanized
                                                interface with the U S WEST
                                                subscriber listing database is
                                                not available for CO-PROVIDER as
                                                of the Effective Date of this
                                                Agreement. When the mechanized
                                                interface is available, U S WEST
                                                will populate the Directory
                                                Assistance database in the same
                                                manner and in the same time
                                                frame as for U S WEST Customers.

                                         (e)    Any information provided by a
                                                Directory Assistance Automatic
                                                Response Unit (ARU) shall be
                                                repeated the same number of
                                                times for CO-PROVIDER Customers
                                                as for U S WEST Customers.

                                         (f)    When an CO-PROVIDER Customer
                                                served on a resale or unbundled
                                                switching basis requests a U S
                                                WEST Directory Assistance
                                                operator to provide instant
                                                credit on a Directory Assistance
                                                call, the U S WEST Directory
                                                Assistance operator shall inform
                                                the CO-PROVIDER Customer to call
                                                an 800 number for CO-PROVIDER
                                                Customer service to request a
                                                credit. The accurate
                                                identification of CO-PROVIDER as
                                                the customer's local service
                                                provider by the U S WEST
                                                Directory Assistance operator
                                                requires the use of separate
                                                CO-PROVIDER trunks to the
                                                Directory Assistance Platform.

                            50.2.3.9            For resold lines and unbundled
                                         switching, U S WEST shall provide data
                                         regarding billable events as requested
                                         by CO-PROVIDER.

                            50.2.3.10 U S WEST agrees to (a) provide to CO-PROVIDER operators, on line access to U S WEST's Directory Assistance database equivalent to the access provided to U S WEST operators; (b) allow CO-PROVIDER or an CO-PROVIDER designated operator bureau to license U S WEST's subscriber listings database on terms and conditions equivalent to the terms and conditions upon which U S WEST utilizes such databases; and (c) in conjunction with branded or unbranded Directory Assistance services pursuant to Section 8 of this Part A, provide caller-optional Directory
                                         Assistance call completion service
                                         which is comparable in every way to the
                                         Directory Assistance call completion
                                         service U S WEST makes available to its
                                         own users. CO-PROVIDER may, at its
                                         option, request U S WEST not to provide
                                         call completion services to
                                         CO-PROVIDER.

                            50.2.3.11 In addition to charges for Directory Assistance, when call completion for an intraLATA toll call is requested, the applicable charge for the completion of such intraLATA toll call will apply.

          50.3    OPERATOR SERVICES

                  50.3.1 U S WEST shall provide, for the routing of local Operator Services calls (including, but not limited, to 0+, 0-) dialed by CO-PROVIDER Customers directly

                                                                          Part A

                           to either the CO-PROVIDER Operator Service platform or U S WEST Operator Service platform as specified by CO-PROVIDER.

                   50.3.2 CO-PROVIDER Customers shall be provided the capability by U S WEST to dial the same telephone numbers to access CO-PROVIDER Operator Service that U S WEST Customers dial to access U S WEST Operator Service.

                   50.3.3 U S WEST shall provide Operator Services to CO-PROVIDER as described below until, at CO-PROVIDER's discretion, U S WEST routes calls to the CO-PROVIDER local Operator Services platform.

                            50.3.3.1            U S WEST agrees to provide
                                         CO-PROVIDER Customers the. same
                                         Operator Services available to U S WEST
                                         Customers. U S WEST shall make
                                         available its service enhancements on a
                                         nondiscriminatory basis.

                            50.3.3.2            U S WEST shall provide the
                                         following minimum Operator Service
                                         capabilities to CO-PROVIDER Customers:

                                         (a)    U S WEST shall complete 0+ and
                                                0- dialed local calls, including
                                                0-Coin, Automatic Coin Telephone
                                                Service (ACTS) and the
                                                completion of coin calls, the
                                                collection of coins and the
                                                provision of coin rates.

                                         (b)    U S WEST shall complete 0+
                                                intraLATA and, when offered,
                                                interLATA toll calls. The
                                                Parties will cooperate to
                                                develop industry standards to
                                                include the end user's PlC in
                                                Operator Services signaling and
                                                the development of associated
                                                routing procedures.

                                         (c)    U S WEST shall complete calls
                                                for CO-PROVIDER Customers that
                                                are billed to calling cards and
                                                other commercial cards on the
                                                same basis as provided to U S
                                                WEST own customers and
                                                CO-PROVIDER shall designate to U
                                                S WEST the acceptable types of
                                                special billing.

                                         (d)    U S WEST shall complete
                                                person-to-person calls.

                                         (e)    U S WEST shall complete collect
                                                calls.

                                         (f)    U S WEST shall provide the
                                                capability for callers to bill
                                                to a third party and complete
                                                such calls.

                                         (g)    U S WEST shall complete
                                                station-to-station calls.

                                         (h)    U S WEST shall process emergency
                                                calls.

                                         (i)    U S WEST shall process Busy Line
                                                Verify and Busy Line Interrupt
                                                requests.

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                                                                          Part A

                                         (j)    U S WEST shall process emergency
                                                call trace in accordance with
                                                its normal and customary
                                                procedures.

                                         (k)    U S WEST shall process
                                                operator-assisted Directory
                                                Assistance calls.

                                         (l)    U S WEST operators shall provide
                                                CO-PROVIDER Customers with long
                                                distance rate quotes to the
                                                extent U S WEST provides such
                                                rate quotes to its own end
                                                users. Based on technology
                                                available as of the Effective
                                                Date of this Agreement, the
                                                provision of rate quotes to
                                                CO-PROVIDER Customers requires a
                                                separate CO-PROVIDER trunk group
                                                to the. U S WEST Operator
                                                Services platform to identify
                                                the caller as an CO-PROVIDER
                                                Customer.

                                         (m)    U S WEST operators shall provide
                                                CO-PROVIDER Customers with time
                                                and charges to the extent U S
                                                WEST provides such time and
                                                charges to its own end users.
                                                Based on technology available as
                                                of the Effective Date of this
                                                Agreement, the provision of time
                                                and charges to CO-PROVIDER
                                                Customers requires a separate
                                                CO-PROVIDER trunk group to the U
                                                S WEST Operator Services
                                                platform to identify the caller
                                                as an CO-PROVIDER Customer.

                                         (n)    U S WEST shall route 0- traffic
                                                to a "live" operator team.

                                         (o)    WHEN REQUESTED BY CO-PROVIDER, U
                                                S WEST SHALL PROVIDE INSTANT
                                                CREDIT ON OPERATOR SERVICES
                                                CALLS ON A NONDISCRIMINATORY
                                                BASIS AS PROVIDED TO U S WEST
                                                CUSTOMERS OR SHALL INFORM
                                                CO-PROVIDER CUSTOMERS TO CALL A
                                                TOLL FREE NUMBER FOR CO-PROVIDER
                                                CUSTOMER SERVICE TO REQUEST A
                                                CREDIT. U S WEST SHALL PROVIDE
                                                ONE (1) TOLL FREE NUMBER FOR
                                                BUSINESS CUSTOMERS AND ANOTHER
                                                FOR RESIDENTIAL CUSTOMERS. A
                                                RECORD OF THE REQUEST FOR CREDIT
                                                AND THE AMOUNT OF ANY CREDIT
                                                ACTUALLY ISSUED BY U S WEST
                                                SHALL BE PASSED ON TO
                                                CO-PROVIDER THROUGH THE AMA
                                                RECORD. THE AGGREGATE VALUE OF
                                                ANY CREDIT ISSUED TO AN
                                                CO-PROVIDER CUSTOMER SHALL BE
                                                SHARED EQUALLY BY EACH PARTY. U
                                                S WEST SHALL IN THE NORMAL
                                                COURSE OF BILLING ISSUE
                                                CO-PROVIDER CREDIT EQUAL TO 50%
                                                OF THE AGGREGATE VALUE OF
                                                OPERATOR SERVICE AND DIRECTORY
                                                ASSISTANCE CREDITS ISSUED BY U S
                                                WEST ON CO-PROVIDER'S BEHALF.
                                                (40)

                                         (p)    U S WEST shall provide caller
                                                assistance for the disabled in
                                                the same manner as provided to
                                                US WEST Customers.


-------------------
(40) Final arbitration Order at pg. 25

                                                                          Part A

                                         (q)    When available to U S WEST end
                                                users, U S WEST shall provide
                                                operator-assisted conference
                                                calling to CO-PROVIDER.

                   50.3.3 U S WEST shall exercise at least the same level of fraud control in providing Operator Service to CO-PROVIDER that U S WEST provides for its own Operator Service, where the CO-PROVIDER fraud control data is in U S WEST's LIDB database.

                   50.3.4 U S WEST shall perform billed number screening when handling collect, third party, and calling card calls, both for station to station and person to person call types.

                   50.3.5 CO-PROVIDER SHALL BE PERMITTED TO PARTICIPATE IN ALL CALL MONITORING ACTIVITIES AVAILABLE TO U S WEST AND TO REMOTE CALL MONITOR AS CUSTOMARILY PRACTICED BY THE OUTSOURCE CUSTOMERS OF CALL CENTERS.(41)

                            50.3.5.1     [Intentionally LEFT BLANK.](42)

                   50.3.6 U S WEST shall direct Customer account and other similar inquiries to the Customer service center designated by CO-PROVIDER.

                   50.3.7 U S WEST shall provide an electronic feed of Customer call records in "EMR" format to CO-PROVIDER in accordance with the time schedule mutually agreed between the Parties.

                   50.3.8 U S WEST shall update the Line Information Data Base ("LIDB") for CO-PROVIDER Customers. Additionally, U S WEST must provide access to LIDB for validation of collect, third party billed, and LEC card billed calls.

                   50.3.9 Where INP is deployed and when a BLV/BLI request for a ported number is directed to a U S WEST operator and the query is not successful (i.e., the request yields an abnormal result), CO-PROVIDER may request, through the BFR process, that the operator confirm whether the number has been ported and direct the request to the appropriate operator.

                   50.3.10 U S WEST shall allow CO-PROVIDER to order provisioning of Telephone Line Number ("TLN") calling cards and BNS, in its LIDB, for ported numbers, as specified by CO-PROVIDER. U S WEST shall continue to allow CO-PROVIDER access to its LIDB.

                   50.3.11 Toll and Assistance ("T/A") refers to functions Customers associate with the "0" operator. Subject to availability and capacity, access may be provided via Operator Services trunks purchased from U S WEST or provided by CO-PROVIDER via collocation arrangements to route calls to CO-PROVIDER's platform.


----------------
(41)  Final Arbitration Order at pg. 22
(42)  Final Arbitration Order at pg. 23

                                                                          Part A

                   50.3.12 Automated Branding - ability to announce the carrier's name to the Customer during the introduction of the call.

                   50.3.13 Interconnection to the U S WEST Toll and Assistance Operator Services from an end office to U S WEST T/A is technically feasible at least at three (3) distinct points on the trunk side of the switch. The first connection point is an Operator Services trunk connected directly to the T/A host switch. The second connection point is an Operator Services trunk connected directly to a remote T/A switch. The third connection point is an Operator Services trunk connected to a remote access tandem with operator concentration capabilities.

                   50.3.14  All trunk interconnections will be digital.

                   50.3.15 The technical requirements of Operator Services type trunks and the circuits to connect the operator positions to the host are covered in the Operator Services Switching Generic Requirements ("OSSGR") Bellcore Document number FRNWT-000271.

                   50.3.16  BUSY LINE VERIFY AND INTERRUPT

                            50.3.16.1 At the request of CO-PROVIDER operators or Customers, U S WEST operators will perform Busy Line Verify ("BLV") and/or Busy Line Interrupt ("BLI") operations where such capacity exists.

                            50.3.16.2 When possible and where consistent with the service U S WEST provides to its own Customers and/or end users, U S WEST shall engineer its BLV/BLI facilities to accommodate the anticipated volume of BLV/BLI requests during the busy hour. CO-PROVIDER may, from time to time, provide its anticipated volume of BLV/BLI requests to U S WEST. In those instances when failures occur to significant portions of the BLV/BLI systems and databases and those systems and databases become unavailable, U S WEST shall promptly Inform CO-PROVIDER.

                            50.3.16.3 BLV is performed when one Party's Customer requests assistance from the other Party's operator or operator bureau to determine if the called line is in use; provided, however, that the operator bureau will not complete the call for the Customer initiating the BLV inquiry. Only one (1) BLV attempt will be made per Customer operator bureau call, and a charge shall apply whether or not the called party releases the line.

                            50.3.16.4 BLI is performed when one Party's Customer requests assistance from the other Party's operator bureau to interrupt a telephone call in progress after BLV has occurred. The operator bureau will interrupt the busy line and inform the called party that there is a call waiting. The operator bureau will only interrupt the call and will not complete the telephone call of the Customer initiating the BLI request. The operator bureau will make only one
                                         (1) BLI attempt per Customer

                                                                          Part A

                                         operator telephone call and the
                                         applicable charge applies whether or
                                         not the called party releases the line.

                            50.3.16.5 Each Party's operator bureau shall accept BLV and BLI inquiries from the operator bureau of the other Party in order to allow transparent provision of BLV/BLI traffic between the Parties' networks.

                            50.3.16.6 Each Party shall route BLV/BLI Traffic inquiries over direct trunks between the Parties' respective operator bureaus. Unless otherwise mutually agreed, the Parties shall configure BLV/BLI trunks over the Interconnection architecture defined in Attachment 4 to this. Agreement.

          50.4     DIRECTORY ASSISTANCE AND LISTINGS SERVICE REQUESTS

                   50.4.1 These requirements pertain to U S WEST's Directory Assistance and Listings Service Request process that enables CO-PROVIDER to (a) submit CO-PROVIDER Customer information for inclusion in U S WEST Directory Assistance and Directory Listings databases; (b) submit CO-PROVIDER Customer information for inclusion in published directories; and (c) provide CO-PROVIDER Customer delivery address information to enable U S WEST to fulfill directory distribution obligations.

                            50.4.1.1 [Intentionally left blank for numbering consistency.]

                            50.4.1.2 U S WEST will accept the following Directory Listing Migration Orders from CO-PROVIDER, valid under all access methods, including, but not limited to, Resale, unbundled Network Elements and facilities-Based, and will process the orders in a mechanized format:

                                         (a)    Migrate with no Changes:
                                                Maintain all directory listings
                                                for the Customer in both
                                                Directory Assistance and
                                                Directory Listing. Transfer
                                                ownership and billing for
                                                listings to CO-PROVIDER.

                                         (b)    Migrate with Additions: Maintain
                                                all directory listings for the
                                                Customer in both Directory
                                                Assistance and Directory
                                                Listing. Incorporate the
                                                specified additional listings
                                                order. Transfer ownership and
                                                billing for the listings to
                                                CO-PROVIDER.

                                         (c)    Migrate with Deletions: Maintain
                                                all directory listings for the
                                                Customer in both Directory
                                                Assistance and Directory
                                                Listing. Delete the specified
                                                listings from the listing order.
                                                Transfer ownership and billing
                                                for the listings to CO-PROVIDER.

                            50.4.1.3            The Directory Listings Migration
                                         Options should not be tied to migration
                                         options specified for a related service
                                         order (if any) such that a service
                                         order specified as migration with
                                         changes may be submitted along with a
                                         directory listing order specified as
                                         migration with no changes.

                            50.4.1.4 U S WEST shall enable CO-PROVIDER to electronically transmit multi-line listing orders.

                            50.4.1.5 U S WEST agrees to work cooperatively with CO-PROVIDER to define specifications for, and implement a daily summary report of, Directory Service Requests. The summary information will include, but is not limited to, the following information:

                                         (a)    White page listings text and
                                                format (name, address, phone,
                                                title, designation, extra line
                                                requirements)

                                         (b)    Listing Instruction codes

                            50.4.1.6            To ensure accurate order
                                         processing, U S WEST shall provide to
                                         CO-PROVIDER the following information,
                                         with updates within one (1) Business
                                         Day of change and via electronic
                                         exchange:

                                         (a)    A matrix of NXX to central
                                                office
                                         (b)    Geographical maps, if available,
                                                of U S WEST service area
                                         (c)    A description of calling areas
                                                covered by each directory,
                                                including, but not limited to,
                                                maps of calling areas and
                                                matrices depicting calling
                                                privileges within and between
                                                calling areas
                                         (d)    Listing format rules
                                         (e)    Listing alphabetizing rules
                                         (f)    Standard abbreviations
                                                acceptable for use in listings
                                                and addresses
                                         (g)    Titles and designations

                            50.4.1.7            Based on changes submitted by
                                         CO-PROVIDER, U S WEST shall update and
                                         maintain Directory Assistance and
                                         Directory Listings data for CO-PROVIDER
                                         Customers who:

                                         (a)   Disconnect Service
                                         (b)   Change carrier
                                         (c)   Install Service
                                         (d)   Change any service which affects
                                               Directory Assistance information
                                         (e)   Specify Non-Solicitation
                                         (f)   Are Non-Published, Non-Listed, or
                                               Listed

                            50.4.1.8 U S WEST shall not charge for storage of CO-PROVIDER Customer information in the Directory Assistance and Directory Listing systems.

                            50.4.1.9 CO-PROVIDER shall not charge for storage of U S WEST Customer information in the Directory Assistance and Directory Listing systems.

          50.5    DIRECTORY ASSISTANCE DATA

                                                                          Part A

                   50.5.1 This Section refers to the residential, business, and government Customer records used by U S WEST to create and maintain databases for the provision of live or automated operator assisted Directory Assistance. Directory Assistance data is information that enables telephone exchange carriers to swiftly and accurately respond to requests for directory information, including, but not limited to, name, address and phone numbers. Under the provisions of the Act and the FCC Interconnection Order, U S WEST shall provide unbundled and non-discriminatory access to the residential, business and government Customer records used by U S WEST to create and maintain databases for the provision of live or automated operator assisted Directory Assistance.

                   50.5.2 U S WEST SHALL PROVIDE AN INITIAL LOAD OF CUSTOMER RECORDS AND CUSTOMER LIST INFORMATION TO CO-PROVIDER, IN A MUTUALLY-AGREED-TO FORMAT, VIA ELECTRONIC TRANSFER, WITHIN THIRTY (30) CALENDAR DAYS AFTER A REQUEST BY CO-PROVIDER. THE INITIAL LOAD SHALL INCLUDE ALL DATA RESIDENT IN THE U S WEST DATABASES AND/OR SYSTEMS USED BY U S WEST FOR HOUSING DIRECTORY ASSISTANCE DATA AND/OR CUSTOMER LISTING DATA. IN ADDITION, THE INITIAL LOAD SHALL BE CURRENT AS OF THE PRIOR BUSINESS DAY ON WHICH THE INITIAL LOAD IS PROVIDED.(43)

                   50.5.3 U S WEST shall provide CO-PROVIDER daily updates to the Customer records and Customer list information in a mutually-agreed-to format via electronic transfer.

                   50.5.4 U S WEST shall provide the ability for CO-PROVIDER to electronically query the U S WEST Directory Assistance database and listings database in a manner at least consistent with and equal to that which U S WEST provides to itself or any other Person.

                   50.5.5 U S WEST shall provide CO-PROVIDER a complete list of ILECs, CLECs, and independent telephone companies that provided data contained in the database.

                   50.5.6 On a daily basis, U S WEST shall provide updates (end user and mass) to the Listing information via electronic data transfer. Updates shall be current as of one (1) Business Day prior to the date provided to CO-PROVIDER.

                   50.5.7 U S WEST shall provide CO-PROVIDER access to Directory Assistance support databases. For example, CO-PROVIDER requires access to use restriction information including, but not limited to, call completion.

                   50.5.8 Directory Assistance data shall specify whether the Customer is a residential, business, or government Customer.

                   50.5.9 Directory Assistance data shall be provided on the same terms, conditions, and rates that U S WEST provides such data to itself or other third parties.


--------------
(43)  MCI Order at p. 12, Issue 42(a)

                                                                          Part A

                   50.5.10 U S WEST shall provide complete refresh of the Directory Assistance data upon request by CO-PROVIDER.

                   50.5.11 U S WEST and CO-PROVIDER will cooperate in the designation of a location at which the data will be provided.

51.       UNUSED TRANSMISSION MEDIA

          51.1     DEFINITIONS

                   51.1.1 Unused Transmission Media is physical inter-office transmission media (e.g., optical fiber, copper twisted pairs, coaxial cable) which have no lightwave or electronic transmission equipment terminated to such media to operationalize transmission capabilities.

                   51.1.2 Dark fiber is excess fiber optic cable which has been placed in a network and is not currently being lit by electronics from any carrier. Dark Fiber, one type of Unused Transmission Media, is unused strands of optical fiber. Dark Fiber also includes strands of optical fiber which may or may not have lightwave repeater (regenerator or optical amplifier) equipment interspliced, but which has no line terminating facilities terminated to such strands. Unused Transmission Media also includes unused wavelengths within a fiber strand for purposes of coarse or dense wavelength division multiplexed
                            (WDM) applications. Typical single wavelength transmission involves propagation of optical signals at single wavelengths (1.3 or 1.55 micron wavelengths). In WDM applications, a WDM device is used to combine optical signals at different wavelengths on to a single fiber strand. The combined signal is then transported over the fiber strand. For coarse WDM applications, one (1) signal each at 1.3 micron and 1.55 micron wavelength are combined. For dense WDM applications, many signals in the vicinity of 1.3 micron wavelength and/or 1.55 micron wavelength are combined.

          51.2 WHILE U S WEST IS NOT REQUIRED TO PROVIDE UNUSED TRANSMISSION MEDIA, CO-PROVIDER MAY, SUBJECT TO THE AGREEMENT OF U S WEST, LEASE COPPER TWISTED PAIRS, COAXIAL CABLE OR OTHER UNUSED TRANSMISSION MEDIA.(44)

          51.3     Requirements

                   51.3.1 Subject to Section 51.2 above, U S WEST shall make available Unused Transmission Media to CO-PROVIDER under a lease agreement or other arrangement.

                   51.3.2 U S WEST shall provide a single point of contact for negotiating all Unused Transmission Media use arrangements.

                   51.3.3 CO-PROVIDER may test the quality of the Unused Transmission Media to confirm its usability and performance specifications.


----------------
(44)  AT&T Order at p. 8, "Dark fiber" and MCIm at p.2, Issues, 8, 9&10

                                                                          Part A

                   51.3.4 Where Unused Transmission Media is required to be offered or is agreed to be offered by U S WEST, U S WEST shall provide to CO-PROVIDER information regarding the location, availability and performance of Unused Transmission Media within ten (10) Business Days for a records based answer and twenty
                            (20) Business Days for a field based answer, after receiving a request from CO-PROVIDER ("Request"). Within such time period, U S WEST shall send written or electronic confirmation or any other method of notification agreed to by the Parties of availability of the Unused Transmission Media ("Confirmation").

                   51.3.5 Where Unused Transmission Media is required to be offered or is agreed to be offered by U S WEST, U S WEST shall make Unused Transmission Media available for CO-PROVIDER's use in accordance with the terms of this Section. 51 within twenty (20) Business Days or a reasonable time frame consistent with industry standards after it receives written acceptance from CO-PROVIDER that the Unused Transmission Media is wanted for use by CO-PROVIDER. Splicing of CO-PROVIDER fiber may be performed at the same points that are available for U S WEST splices.

          51.4     REQUIREMENTS SPECIFIC TO DARK FIBER

                   51.4.1 CO-PROVIDER may test Dark Fiber leased from U S WEST using CO-PROVIDER or CO-PROVIDER designated personnel subject to Section 51.2. U S WEST shall provide appropriate interfaces to allow testing of Dark Fiber. U S WEST shall provide an excess cable length of twenty-five (25) feet minimum, where available, for fiber in underground conduit. U S WEST shall provide splicing of CO-PROVIDER fiber to U S WEST Dark Fiber under normal circumstances (e.g., no construction) in metropolitan areas within seventeen (17) calendar days of CO-PROVIDER's request, and within thirty (30) calendar days of a request in a non-metropolitan area. CO-PROVIDER may request expedited splicing, which shall be subject to available U S WEST resources.

                   51.4.2 For WDM applications, U S WEST shall provide to CO-PROVIDER an interface to an existing WDM device or allow CO-PROVIDER to install its own WDM device (where sufficient system loss margins exist or where CO-PROVIDER provides the necessary loss compensation) to multiplex the traffic at different wavelengths. This applies to both the transmit and receive ends of the Dark Fiber.

          51.5    [Intentionally left blank for numbering consistency.]

          51.6 Portions of the bandwidth of the fiber may be sectioned and CO-PROVIDER may share the bandwidth with U S WEST and other CLECs.

52.       SERVICE STANDARDS

          52.1 U S WEST will provide all Local Resale, Ancillary Functions, Network Elements or Combinations in accordance with service standards, measurements, and performance requirements that are expressly specified in this Agreement and Attachment 5 hereto. In cases where such performance standards are not expressly specified, U S WEST will provide all Local Resale, Ancillary Functions, Network Elements or Combinations in accordance with performance standards which are at least equal to the level of

                                                                          Part A

                   performance standards and/or quality of service that U S WEST provides to itself, its Affiliates, to other CLECs, or other quality of service requirements imposed by the Commission, whichever is higher, in providing Local Resale, Ancillary Functions, Network Elements or Combinations to itself, to its end-users or to its Affiliates. If CO-PROVIDER requests a higher level of service than that provided by U S WEST to itself, CO-PROVIDER shall make the request pursuant to the BFR process.

      52.2         [INTENTIONALLY LEFT BLANK](45)

      52.3         [INTENTIONALLY LEFT BLANK](46)

      52.4         METRICS AND GAP CLOSURE PLANS(47)

                   The metrics in this Attachment or superseding Commission rule are tracked and measured on a monthly basis. These monthly performance results are managed as part of the Supplier Performance Quality Management System (SPQMS).

                   SPQMS requires that when the monthly results do not meet the required performance levels described in this Attachment, Gap Closure Plans are implemented to improve performance. These Gap Closure Plans include:

                   -   evaluation of the opportunity for continuous improvement,
                       systems enhancements and re-engineering;
                   -   forecasted improvement to the desired level of
                       performance for each issue or initiative;
                   - evaluation of pertinent changes in periodic (monthly, weekly) results; and
                   -   a date for compliance with the expected performance.

                   The Gap Closure Plans will be reviewed monthly by CO-PROVIDER, or more frequently as updated data and analysis are available. U S WEST shall modify its Gap Closure plans to accommodate CO-PROVIDER's reasonable business concerns.

53.       ENTIRE AGREEMENT

          53.1 This Agreement shall include the Attachments, Appendices and other documents referenced herein all of which are hereby incorporated by reference, and constitutes the entire agreement between the Parties and supersedes all prior oral or written agreements, representations, statements, negotiations, understandings, proposals and undertakings with respect to the subject matter hereof.

                   53.2 If a provision contained in any U S WEST tariff conflicts with any provision of this Agreement, the provision of this Agreement shall control, unless otherwise ordered by the FCC or the Commission.


--------------
(45)  Final Arbitration Order at pg. 28
(46)  Final Arbitration Order at pg. 28
(47)  Final Arbitration Order at pg. 28


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

                                                                          Part A

54.       RESERVATION OF RIGHTS

          54.1 The Parties acknowledge that the terms of this Agreement were established pursuant to an order of the Commission. Any or all of the terms of this Agreement may be altered or abrogated by a successful challenge to this Agreement (or the order approving this Agreement) as permitted by applicable law. By signing this Agreement, neither Party waives its right to pursue such a challenge.

          54.2 The Parties enter into this Agreement without prejudice to any position they may have taken previously, or may take in the future in any legislative, regulatory, or other public forum addressing any matters, including matters related to the types of arrangements prescribed by this Agreement.

          IN WITNESS WHEREOF, the Parties hereto have caused this Agreement to be executed by their respective duly authorized representatives.

ADVANCED TELECOMMUNICATIONS,INC.**             U S WEST COMMUNICATIONS, INC.**


/s/ F. LYNNE POWERS                            /s/ KATHERINE L. FLEMING
-------------------------------------          ---------------------------------
Signature                                      Signature

F. Lynne Powers                                Katherine L. Fleming
-------------------------------------          ---------------------------------
Name Printed/Typed                             Name Printed/Typed

Vice President - Finance                       Vice President - Interconnection
-------------------------------------          ---------------------------------
Title                                          Title

   01-14-00                                        01-24-00
-------------------------------------          ---------------------------------
Date                                           DAte

*        Signed as ordered by the arbitrator/commission in Docket
Nos. U-2428-96-417, E-1051-96-417, U-3175-96-479 and E-1051-96-479. Signature
does not indicate agreement with all aspects of the arbitrator's decision, nor does it waive any of U S WEST's right to seek judicial review of all or part of the agreement, or to reform the agreement as the result of successful judicial review.

**       This Agreement is made pursuant to Section 252 (i) of the Act and is premised upon the Interconnection Agreement between AT&T Communications of the Mountain States, Inc. and U S WEST Communications, Inc. (the "Underlying Agreement"). The Underlying Agreement was approved by the Commission on July 31, 1997.

With respect to this Agreement, the Parties understand and agree:

i) The Parties shall request the Commission to expedite its review and approval of this Agreement.

ii) Notwithstanding the mutual commitments set forth herein, the Parties are entering into this Agreement without prejudice to any positions they have taken previously, or may take in the future, in any legislative, regulatory, or other public forum addressing any matters, including those relating to the types


                                                                         Page 87
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                                                                          Part A

of arrangements contained in this Agreement. During the proceeding in which the Commission is to review and approve the Agreement, U S WEST may point out that it has objected, and continues to object, to the inclusion of the terms and conditions to which it objected in the proceedings involving the approval of the Underlying Agreement.

iii) This Agreement contains provisions based upon the decisions and orders of the FCC and the Commission under and with respect to the Act. Currently, court and regulatory proceedings affecting the subject matter of this Agreement are in various stages, including the proceedings where certain of the rules and regulations of the FCC are being challenged In addition, there is uncertainty in the aftermath of the Supreme Court's decision in AT&T CORP, ET AL. V. IOWA UTILITIES BOARD. Based on that uncertainty, and the regulatory and judicial proceedings which will occur as a result of that decision, the Parties acknowledge that this Agreement may need to be changed to reflect any changes in law. The Agreement has not been corrected to reflect the requirements, claims or outcomes of any of the Proceedings, although the pricing does reflect the Commission's most current generic order, if any. Accordingly, when a final, decision or decisions are made in the Proceedings that automatically change and modify the Underlying Agreement, then like changes and modifications will similarly be made to this Agreement. In addition, to the extent rules or laws are based on regulatory or judicial proceedings as a result of the recent Supreme Court decision, this Agreement will be amended to incorporate such changes.

iv) Subsequent to the execution of this Agreement, the FCC or the Commission may issue decisions or orders that change or modify the rules and regulations governing implementing of the Act. If such changes or modifications alter the state of the law upon which the Underlying Agreement was negotiated and agreed, and it reasonably appears that the parties to the Underlying Agreement would have negotiated and agreed to different term(s) condition(s) or covenant(s) than as contained in the Underlying Agreement had such change or modification been in existence before execution of the Underlying Agreement, then this Agreement shall be amended to reflect such different terms(s), condition(s), or covenant(s). Where the parties fail to agree upon such an amendment, it shall be resolved in accordance with the Dispute Resolution provision of this Agreement.

v) This Agreement shall continue in force and effect until terminated by either Party. The Agreement can be terminated on thirty (30) days notice, if another Interconnection Agreement will not replace the current Agreement. If there is a replacement Interconnection Agreement, one Party can notify the other Party that it is requesting Section 251/252 negotiations under the Federal Telecommunications Act of 1996 ("Act"). That notification will trigger the timeframes and procedures contained in Section 252 of the Act. In the event of such notice, the arrangements between our companies shall continue and be governed by the terms of the expired agreement until the new agreement is approved by the appropriate state commission.



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